UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-03334

CALVERT SOCIAL INVESTMENT FUND
(Exact Name of Registrant as Specified in Charter)

1825 Connecticut Avenue NW, Suite 400, Washington, DC 20009
(Address of Principal Executive Offices)

Maureen A. Gemma
Two International Place, Boston, Massachusetts 02110
(Name and Address of Agent for Services)

(202) 238-2200
(Registrant’s Telephone Number)

September 30
Date of Fiscal Year End

September 30, 2018
Date of Reporting Period

____________________________________________________________________________________

Item 1. Reports to Stockholders

Calvert Balanced Fund
Calvert Bond Fund
Calvert Equity Fund
Calvert Conservative Allocation Fund
Calvert Moderate Allocation Fund
Calvert Aggressive Allocation Fund

Calvert Social Investment Fund • Calvert Balanced Fund • Calvert Bond Fund • Calvert Equity Fund

Annual Report September 30, 2018 E-Delivery Sign-Up — Details Inside

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. Each Fund and its adviser have claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Funds nor the adviser is subject to CFTC regulation.

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TABLE OF CONTENTS

2	Management’s Discussion of Fund Performance
Performance and Fund Profile
4	Calvert Balanced Fund
6	Calvert Bond Fund
8	Calvert Equity Fund
10	Endnotes and Additional Disclosures
11	Fund Expenses
13	Financial Statements
85	Report of Independent Registered Public Accounting Firm
86	Federal Tax Information
87	Management and Organization
89	Important Notices

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE1

Economic and Market Conditions
U.S. stocks led the way with double-digit gains in the 12-month period ended September 30, 2018, while global stocks delivered mixed results.
U.S. stocks opened the period on the upswing as investors anticipated and then cheered passage of the Republican tax reform package in December 2017. Sharp cuts in corporate taxes, a key element of the bill, raised corporate-profit expectations. Stocks also got a boost from positive U.S. economic data, including the unemployment rate which fell to a 17-year low.
Stocks pulled back in February 2018 amid fears that rising rates would spur inflation and boost the appeal of fixed-income investments at the expense of stocks. After a brief rebound, equity markets weakened in the spring of 2018, as investors confronted the prospect of a global trade war due to President Trump’s imposition of broad new tariffs. The tariffs drew retaliatory action from impacted countries including China, Canada, and certain countries in the European Union. Stocks bounced back in the final three months of the period. Technology stocks led the advance, following an earlier setback from a wave of data-privacy scandals.
For the 12-month period ended September 30, 2018, all major U.S. stock indexes recorded double-digit gains. The blue-chip Dow Jones Industrial Average®2 advanced 20.76%, while the broader U.S. equity market, as represented by the S&P 500® Index, rose 17.91%. The technology-laden NASDAQ Composite Index surged 25.17% in the period. Large-cap U.S. stocks as measured by the S&P 500® Index generally outperformed their small-cap counterparts as measured by the Russell 2000® Index during the period. Growth stocks as a group outpaced value stocks in both the large- and small-cap categories, as measured by the Russell growth and value indexes.
On the fixed income side, U.S. investment-grade, fixed-income securities declined during the period, with the Bloomberg Barclays U.S. Aggregate Bond Index returning -1.22%. In comparison, high-yield credits showed strength with the ICE BofAML U.S. High Yield Index rising 2.94% during the period.
U.S. gross domestic product (GDP) growth accelerated through most of the period, reaching a quarterly annualized rate of 4.2% in the second quarter of 2018, the highest level in four years. Corporate earnings and balance sheets also steadily strengthened and the unemployment rate fell to 3.9% during the period from 4.2% at the start of the period. Wages, which had remained stagnant even as the jobless rate fell, began to rise in the latter stages of the period. Inflation increased modestly with the personal consumption expenditures index rising to nearly 2%, mirroring the U.S. Federal Reserve Board (the Fed) target level.
As the U.S. economy showed signs of building strength, the Fed raised the federal funds rate four times during the period and projected another rate hike before the end of 2018 as well as three more potential increases in 2019.
Later in the period, a strong supply of issuances from merger-and-acquisition transactions ─ in addition to concerns about increased leverage and weakening fundamentals in the latter stages of the credit cycle ─ contributed to widening spreads.

Fund Performance - Calvert Balanced Fund
For the 12-month period ended September 30, 2018, Calvert Balanced Fund (the Fund) returned a total of 10.01% for Class A shares at net asset value (NAV) compared with the Russell 1000® Index (the Index), which returned 17.76%, and the Balanced Composite Benchmark, which returned 9.90%.
The Fund normally invests about 60% of its assets in equity securities and 40% in fixed-income investments. The equity portion is primarily large-cap U.S. stocks. The fixed-income portion is primarily in investment-grade debt securities.
Within the equity portion, sector allocation versus the Index detracted overall, particularly overweight positions in the consumer staples and communication services sectors. Stock selection in the industrials, health care, and consumer discretionary sectors also weighed on returns. Newell Brands, Inc., a consumer and commercial products company, was the largest individual detractor from performance relative to the Index during the period. The stock lagged as the company sold off brands and reduced debt in order to focus on core brands. The transition depressed margins and revenues. In addition, investors were concerned about the potential adverse impact of international tariffs.
Deluxe Corp. (Deluxe), a marketing and business software provider for small- and medium-size companies, detracted from performance relative to the Index during the period after Deluxe lowered its revenue projections and its longtime chief executive officer retired unexpectedly. The stock was sold during the period.
Celgene Corp., a global pharmaceutical firm that develops drugs for cancer and inflammatory diseases, detracted from performance relative to the Index during the period as the company’s growth prospects became clouded. The patent for its leading cancer drug, Revlimid, is set to expire in 2020, and the U.S. Food and Drug Administration rejected the company’s multiple sclerosis drug, Ozanimod.
Stock selection was a leading contributor to performance relative to the Index during the period. Selection within the consumer staples, real estate, and information technology sectors was particularly strong. Underweight positions in the industrials and financials sectors were also beneficial.
Three information technology companies ─ Adobe Systems, Inc. (Adobe), GoDaddy, Inc. (GoDaddy), and Intuit Inc. (Intuit) ─ were among the leading contributors relative to the Index in the equity sleeve.
The stock of Adobe, a digital marketing and media software company, performed well after Adobe reported strong organic revenue growth, especially in its digital media business. The growth led to an increase in operating margins and operating cash flow.
GoDaddy, which builds websites and provides web-hosting services, reported strong revenue growth, primarily supported by its core business of registering and renewing domain names. The company increased both its customer base and average revenue per user during the period.

See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to www.calvert.com.

2 www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT (Unaudited)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE - continued

The stock of Intuit, a financial management and compliance software firm, rose after the company reported impressive revenue growth in all of its business lines. Performance was particularly robust in its small-business and self-employed operations, as well as its consumer groups.
While the Fund’s allocation to fixed-income detracted from overall performance against the Index which only holds equities, within the fixed-income portion, asset allocation, duration,7 and security selection all contributed to performance relative to the Index during the period. Overweight allocations to asset-backed securities (ABS), commercial mortgage-backed securities, high-yield corporate bonds, Treasury Inflation Protected Securities, floating-rate loans, and investment-grade corporate bonds were all beneficial. Underweight allocations to U.S. Treasurys and mortgage-backed securities (MBS) and investment in shorter-duration securities also enhanced performance. Security selection in investment-grade corporate bonds, ABS, and MBS was also beneficial. Security selection in high-yield corporate bonds detracted.
Fund Performance - Calvert Bond Fund
For the 12-month period ended September 30, 2018, Calvert Bond Fund (the Fund) Class A shares at net asset value (NAV) returned -0.48%, outperforming its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index (the Index), which returned -1.22%.
The Fund’s asset allocation and shorter-than-Index duration7 contributed to outperformance relative to the Index during the period.
Allocations to securitized assets, particularly asset-backed securities, were especially strong contributors to performance relative to the Index. An underweight to U.S. Treasurys and allocations to out-of-Index Treasury Inflation Protected Securities also enhanced performance versus the Index.
Security selection among investment-grade corporate fixed income securities, particularly in banking, further contributed to Index-relative performance, although selection among government-related securities detracted.
At period end, while the Fed had projected a tightening monetary course to offset the prospect of modest inflation, no one knew whether, when, or how much interest rates would increase. Other areas of uncertainty included how trade tensions with China would play out, the impact of U.S. midterm elections, the looming Brexit deadline, the fiscal policy of Italy’s new government, and the imbalances facing several emerging economies.
Against this backdrop, the Fund was conservatively positioned at period end, including a slightly shorter-than-Index duration. Fund management believed that the rapid growth in BBB-rated8 bonds during the period warranted some caution. In this and other sectors, the Fund continued to emphasize bottom-up security selection.

Fund Performance - Calvert Equity Fund
For the 12-month period ended September 30, 2018, Calvert Equity Fund (the Fund) returned a total of 22.66% for Class A shares at net asset value (NAV). By comparison, the Russell 1000® Growth Index (the Index) returned 26.30%.
The Fund normally invests in quality, steady-growth companies. Although its absolute returns were strong during the period, the Fund underperformed the Index. Just two of the high-growth stocks that the Index held that the Fund did not ─ Amazon.com, Inc. and Netflix, Inc. ─ accounted for a large share of the Fund’s underperformance relative to the Index.
The Fund’s underweight position in Apple, Inc. (Apple), further detracted from performance relative to the Index. The Fund began the period with a larger allocation in Apple but began selling it in 2017 before exiting the position entirely in early 2018. The Fund no longer considered Apple a growth company because it believed sales of iPhones were peaking and the company’s ability to continue to raise prices was in doubt.
While the Fund’s underweight to some stocks in the Index detracted from relative performance, the Fund’s overall stock selection was a positive contributor.
Visa, Inc. and Mastercard, Inc. performed better than market expectations and were among leading contributors during the period. Each company benefited from evolving payment trends away from cash in both developed and emerging economies.
The Fund increased its position in Intuit, Inc. (Intuit), a top contributor relative to the Index during the period. Growth in the company’s QuickBooks online business, which enables small- and medium-size firms to keep their own books, had been a major source of strength since moving from a one-time-payment model to a subscription model. Intuit’s tax business, Turbotax, also grew significantly during the period.
Zoetis, Inc. (Zoetis), an animal health care business that provides vaccines for livestock and pets, further contributed to returns during the period. The Fund, which views Zoetis as an attractive opportunity unfettered by the complications of insurance regulations that affect human health care businesses, maintained its position in the company during the period.

See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to www.calvert.com.

www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT (Unaudited) 3

CALVERT BALANCED FUND
PERFORMANCE

Performance[2,3]
Portfolio Managers Vishal Khanduja, CFA, Brian S. Ellis, CFA, and Charles B. Gaffney, each of Calvert Research and Management

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	10/21/1982	10/21/1982	10.01%	7.29%	7.41%
Class A with 4.75% Maximum Sales Charge	—	—	4.77	6.25	6.89
Class C at NAV	3/1/1994	10/21/1982	9.14	6.44	6.53
Class C with 1% Maximum Sales Charge	—	—	8.14	6.44	6.53
Class I at NAV	12/27/2004	10/21/1982	10.33	7.72	7.91

Russell 1000® Index	—	—	17.76%	13.66%	12.08%
Balanced Composite Benchmark	—	—	9.90	9.06	8.99

% Total Annual Operating Expense Ratios[4]			Class A	Class C	Class I
Gross			0.99%	1.80%	0.67%
Net			0.94	1.69	0.62

Growth of $10,000
This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	09/30/2008	$18,826	N.A.
Class I	$250,000	09/30/2008	$535,423	N.A.

See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to www.calvert.com.

4 www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT (Unaudited)

CALVERT BALANCED FUND
FUND PROFILE

ASSET ALLOCATION (% of total investments)[5]		TEN LARGEST STOCK HOLDINGS (% of net assets)[6]

Equity	63.5%	Apple, Inc.	3.1%
Fixed-Income	36.4%	Alphabet, Inc., Class C	2.5%
Commercial Paper	0.1%	Microsoft Corp.	2.2%
Total	100.0%	Amazon.com, Inc.	1.9%
		Walt Disney Co. (The)	1.6%
		Anthem, Inc.	1.4%
		Verizon Communications, Inc.	1.4%
		Ball Corp.	1.3%
		Mondelez International, Inc., Class A	1.3%
		Simon Property Group, Inc.	1.2%
		Total	17.9%

See Endnotes and Additional Disclosures in this report.

www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT (Unaudited) 5

CALVERT BOND FUND
PERFORMANCE

Performance[2,3]
Portfolio Managers Vishal Khanduja, CFA and Brian S. Ellis, CFA, each of Calvert Research and Management

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	8/24/1987	8/24/1987	-0.48%	2.60%	3.60%
Class A with 3.75% Maximum Sales Charge	—	—	-4.22	1.82	3.21
Class C at NAV	6/1/1998	8/24/1987	-1.25	1.75	2.75
Class C with 1% Maximum Sales Charge	—	—	-2.23	1.75	2.75
Class I at NAV	3/31/2000	8/24/1987	-0.15	3.06	4.14
Class R6 at NAV	10/3/2017	8/24/1987	-0.15	3.06	4.15

Bloomberg Barclays U.S. Aggregate Bond Index	—	—	-1.22%	2.16%	3.77%

% Total Annual Operating Expense Ratios[4]		Class A	Class C	Class I	Class R6
Gross		0.89%	1.78%	0.54%	0.54%
Net		0.88	1.63	0.53	0.53

Growth of $10,000
This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment[3]	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	09/30/2008	$13,123	N.A.
Class I	$250,000	09/30/2008	$375,331	N.A.
Class R6	$1,000,000	09/30/2008	$1,501,373	N.A.

See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to www.calvert.com.

6 www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT (Unaudited)

CALVERT BOND FUND
FUND PROFILE

PORTFOLIO COMPOSITION (% of total investments)[5]

Corporate Bonds	48.7%
Asset-Backed Securities	23.6%
U.S. Treasury Obligations	11.4%
Collateralized Mortgage-Backed Obligations	5.2%
Floating Rate Loans	2.4%
Commercial Mortgage-Backed Securities	2.4%
U.S. Government Agency Mortgage-Backed Securities	2.0%
Taxable Municipal Obligations	1.9%
Sovereign Government Bonds	1.2%
High Social Impact Investments	0.6%
Commercial Paper	0.3%
U.S. Government Agencies and Instrumentalities	0.3%
Total	100.0%

See Endnotes and Additional Disclosures in this report.

www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT (Unaudited) 7

CALVERT EQUITY FUND
PERFORMANCE

Performance[2,3]
Portfolio Managers Joseph B. Hudepohl, CFA, Lance V. Garrison, CFA, Jeffrey A. Miller, CFA and Robert R. Walton, Jr., CFA, each of Atlanta Capital Management Company, LLC

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	8/24/1987	8/24/1987	22.66%	13.77%	11.46%
Class A with 4.75% Maximum Sales Charge	—	—	16.83	12.66	10.91
Class C at NAV	3/1/1994	8/24/1987	21.75	12.92	10.62
Class C with 1% Maximum Sales Charge	—	—	20.75	12.92	10.62
Class I at NAV	11/1/1999	8/24/1987	23.06	14.25	12.00
Class R6 at NAV	10/3/2017	8/24/1987	23.05	14.24	12.00

Russell 1000® Growth Index	—	—	26.30%	16.57%	14.30%

% Total Annual Operating Expense Ratios[4]		Class A	Class C	Class I	Class R6
Gross		1.08%	1.85%	0.71%	0.71%
Net		1.08	1.84	0.71	0.71

Growth of $10,000
This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment[3]	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	09/30/2008	$27,453	N.A.
Class I	$250,000	09/30/2008	$776,899	N.A.
Class R6	$1,000,000	09/30/2008	$3,107,214	N.A.

See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to www.calvert.com.

8 www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT (Unaudited)

CALVERT EQUITY FUND
FUND PROFILE

SECTOR ALLOCATION (% of total investments)[5]		TEN LARGEST HOLDINGS (% of net assets)[6]

Information Technology	25.7%	Visa, Inc., Class A	4.9%
Health Care	19.5%	Thermo Fisher Scientific, Inc.	4.8%
Industrials	10.7%	Microsoft Corp.	4.8%
Consumer Discretionary	9.7%	Alphabet, Inc., Class C	4.8%
Communication Services	8.0%	Danaher Corp.	4.7%
Materials	7.6%	Dollar General Corp.	3.9%
Financials	6.9%	Ecolab, Inc.	3.7%
Consumer Staples	6.7%	MasterCard, Inc., Class A	3.7%
Real Estate	3.8%	Zoetis, Inc.	3.6%
Venture Capital Limited Partnership Interests	0.6%	Praxair, Inc.	3.6%
High Social Impact Investments	0.6%	Total	42.5%
Venture Capital	0.2%
Total	100.0%

See Endnotes and Additional Disclosures in this report.

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Endnotes and Additional Disclosures

[1]
The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated on the cover. These views are subject to change at any time based upon market or other conditions, and Calvert and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Calvert fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]
Dow Jones Industrial Average® is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. S&P 500® Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. NASDAQ Composite Index is a market capitalization-weighted index of all domestic and international securities listed on NASDAQ. Source: Nasdaq, Inc. The information is provided by Nasdaq (with its affiliates, are referred to as “Corporations”) and Nasdaq’s third party licensors on an “as is” basis and the Corporations make no guarantees and bear no liability of any kind with respect to the information or the Fund. Russell 2000® Index is an unmanaged index of 2,000 U.S. small-cap stocks. Russell 1000® Index is an unmanaged index of 1,000 U.S. large-cap stocks. Russell 1000® Growth Index is an unmanaged index of U.S. large-cap growth stocks. Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of domestic investment-grade bonds, including corporate, government and mortgage-backed securities. ICE BofAML U.S. High Yield Index is an unmanaged index of below-investment grade U.S. corporate bonds. ICE® BofAML® indices are not for redistribution or other uses; provided “as is”, without warranties, and with no liability. Eaton Vance has prepared this report and ICE Data Indices, LLC does not endorse it, or guarantee, review, or endorse Eaton Vance’s products. BofAML® is a licensed registered trademark of Bank of America Corporation in the United States and other countries. The Balanced Composite Benchmark is an internally constructed benchmark which is comprised of a blend of 60% Russell 1000® Index and 40% Bloomberg Barclays U.S. Aggregate Bond Index, and is rebalanced monthly. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]
Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. For the Calvert Bond Fund and the Calvert Equity Fund, the performance of Class R6 is linked to Class I. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable. Performance presented in the Financial Highlights included in the financial statements is not linked.

Effective December 31, 2016, Calvert Research and Management became the investment adviser to the Fund and performance reflected prior to such date is that of the Fund’s former investment adviser, Calvert Investment Management, Inc.

[4]
Source: Fund prospectus. Net expense ratios reflect a contractual expense reimbursement that continues through 1/31/19. Without the reimbursement, performance would have been lower. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

5 Does not include Short Term Investment of Cash Collateral for Securities Loaned.

6 Excludes cash and cash equivalents.

7 Duration is a measure of the expected change in price of a bond - in percentage terms - given a one percent change in interest rates, all else being constant. Securities with lower durations tend to be less sensitive to interest rate changes.

[8]
Ratings are based on Moody’s Investors Service, Inc. (“Moody’s”), S&P Global Ratings (“S&P”) or Fitch Ratings (“Fitch”), as applicable. If securities are rated differently by the ratings agencies, the highest rating is applied. Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of a bond based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by S&P or Fitch (Baa or higher by Moody’s) are considered to be investment-grade quality. Credit ratings are based largely on the ratings agency’s analysis at the time of rating. The rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition and does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security.

Fund profiles subject to change due to active management.

10 www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT (Unaudited)

FUND EXPENSES
Example
As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2018 to September 30, 2018).
Actual Expenses
The first section of the tables below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second section of the tables below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

CALVERT BALANCED FUND	BEGINNING ACCOUNT VALUE (4/1/18)	ENDING ACCOUNT VALUE (9/30/18)	EXPENSES PAID DURING PERIOD* (4/1/18 - 9/30/18)	ANNUALIZED EXPENSE RATIO
Actual
Class A	$1,000.00	$1,067.70	$4.87**	0.94%
Class C	$1,000.00	$1,063.60	$8.74**	1.69%
Class I	$1,000.00	$1,069.00	$3.22**	0.62%
Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,020.36	$4.76**	0.94%
Class C	$1,000.00	$1,016.60	$8.54**	1.69%
Class I	$1,000.00	$1,021.96	$3.14**	0.62%

* Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on March 31, 2018.

** Absent a waiver and/or reimbursement of expenses by an affiliate, expenses would be higher.

www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT (Unaudited) 11

CALVERT BOND FUND	BEGINNING ACCOUNT VALUE (4/1/18)	ENDING ACCOUNT VALUE (9/30/18)	EXPENSES PAID DURING PERIOD* (4/1/18 - 9/30/18)	ANNUALIZED EXPENSE RATIO
Actual
Class A	$1,000.00	$1,001.10	$4.16	0.83%
Class C	$1,000.00	$997.20	$8.16	1.63%
Class I	$1,000.00	$1,003.30	$2.66**	0.53%
Class R6	$1,000.00	$1,003.10	$2.66**	0.53%
Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,020.91	$4.20	0.83%
Class C	$1,000.00	$1,016.90	$8.24	1.63%
Class I	$1,000.00	$1,022.41	$2.69**	0.53%
Class R6	$1,000.00	$1,022.41	$2.69**	0.53%

* Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on March 31, 2018.

** Absent a waiver and/or reimbursement of expenses by an affiliate, expenses would be higher.

CALVERT EQUITY FUND	BEGINNING ACCOUNT VALUE (4/1/18)	ENDING ACCOUNT VALUE (9/30/18)	EXPENSES PAID DURING PERIOD* (4/1/18 - 9/30/18)	ANNUALIZED EXPENSE RATIO
Actual
Class A	$1,000.00	$1,116.20	$5.36	1.01%
Class C	$1,000.00	$1,112.40	$9.21	1.74%
Class I	$1,000.00	$1,118.00	$3.72**	0.70%
Class R6	$1,000.00	$1,117.80	$3.61	0.68%
Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,020.00	$5.11	1.01%
Class C	$1,000.00	$1,016.34	$8.80	1.74%
Class I	$1,000.00	$1,021.56	$3.55**	0.70%
Class R6	$1,000.00	$1,021.66	$3.45	0.68%

* Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on March 31, 2018.

** Absent a waiver and/or reimbursement of expenses by an affiliate, expenses would be higher.

12 www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT (Unaudited)

CALVERT BALANCED FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2018

	SHARES	VALUE ($)
COMMON STOCKS - 62.6%
Aerospace & Defense - 0.6%
CAE, Inc.	223,900	4,545,084

Air Freight & Logistics - 0.8%
C.H. Robinson Worldwide, Inc.	60,213	5,896,057

Auto Components - 0.6%
Aptiv plc	55,967	4,695,631

Banks - 3.4%
Bank of America Corp.	295,000	8,690,700
Citigroup, Inc.	90,325	6,479,915
KeyCorp	218,800	4,351,932
PNC Financial Services Group, Inc. (The)	39,300	5,352,267
		24,874,814

Beverages - 1.0%
PepsiCo, Inc.	63,596	7,110,033

Biotechnology - 2.1%
Biogen, Inc. (1)	7,752	2,738,859
Celgene Corp. (1)	42,125	3,769,766
Gilead Sciences, Inc.	49,789	3,844,209
Incyte Corp. (1)	35,900	2,479,972
Vertex Pharmaceuticals, Inc. (1)	12,600	2,428,524
		15,261,330

Commercial Services & Supplies - 1.3%
Republic Services, Inc.	79,400	5,769,204
Waste Connections, Inc.	43,200	3,446,064
		9,215,268

Consumer Finance - 1.5%
Ally Financial, Inc.	184,800	4,887,960
American Express Co.	56,200	5,984,738
		10,872,698

Containers & Packaging - 1.3%
Ball Corp. (2)	210,637	9,265,922

Diversified Consumer Services - 0.6%
Grand Canyon Education, Inc. (1)	38,000	4,286,400

www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT 13

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Diversified Telecommunication Services - 1.4%
Verizon Communications, Inc.	190,107	10,149,813

Electrical Equipment - 1.0%
AMETEK, Inc.	93,200	7,373,984

Energy Equipment & Services - 2.9%
Core Laboratories NV (2)	43,100	4,992,273
National Oilwell Varco, Inc.	132,402	5,703,878
Oceaneering International, Inc. (1)	200,776	5,541,418
TechnipFMC plc	165,410	5,169,062
		21,406,631

Entertainment - 1.7%
Walt Disney Co. (The)	104,004	12,162,228

Equity Real Estate Investment Trusts (REITs) - 2.1%
AvalonBay Communities, Inc.	36,700	6,648,205
Simon Property Group, Inc.	50,200	8,872,850
		15,521,055

Food & Staples Retailing - 0.9%
Performance Food Group Co. (1)	200,652	6,681,712

Food Products - 2.4%
Conagra Brands, Inc.	254,300	8,638,571
Mondelez International, Inc., Class A	215,470	9,256,591
		17,895,162

Health Care Equipment & Supplies - 1.9%
Boston Scientific Corp. (1)	145,100	5,586,350
Danaher Corp.	74,800	8,127,768
		13,714,118

Health Care Providers & Services - 2.1%
Anthem, Inc.	38,100	10,441,305
Humana, Inc.	15,800	5,348,616
		15,789,921

Household Products - 0.5%
Colgate-Palmolive Co.	50,800	3,401,060

Independent Power and Renewable Electricity Producers - 0.6%
NextEra Energy Partners LP	95,900	4,651,150

Industrial Conglomerates - 0.4%
3M Co.	12,811	2,699,406

14 www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Insurance - 2.4%
American Financial Group, Inc.	60,896	6,757,629
American International Group, Inc.	123,800	6,591,112
First American Financial Corp.	80,443	4,150,054
		17,498,795

Interactive Media & Services - 2.5%
Alphabet, Inc., Class C (1)	15,112	18,035,719

Internet & Direct Marketing Retail - 2.3%
Amazon.com, Inc. (1)	6,866	13,752,598
Booking Holdings, Inc. (1)	1,700	3,372,800
		17,125,398

IT Services - 1.8%
Amdocs Ltd.	51,767	3,415,587
Cognizant Technology Solutions Corp., Class A	100,700	7,769,005
GoDaddy, Inc., Class A (1)	27,900	2,326,581
		13,511,173

Life Sciences Tools & Services - 0.9%
Thermo Fisher Scientific, Inc.	27,397	6,687,060

Machinery - 1.4%
Gardner Denver Holdings, Inc. (1)	206,100	5,840,874
Parker-Hannifin Corp.	23,600	4,340,748
		10,181,622

Metals & Mining - 0.5%
Reliance Steel & Aluminum Co.	43,750	3,731,438

Multi-Utilities - 1.3%
CMS Energy Corp.	91,273	4,472,377
Sempra Energy	43,315	4,927,081
		9,399,458

Pharmaceuticals - 2.1%
GlaxoSmithKline plc ADR	137,700	5,531,409
Jazz Pharmaceuticals plc (1)	31,400	5,279,282
Pfizer, Inc.	97,884	4,313,748
		15,124,439

Road & Rail - 0.6%
Kansas City Southern	40,200	4,553,856

www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT 15

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Semiconductors & Semiconductor Equipment - 1.6%
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	122,800	5,422,848
Texas Instruments, Inc.	61,996	6,651,551
		12,074,399

Software - 5.9%
Adobe Systems, Inc. (1)	21,824	5,891,388
Intuit, Inc.	23,167	5,268,176
Microsoft Corp.	142,051	16,246,373
Oracle Corp.	143,100	7,378,236
Salesforce.com, Inc. (1)	51,400	8,174,142
		42,958,315

Specialty Retail - 2.4%
Home Depot, Inc. (The)	39,100	8,099,565
TJX Cos., Inc. (The)	51,700	5,791,434
Tractor Supply Co.	42,400	3,853,312
		17,744,311

Technology Hardware, Storage & Peripherals - 4.1%
Apple, Inc.	100,252	22,630,886
HP, Inc.	287,800	7,416,606
		30,047,492

Textiles, Apparel & Luxury Goods - 0.8%
Gildan Activewear, Inc.	182,600	5,556,518

Thrifts & Mortgage Finance - 0.7%
MGIC Investment Corp. (1)	391,400	5,209,534

Venture Capital - 0.2%
CFBanc Corp. (1)(3)(4)	27,000	330,080
Consensus Orthopedics, Inc. (1)(3)(4)	180,877	181
Kickboard (1)(3)(4)	169,932	2,787
Learn Capital Venture Partners III LP (1)(3)(4)	891,063	1,227,216
MACH Energy (1)(3)(4)	20,536	1,891
Neighborhood Bancorp, Class A (1)(3)(4)	10,000	10,000
		1,572,155

Total Common Stocks (Cost $386,520,565)		458,481,159

16 www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT

	PRINCIPAL AMOUNT ($)	VALUE ($)
CORPORATE BONDS - 17.8%
Basic Materials - 0.1%
Reliance Steel & Aluminum Co., 4.50%, 4/15/23	500,000	507,962

Communications - 1.1%
AT&T, Inc.:
3.514%, (3 mo. USD LIBOR + 1.18%), 6/12/24 (5)	285,000	286,503
3.80%, 3/15/22	760,000	763,384
3.80%, 3/1/24	525,000	520,332
4.10%, 2/15/28 (6)	700,000	679,695
Comcast Corp., 3.20%, 7/15/36	990,000	826,607
Crown Castle Towers LLC, 3.663%, 5/15/45 (6)	450,000	442,098
NBCUniversal Media LLC, 4.45%, 1/15/43	405,000	386,755
SBA Communications Corp., 4.00%, 10/1/22	102,000	100,598
Verizon Communications, Inc.:
3.414%, (3 mo. USD LIBOR + 1.10%), 5/15/25 (5)	531,000	536,069
3.50%, 11/1/24	1,000,000	987,786
4.329%, 9/21/28 (6)	831,000	837,425
4.862%, 8/21/46	1,275,000	1,280,068
Warner Media LLC, 4.90%, 6/15/42	500,000	468,308
		8,115,628

Consumer, Cyclical - 2.2%
American Airlines Group, Inc., 5.50%, 10/1/19 (6)	150,000	152,812
American Airlines Pass-Through Trust:
4.40%, 3/22/25	664,548	664,020
5.25%, 7/15/25	532,128	549,853
5.60%, 1/15/22 (6)	555,767	566,883
Azul Investments LLP, 5.875%, 10/26/24 (6)	570,000	495,307
Carrols Restaurant Group, Inc., 8.00%, 5/1/22	200,000	208,810
CVS Health Corp.:
3.047%, (3 mo. USD LIBOR + 0.72%), 3/9/21 (5)	88,000	88,722
3.125%, 3/9/20	115,000	115,047
3.70%, 3/9/23	647,000	644,759
4.30%, 3/25/28	1,177,000	1,167,632
CVS Pass-Through Trust, 6.036%, 12/10/28	811,024	865,892
Ford Motor Credit Co. LLC:
2.262%, 3/28/19	519,000	517,265
2.979%, 8/3/22	2,350,000	2,230,710
3.079%, (3 mo. USD LIBOR + 0.88%), 10/12/21 (5)	910,000	901,963
3.124%, (3 mo. USD LIBOR + 0.79%), 6/12/20 (5)	220,000	220,013
3.147%, (3 mo. USD LIBOR + 0.81%), 4/5/21 (5)	335,000	333,011
3.271%, (3 mo. USD LIBOR + 0.93%), 11/4/19 (5)	600,000	601,616
Latam Airlines Pass-Through Trust, 4.20%, 8/15/29	449,190	434,592
Lennar Corp., 4.50%, 11/15/19	870,000	878,700
Newell Brands, Inc., 3.85%, 4/1/23	500,000	489,803

www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT 17

	PRINCIPAL AMOUNT ($)	VALUE ($)
CORPORATE BONDS - CONT’D
Nordstrom, Inc.:
4.00%, 3/15/27	250,000	242,817
5.00%, 1/15/44 (2)	545,000	503,580
Norwegian Air Shuttle ASA Pass-Through Trust, 4.875%, 11/10/29 (6)	534,086	524,678
Prime Security Services Borrower LLC / Prime Finance, Inc., 9.25%, 5/15/23 (6)	130,000	139,360
Starbucks Corp., 2.45%, 6/15/26	550,000	495,918
Tapestry, Inc., 4.125%, 7/15/27	1,175,000	1,118,162
Virgin Australia Pass-Through Trust:
5.00%, 4/23/25 (6)	168,671	171,413
6.00%, 4/23/22 (6)	236,751	239,710
Whirlpool Corp., 3.70%, 5/1/25	500,000	482,061
Wyndham Destinations, Inc.:
4.15%, 4/1/24	132,000	128,700
4.50%, 4/1/27	147,000	139,282
		16,313,091

Consumer, Non-cyclical - 1.0%
Amgen, Inc., 4.663%, 6/15/51	895,000	884,638
Becton Dickinson and Co.:
2.404%, 6/5/20	474,000	466,978
2.894%, 6/6/22	474,000	461,173
3.261%, (3 mo. USD LIBOR + 0.875%), 12/29/20 (5)	926,000	927,430
3.363%, 6/6/24	740,000	715,667
Block Financial LLC, 5.25%, 10/1/25 (2)	150,000	151,173
Ecolab, Inc.:
3.25%, 12/1/27	214,000	205,703
3.95%, 12/1/47	154,000	146,676
Grupo Bimbo SAB de CV, 4.875%, 6/27/44 (6)	500,000	476,505
Kaiser Foundation Hospitals, 3.15%, 5/1/27	874,000	838,673
Keurig Dr Pepper, Inc.:
3.551%, 5/25/21 (6)	348,000	347,586
4.057%, 5/25/23 (6)	222,000	222,507
Kraft Heinz Foods Co.:
3.375%, 6/15/21	138,000	137,350
5.20%, 7/15/45	575,000	563,421
Life Technologies Corp., 6.00%, 3/1/20	500,000	518,146
Massachusetts Institute of Technology, 3.959%, 7/1/38	300,000	301,662
MEDNAX, Inc., 5.25%, 12/1/23 (6)	155,000	155,581
Teva Pharmaceutical Finance Netherlands III BV, 1.70%, 7/19/19	112,000	110,202
		7,631,071

Energy - 0.1%
Oceaneering International, Inc., 4.65%, 11/15/24	465,000	445,736

18 www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT

	PRINCIPAL AMOUNT ($)	VALUE ($)
CORPORATE BONDS - CONT’D
Financial - 8.5%
Ally Financial, Inc.:
3.25%, 11/5/18	1,329,000	1,329,000
3.50%, 1/27/19	980,000	981,225
4.125%, 3/30/20	645,000	649,031
ANZ New Zealand International Ltd., 2.20%, 7/17/20 (6)	542,000	531,240
Banco Santander S.A.:
3.125%, 2/23/23	829,000	787,403
3.40%, (3 mo. USD LIBOR + 1.09%), 2/23/23 (5)	305,000	306,199
Bank Nederlandse Gemeenten NV, 2.125%, 12/14/20 (6)	720,000	706,795
Bank of America Corp.:
2.727%, (3 mo. USD LIBOR + 0.38%), 1/23/22 (5)	1,163,000	1,159,835
3.106%, (3 mo. USD LIBOR + 0.79%), 3/5/24 (5)	1,450,000	1,450,129
3.419% to 12/20/27, 12/20/28 (7)	900,000	845,166
3.499% to 5/17/21, 5/17/22 (7)	1,489,000	1,488,635
3.527%, (3 mo. USD LIBOR + 1.18%), 10/21/22 (5)	801,000	814,191
3.593% to 7/21/27, 7/21/28 (7)	1,400,000	1,335,423
3.824% to 1/20/27, 1/20/28 (7)	2,390,000	2,328,409
Bank of Montreal, 3.803% to 12/15/27, 12/15/32 (7)	886,000	828,933
Capital One Financial Corp.:
2.50%, 5/12/20	1,001,000	988,904
2.789%, (3 mo. USD LIBOR + 0.45%), 10/30/20 (5)	235,000	234,597
3.059%, (3 mo. USD LIBOR + 0.72%), 1/30/23 (5)	1,980,000	1,972,423
3.30%, 10/30/24	419,000	399,301
4.20%, 10/29/25	575,000	562,435
Capital One NA, 2.65%, 8/8/22	610,000	586,710
CBL & Associates LP:
5.25%, 12/1/23 (2)	68,000	58,120
5.95%, 12/15/26 (2)	620,000	516,150
Citigroup, Inc.:
2.65%, 10/26/20	885,000	873,567
2.75%, 4/25/22	730,000	709,632
3.142% to 1/24/22, 1/24/23 (7)	776,000	761,678
3.292%, (3 mo. USD LIBOR + 0.95%), 7/24/23 (5)	300,000	302,107
3.397%, (3 mo. USD LIBOR + 1.07%), 12/8/21 (5)	300,000	305,380
3.576%, (3 mo. USD LIBOR + 1.25%), 7/1/26 (5)	800,000	807,489
3.887% to 1/10/27, 1/10/28 (7)	3,320,000	3,224,353
4.075% to 4/23/28, 4/23/29 (7)	1,150,000	1,129,305
4.125%, 7/25/28 (2)	100,000	96,668
5.80% to 11/15/19 (7)(8)	280,000	286,230
6.125% to 11/15/20 (7)(8)	140,000	146,038
Citizens Bank NA:
2.25%, 3/2/20	500,000	493,444
2.55%, 5/13/21	400,000	389,914
Citizens Financial Group, Inc., 2.375%, 7/28/21	355,000	342,698
Commonwealth Bank of Australia, 2.50%, 9/18/22 (6)	550,000	527,050

www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT 19

	PRINCIPAL AMOUNT ($)	VALUE ($)
CORPORATE BONDS - CONT’D
Credit Acceptance Corp.:
6.125%, 2/15/21	498,000	504,848
7.375%, 3/15/23	480,000	504,000
Crown Castle International Corp.:
3.20%, 9/1/24	840,000	799,946
3.65%, 9/1/27	422,000	397,034
DDR Corp., 3.625%, 2/1/25	517,000	490,339
Digital Realty Trust LP:
3.95%, 7/1/22	750,000	755,180
4.75%, 10/1/25	525,000	538,767
Discover Bank, 4.682% to 8/9/23, 8/9/28 (7)	825,000	817,550
Discover Financial Services:
3.85%, 11/21/22	750,000	742,052
3.95%, 11/6/24	300,000	293,608
EPR Properties:
4.50%, 6/1/27	845,000	808,612
4.95%, 4/15/28	500,000	491,957
Goldman Sachs Group, Inc. (The):
2.876% to 10/31/21, 10/31/22 (7)	112,000	109,321
2.905% to 7/24/22, 7/24/23 (7)	975,000	942,466
2.908% to 6/5/22, 6/5/23 (7)	2,020,000	1,955,634
3.342%, (3 mo. USD LIBOR + 1.00%), 7/24/23 (5)	545,000	551,072
3.484%, (3 mo. USD LIBOR + 1.17%), 5/15/26 (5)	999,000	1,000,491
3.691% to 6/5/27, 6/5/28 (7)	70,000	66,662
International Finance Corp., 1.75%, 3/30/20	1,780,000	1,750,995
iStar, Inc., 5.00%, 7/1/19	236,000	236,543
JPMorgan Chase & Co.:
3.237%, (3 mo. USD LIBOR + 0.89%), 7/23/24 (5)	94,000	94,385
3.797% to 7/23/23, 7/23/24 (2)(7)	1,150,000	1,149,847
Series V, 5.00% to 7/1/19 (7)(8)	1,105,000	1,114,669
Lazard Group LLC, 4.50%, 9/19/28	683,000	672,369
Morgan Stanley:
2.80%, 6/16/20	2,200,000	2,183,543
2.891%, (3 mo. USD LIBOR + 0.55%), 2/10/21 (5)	525,000	526,784
3.277%, (3 mo. USD LIBOR + 0.93%), 7/22/22 (5)	220,000	221,980
3.591% to 7/22/27, 7/22/28 (7)	2,400,000	2,278,375
3.742%, (3 mo. USD LIBOR + 1.40%), 10/24/23 (5)	550,000	565,483
3.772% to 1/24/28, 1/24/29 (7)	1,000,000	960,456
4.00%, 7/23/25	725,000	722,885
4.875%, 11/1/22	690,000	715,401
5.45% to 7/15/19 (7)(8)	200,000	202,550
National Australia Bank Ltd., 3.625%, 6/20/23	575,000	572,688
Realogy Group LLC / Realogy Co-Issuer Corp., 4.50%, 4/15/19 (6)	450,000	452,250

20 www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT

	PRINCIPAL AMOUNT ($)	VALUE ($)
CORPORATE BONDS - CONT’D
Springleaf Finance Corp.:
5.25%, 12/15/19	300,000	305,076
6.875%, 3/15/25	150,000	150,300
7.125%, 3/15/26	145,000	145,000
Synchrony Financial:
3.00%, 8/15/19	1,133,000	1,130,955
3.578%, (3 mo. USD LIBOR + 1.23%), 2/3/20 (5)	190,000	191,272
3.95%, 12/1/27	1,595,000	1,447,832
Synovus Financial Corp., 3.125%, 11/1/22	311,000	299,079
Toronto-Dominion Bank (The), 1.85%, 9/11/20	1,000,000	977,541
VFH Parent LLC / Orchestra Co-Issuer, Inc., 6.75%, 6/15/22 (6)	65,000	67,275
		62,160,879

Government - 1.0%
Asian Development Bank, 3.125%, 9/26/28	1,160,000	1,151,943
European Bank for Reconstruction & Development, 0.875%, 7/22/19	1,150,000	1,133,865
Inter-American Development Bank, 3.00%, 9/26/22	1,160,000	1,156,953
International Bank for Reconstruction & Development, 1.005%, 10/1/18	600,000	600,000
International Finance Corp., 2.00%, 10/24/22	3,485,000	3,346,721
		7,389,482

Industrial - 0.8%
Carlisle Cos., Inc., 3.50%, 12/1/24	327,000	313,560
Jabil, Inc.:
4.70%, 9/15/22	450,000	458,640
5.625%, 12/15/20	150,000	156,450
Johnson Controls International plc, 4.625%, 7/2/44	450,000	441,881
JSL Europe SA, 7.75%, 7/26/24 (6)	200,000	174,250
Owens Corning:
3.40%, 8/15/26	800,000	734,545
4.30%, 7/15/47	110,000	88,948
Penske Truck Leasing Co. LP / PTL Finance Corp., 3.375%, 2/1/22 (6)	765,000	754,765
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC, 5.75%, 10/15/20	159,903	160,503
SBA Tower Trust:
2.877%, 7/10/46 (6)	600,000	590,762
3.722%, 4/9/48 (6)	1,100,000	1,090,782
SMBC Aviation Capital Finance DAC:
2.65%, 7/15/21 (6)	540,000	520,735
3.00%, 7/15/22 (6)	467,000	448,875
Wabtec Corp.:
3.382%, (3 mo. USD LIBOR + 1.05%), 9/15/21 (5)	255,000	255,556
4.70%, 9/15/28	150,000	147,440
		6,337,692

www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT 21

	PRINCIPAL AMOUNT ($)	VALUE ($)
CORPORATE BONDS - CONT’D
Technology - 2.4%
Apple, Inc., 3.00%, 6/20/27	1,210,000	1,152,030
Broadridge Financial Solutions, Inc., 3.95%, 9/1/20	425,000	428,882
CA, Inc., 4.70%, 3/15/27	1,000,000	1,001,961
Dell International LLC / EMC Corp.:
3.48%, 6/1/19 (6)	2,640,000	2,647,144
4.42%, 6/15/21 (6)	1,815,000	1,843,022
DXC Technology Co.:
2.875%, 3/27/20	658,000	652,747
3.271%, (3 mo. USD LIBOR + 0.95%), 3/1/21 (5)	1,800,000	1,800,031
Hewlett Packard Enterprise Co., 3.105%, (3 mo. USD LIBOR + 0.72%), 10/5/21 (5)	525,000	525,580
Marvell Technology Group Ltd., 4.20%, 6/22/23	158,000	157,352
Microchip Technology, Inc., 4.333%, 6/1/23 (6)	1,042,000	1,036,385
Microsoft Corp.:
2.40%, 8/8/26	575,000	530,463
4.45%, 11/3/45	505,000	542,069
NXP BV / NXP Funding LLC:
3.875%, 9/1/22 (6)	200,000	198,500
4.625%, 6/15/22 (6)	890,000	900,013
4.625%, 6/1/23 (6)	200,000	203,540
Seagate HDD Cayman:
3.75%, 11/15/18	800,000	800,265
4.875%, 3/1/24 (2)	480,000	473,544
4.875%, 6/1/27	640,000	599,537
5.75%, 12/1/34	160,000	144,807
Western Digital Corp., 4.75%, 2/15/26	1,938,000	1,877,825
		17,515,697

Utilities - 0.6%
American Water Capital Corp., 2.95%, 9/1/27	750,000	702,204
Avangrid, Inc., 3.15%, 12/1/24	1,956,000	1,866,480
Consolidated Edison Co. of New York, Inc., 4.45%, 6/15/20	300,000	305,671
NextEra Energy Operating Partners LP, 4.25%, 9/15/24 (6)	750,000	737,812
Public Service Co. of Colorado, 3.70%, 6/15/28 (2)	548,000	548,357
		4,160,524

Total Corporate Bonds (Cost $132,998,721)		130,577,762

ASSET-BACKED SECURITIES - 8.0%
AASET US Ltd., Series 2018-1A, Class A, 3.844%, 1/16/38 (6)	210,429	208,635
American Homes 4 Rent, Series 2014-SFR2, Class A, 3.786%, 10/17/36 (6)	1,213,784	1,216,997
Avant Loans Funding Trust, Series 2017-B, Class A, 2.29%, 6/15/20 (6)	68,452	68,421
Avis Budget Rental Car Funding AESOP LLC:
Series 2013-2A, Class A, 2.97%, 2/20/20 (6)	1,736,667	1,737,877
Series 2014-1A, Class A, 2.46%, 7/20/20 (6)	1,125,000	1,122,199

22 www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT

	PRINCIPAL AMOUNT ($)	VALUE ($)
ASSET-BACKED SECURITIES - CONT’D
Series 2014-1A, Class C, 3.75%, 7/20/20 (6)	450,000	450,822
Series 2014-2A, Class A, 2.50%, 2/20/21 (6)	1,420,000	1,408,906
Citi Held For Asset Issuance:
Series 2015-PM1, Class C, 5.01%, 12/15/21 (6)	173,484	173,757
Series 2015-PM3, Class C, 6.99%, 5/16/22 (6)	155,356	155,619
Coinstar Funding LLC, Series 2017-1A, Class A2, 5.216%, 4/25/47 (6)	691,250	700,138
Colony Starwood Homes Trust:
Series 2016-1A, Class C, 4.808%, (1 mo. USD LIBOR + 2.65%), 7/17/33 (5)(6)	217,369	217,817
Series 2016-1A, Class D, 5.258%, (1 mo. USD LIBOR + 3.10%), 7/17/33 (5)(6)	198,737	199,654
Conn Funding II LP:
Series 2017-B, Class A, 2.73%, 7/15/20 (6)	156,667	156,649
Series 2017-B, Class B, 4.52%, 4/15/21 (6)	485,000	487,692
Series 2018-A, Class A, 3.25%, 1/15/23 (6)	441,171	441,264
Series 2018-A, Class B, 4.65%, 1/15/23 (6)	130,000	130,220
Consumer Loan Underlying Bond Credit Trust:
Series 2017-NP1, Class B, 3.17%, 4/17/23 (6)	3,454	3,453
Series 2017-NP1, Class C, 5.13%, 4/17/23 (6)	441,000	444,533
Series 2017-P1, Class A, 2.42%, 9/15/23 (6)	307,747	306,975
Series 2017-P2, Class A, 2.61%, 1/15/24 (6)	60,198	59,897
Credit Acceptance Auto Loan Trust, Series 2017-2A, Class A, 2.55%, 2/17/26 (6)	625,000	619,528
DB Master Finance LLC:
Series 2015-1A, Class A2II, 3.98%, 2/20/45 (6)	590,580	591,331
Series 2017-1A, Class A2II, 4.03%, 11/20/47 (6)	168,725	165,901
Dell Equipment Finance Trust, Series 2017-1, Class A3, 2.14%, 4/22/22 (6)	500,000	498,346
DRB Prime Student Loan Trust, Series 2016-B, Class A2, 2.89%, 6/25/40 (6)	384,574	380,256
Driven Brands Funding LLC:
Series 2015-1A, Class A2, 5.216%, 7/20/45 (6)	719,650	740,796
Series 2016-1A, Class A2, 6.125%, 7/20/46 (6)	294,000	305,710
Series 2018-1A, Class A2, 4.739%, 4/20/48 (6)	59,850	59,591
Element Rail Leasing I LLC:
Series 2014-1A, Class A1, 2.299%, 4/19/44 (6)	106,512	105,248
Series 2014-1A, Class B1, 4.406%, 4/19/44 (6)	700,000	698,237
FOCUS Brands Funding LLC:
Series 2017-1A, Class A2I, 3.857%, 4/30/47 (6)	612,250	611,146
Series 2017-1A, Class A2II, 5.093%, 4/30/47 (6)	355,500	360,898
Ford Credit Auto Owner Trust/Ford Credit, Series 2014-1, Class B, 2.41%, 11/15/25 (6)	400,000	398,974
FRS I LLC, Series 2013-1A, Class A2, 3.08%, 4/15/43 (6)	762,299	760,368
Hardee’s Funding LLC, Series 2018-1A, Class A2I, 4.25%, 6/20/48 (6)	520,000	520,010
InSite Issuer LLC, Series 2016-1A, Class C, 6.414%, 11/15/46 (6)	50,000	49,521
Invitation Homes Trust:
Series 2017-SFR2, Class B, 3.308%, (1 mo. USD LIBOR + 1.15%), 12/17/36 (5)(6)	187,000	187,778
Series 2017-SFR2, Class C, 3.608%, (1 mo. USD LIBOR + 1.45%), 12/17/36 (5)(6)	237,000	238,318
Series 2018-SFR1, Class C, 3.408%, (1 mo. USD LIBOR + 1.25%), 3/17/37 (5)(6)	220,000	220,393
Series 2018-SFR2, Class A, 3.058%, (1 mo. USD LIBOR + 0.90%), 6/17/37 (5)(6)	2,055,133	2,060,307

www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT 23

	PRINCIPAL AMOUNT ($)	VALUE ($)
ASSET-BACKED SECURITIES - CONT’D
Series 2018-SFR2, Class D, 3.608%, (1 mo. USD LIBOR + 1.45%), 6/17/37 (5)(6)	325,000	324,095
Series 2018-SFR3, Class A, 3.158%, (1 mo. USD LIBOR + 1.00%), 7/17/37 (5)(6)	919,146	926,466
Series 2018-SFR3, Class D, 3.808%, (1 mo. USD LIBOR + 1.65%), 7/17/37 (5)(6)	310,000	312,984
Marlette Funding Trust, Series 2017-1A, Class B, 4.114%, 3/15/24 (6)	200,000	200,764
NextGear Floorplan Master Owner Trust, Series 2015-2A, Class A, 2.38%, 10/15/20 (6)	1,625,000	1,624,879
OneMain Financial Issuance Trust:
Series 2015-1A, Class A, 3.19%, 3/18/26 (6)	671,744	673,432
Series 2015-2A, Class A, 2.57%, 7/18/25 (6)	25,319	25,347
Series 2016-2A, Class A, 4.10%, 3/20/28 (6)	316,236	318,300
Series 2017-1A, Class A1, 2.37%, 9/14/32 (6)	965,000	948,849
Oportun Funding VI LLC:
Series 2017-A, Class A, 3.23%, 6/8/23 (6)	355,000	349,431
Series 2018-B, Class A, 3.91%, 7/8/24 (6)	2,486,000	2,479,168
Planet Fitness Master Issuer LLC:
Series 2018-1A, Class A2I, 4.262%, 9/5/48 (6)	1,040,000	1,040,190
Series 2018-1A, Class A2II, 4.666%, 9/5/48 (6)	145,000	143,796
Progress Residential Trust, Series 2016-SFR2, Class E, 5.708%, (1 mo. USD LIBOR + 3.55%), 1/17/34 (5)(6)	290,000	292,801
Prosper Marketplace Issuance Trust:
Series 2017-1A, Class A, 2.56%, 6/15/23 (6)	256,616	256,575
Series 2017-1A, Class B, 3.65%, 6/15/23 (6)	300,000	300,497
Series 2017-1A, Class C, 5.80%, 6/15/23 (6)	445,000	450,316
Series 2017-2A, Class A, 2.41%, 9/15/23 (6)	132,710	132,584
Series 2017-2A, Class B, 3.48%, 9/15/23 (6)	300,000	299,920
Series 2017-3A, Class A, 2.36%, 11/15/23 (6)	1,820,270	1,815,755
Series 2017-3A, Class B, 3.36%, 11/15/23 (6)	1,670,000	1,659,879
Series 2018-1A, Class A, 3.11%, 6/17/24 (6)	775,027	775,314
Series 2018-2A, Class A, 3.35%, 10/15/24 (6)	1,770,000	1,770,122
Series 2018-2A, Class B, 3.96%, 10/15/24 (6)	920,000	921,972
RenewFund Receivables Trust, Series 2015-1, Class A, 3.51%, 4/15/25 (6)	230,669	228,325
SBA Tower Trust, Series 2014-2A, Class C, 3.869%, 10/15/49 (6)	1,000,000	998,929
Sierra Timeshare Receivables Funding LLC:
Series 2014-2A, Class B, 2.40%, 6/20/31 (6)	568,416	567,440
Series 2014-3A, Class B, 2.80%, 10/20/31 (6)	70,586	70,126
Social Professional Loan Program LLC:
Series 2014-B, Class A1, 3.466%, (1 mo. USD LIBOR + 1.25%), 8/25/32 (5)(6)	78,271	78,977
Series 2014-B, Class A2, 2.55%, 8/27/29 (6)	215,940	214,043
SolarCity LMC:
Series 2013-1, Class A, 4.80%, 11/20/38 (6)	645,210	649,480
Series 2014-1, Class A, 4.59%, 4/20/44 (6)	538,804	540,097
Series 2014-2, Class A, 4.02%, 7/20/44 (6)	868,459	851,807
Series 2014-2, Class B, 5.44%, 7/20/44 (6)	1,760,499	1,692,024
SpringCastle America Funding LLC, Series 2016-AA, Class A, 3.05%, 4/25/29 (6)	1,558,212	1,553,299
Springleaf Funding Trust:
Series 2015-AA, Class B, 3.62%, 11/15/24 (6)	600,000	598,484
Series 2016-AA, Class A, 2.90%, 11/15/29 (6)	1,450,000	1,446,382

24 www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT

	PRINCIPAL AMOUNT ($)	VALUE ($)
ASSET-BACKED SECURITIES - CONT’D
Spruce ABS Trust, Series 2016-E1, Class A, 4.32%, 6/15/28 (6)	245,402	246,289
Sunrun Callisto Issuer LLC, Series 2015-1A, Class B, 5.38%, 7/20/45 (6)	532,571	516,362
Taco Bell Funding LLC, Series 2016-1A, Class A2I, 3.832%, 5/25/46 (6)	1,812,400	1,815,562
TES LLC, Series 2017-1A, Class A, 4.33%, 10/20/47 (6)	779,562	762,346
Tesla Auto Lease Trust, Series 2018-A, Class A, 2.32%, 12/20/19 (6)	1,057,510	1,054,760
Thunderbolt Aircraft Lease Ltd., Series 2017-A, Class C, 4.50%, 5/17/32 (6)	222,619	212,048
Toyota Auto Receivables Owner Trust, Series 2016-B, Class A4, 1.52%, 8/16/21	1,865,000	1,840,109
United States Small Business Administration, Series 2017-20E, Class 1, 2.88%, 5/1/37	1,663,718	1,602,714
Vantage Data Centers Issuer LLC, Series 2018-1A, Class A2, 4.072%, 2/16/43 (6)	697,905	699,059
VB-S1 Issuer LLC, Series 2016-1A, Class C, 3.065%, 6/15/46 (6)	600,000	588,832
Verizon Owner Trust, Series 2016-1A, Class A, 1.42%, 1/20/21 (6)	278,845	277,882
Wendys Funding LLC, Series 2015-1A, Class A2II, 4.08%, 6/15/45 (6)	2,279,500	2,285,419

Total Asset-Backed Securities (Cost $59,050,361)		58,698,413

U.S. TREASURY OBLIGATIONS - 4.3%
U.S. Treasury Bonds:
2.75%, 8/15/47	16,741,000	15,327,170
2.75%, 11/15/47	545,000	498,717
3.125%, 5/15/48	1,225,000	1,208,348
U.S. Treasury Inflation-Protected Bond, 1.75%, 1/15/28 (9)	4,744,277	5,082,832
U.S. Treasury Inflation-Protected Note, 0.125%, 4/15/22 (9)	5,274,411	5,126,549
U.S. Treasury Notes:
2.75%, 7/31/23	1,622,000	1,607,966
2.875%, 8/15/28	2,775,000	2,733,321

Total U.S. Treasury Obligations (Cost $33,210,018)		31,584,903

COLLATERALIZED MORTGAGE-BACKED OBLIGATIONS - 1.8%
Bellemeade Re Ltd., Series 2015-1A, Class M2, 6.516%, (1 mo. USD LIBOR + 4.30%), 7/25/25 (5)(6)	376,735	380,795
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates:
Series KW06, Class A2, 3.80%, 6/25/28	1,135,000	1,150,496
Series W5FX, Class AFX, 3.336%, 4/25/28	412,500	400,084
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes:
Series 2015-HQ2, Class M3, 5.466%, (1 mo. USD LIBOR + 3.25%), 5/25/25 (5)	720,000	810,044
Series 2015-HQA2, Class M2, 5.016%, (1 mo. USD LIBOR + 2.80%), 5/25/28 (5)	354,529	365,608
Series 2016-DNA2, Class M2, 4.416%, (1 mo. USD LIBOR + 2.20%), 10/25/28 (5)	325,428	329,060
Series 2017-DNA3, Class M2, 4.716%, (1 mo. USD LIBOR + 2.50%), 3/25/30 (5)	360,000	376,788
Series 2017-HQA2, Class M2, 4.866%, (1 mo. USD LIBOR + 2.65%), 12/25/29 (5)	435,000	456,663
Series 2018-DNA1, Class M1, 2.666%, (1 mo. USD LIBOR + 0.45%), 7/25/30 (5)	578,872	578,658
Series 2018-DNA2, Class B1, 5.916%, (1 mo. USD LIBOR + 3.70%), 12/25/30 (5)(6)	80,000	80,389
Series 2018-HQA1, Class M2, 4.516%, (1 mo. USD LIBOR + 2.30%), 9/25/30 (5)	320,000	324,476
Federal National Mortgage Association Connecticut Avenue Securities:
Series 2013-C01, Class M2, 7.466%, (1 mo. USD LIBOR + 5.25%), 10/25/23 (5)	1,100,000	1,269,670

www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT 25

	PRINCIPAL AMOUNT ($)	VALUE ($)
COLLATERALIZED MORTGAGE-BACKED OBLIGATIONS - CONT’D
Series 2014-C02, Class 1M2, 4.816%, (1 mo. USD LIBOR + 2.60%), 5/25/24 (5)	1,320,000	1,410,665
Series 2014-C02, Class 2M2, 4.816%, (1 mo. USD LIBOR + 2.60%), 5/25/24 (5)	474,395	504,471
Series 2014-C03, Class 1M2, 5.216%, (1 mo. USD LIBOR + 3.00%), 7/25/24 (5)	922,472	994,720
Series 2014-C03, Class 2M2, 5.116%, (1 mo. USD LIBOR + 2.90%), 7/25/24 (5)	802,431	858,464
Series 2014-C04, Class 1M2, 7.116%, (1 mo. USD LIBOR + 4.90%), 11/25/24 (5)	223,698	256,991
Series 2016-C06, Class 1M2, 6.466%, (1 mo. USD LIBOR + 4.25%), 4/25/29 (5)	400,000	456,016
Series 2017-C05, Class 1M2, 4.416%, (1 mo. USD LIBOR + 2.20%), 1/25/30 (5)	405,000	417,871
Series 2017-C06, Class 1M2, 4.866%, (1 mo. USD LIBOR + 2.65%), 2/25/30 (5)	645,000	674,734
Series 2018-C03, Class 1B1, 5.966%, (1 mo. USD LIBOR + 3.75%), 10/25/30 (5)	166,000	166,801
Series 2018-C03, Class 1M1, 2.896%, (1 mo. USD LIBOR + 0.68%), 10/25/30 (5)	239,404	239,977
Federal National Mortgage Association Grantor Trust, Series 2017-T1, Class A, 2.898%, 6/25/27	549,389	521,673
Toorak Mortgage Corp. Ltd., Series 2018-1, Class A1, 4.336% to 4/25/21, 8/25/21 (6)(10)	140,000	140,335

Total Collateralized Mortgage-Backed Obligations (Cost $12,781,786)		13,165,449

COMMERCIAL MORTGAGE-BACKED SECURITIES - 1.0%
CLNS Trust, Series 2017-IKPR, Class B, 3.131%, (1 mo. USD LIBOR + 1.00%), 6/11/32 (5)(6)	1,230,000	1,231,834
JP Morgan Chase Commercial Mortgage Securities Trust:
Series 2014-DSTY, Class A, 3.429%, 6/10/27 (6)	200,000	198,306
Series 2014-DSTY, Class B, 3.771%, 6/10/27 (6)	550,000	544,499
Series 2014-DSTY, Class C, 3.931%, 6/10/27 (6)	225,000	218,462
Morgan Stanley Capital I Trust, Series 2017-CLS, Class A, 2.858%, (1 mo. USD LIBOR + 0.70%), 11/15/34 (5)(6)	1,000,000	999,652
Motel 6 Trust:
Series 2017-MTL6, Class C, 3.558%, (1 mo. USD LIBOR + 1.40%), 8/15/34 (5)(6)	740,828	742,471
Series 2017-MTL6, Class D, 4.308%, (1 mo. USD LIBOR + 2.15%), 8/15/34 (5)(6)	401,887	403,655
Series 2017-MTL6, Class E, 5.408%, (1 mo. USD LIBOR + 3.25%), 8/15/34 (5)(6)	119,114	120,282
RETL Trust: Series 2018-RVP, Class A, 3.258%, (1 mo. USD LIBOR + 1.10%), 3/15/33 (5)(6)	1,393,690	1,400,364
Series 2018-RVP, Class C, 4.208%, (1 mo. USD LIBOR + 2.05%), 3/15/33 (5)(6)	145,354	146,530
TRU Trust, Series 2016-TOYS, Class A, 4.408%, (1 mo. USD LIBOR + 2.25%), 11/15/30 (5)(6)	292,672	292,791
WFLD Mortgage Trust, Series 2014-MONT, Class C, 3.88%, 8/10/31 (6)	850,000	786,059

Total Commercial Mortgage-Backed Securities (Cost $7,155,166)		7,084,905

TAXABLE MUNICIPAL OBLIGATIONS - 0.7%
General Obligations - 0.4%
Los Angeles Unified School District, California, 5.75%, 7/1/34 (11)	800,000	948,176
Massachusetts, Green Bonds, 3.277%, 6/1/46	880,000	779,513
New York City, 5.206%, 10/1/31 (11)	1,275,000	1,416,908
		3,144,597

26 www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT

	PRINCIPAL AMOUNT ($)	VALUE ($)
TAXABLE MUNICIPAL OBLIGATIONS - CONT’D
Special Tax Revenue - 0.2%
Connecticut, Special Tax Revenue, 5.459%, 11/1/30 (11)	400,000	441,392
New York City Transitional Finance Authority, Future Tax Secured Revenue Bonds, 5.767%, 8/1/36 (11)	1,000,000	1,170,450
		1,611,842

Water and Sewer - 0.1%
District of Columbia Water & Sewer Authority, Green Bonds, 4.814%, 10/1/2114	270,000	295,107

Total Taxable Municipal Obligations (Cost $5,212,823)		5,051,546

HIGH SOCIAL IMPACT INVESTMENTS - 0.7%
Calvert Impact Capital, Inc., Community Investment Notes, 1.50%, 12/15/19 (3)(12)	4,266,666	4,106,026
ImpactAssets Inc., Global Sustainable Agriculture Notes, 2.50%, 11/3/20 (3)(4)(13)	393,000	369,027
ImpactAssets Inc., Microfinance Plus Notes, 2.40%, 11/3/20 (3)(4)(13)	506,000	462,990

Total High Social Impact Investments (Cost $5,165,666)		4,938,043

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES - 0.7%
Federal National Mortgage Association:
2.65%, 6/1/26	625,756	598,072
2.68%, 7/1/26	650,000	619,297
2.878%, 2/25/27 (14)	640,520	627,116
3.037%, 9/25/27 (14)	1,350,000	1,285,515
3.144%, 3/25/28 (14)	690,000	661,217
3.436%, 6/25/28 (14)	989,231	967,748

Total U.S. Government Agency Mortgage-Backed Securities (Cost $4,957,716)		4,758,965

SOVEREIGN GOVERNMENT BONDS - 0.2%
Export Development Canada, 1.25%, 12/10/18	1,140,000	1,137,031
Nacional Financiera SNC, 3.375%, 11/5/20 (6)	560,000	556,506

Total Sovereign Government Bonds (Cost $1,697,412)		1,693,537

U.S. GOVERNMENT AGENCIES AND INSTRUMENTALITIES - 0.1%
Overseas Private Investment Corp., 3.22%, 9/15/29	871,261	866,670

Total U.S. Government Agencies and Instrumentalities (Cost $871,261)		866,670

www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT 27

	SHARES	VALUE ($)
PREFERRED STOCKS - 0.1%
Venture Capital - 0.1%
Consensus Orthopedics, Inc.:
Series A-1 (1)(3)(4)	420,683	5,637
Series B (1)(3)(4)	348,940	4,431
Series C (1)(3)(4)	601,710	8,364
Kickboard:
Series A (1)(3)(4)	1,155,503	228,905
Series A2 (1)(3)(4)	404,973	88,001
LearnZillion, Inc.:
Series A (1)(3)(4)	169,492	91,187
Series A-1 (1)(3)(4)	108,678	66,033
Lumni, Inc. Series B (1)(3)(4)	17,265	124,280
MACH Energy:
Series A (1)(3)(4)	27,977	9,669
Series B (1)(3)(4)	26,575	11,661
Wind Harvest Co., Inc. (1)(3)(4)	8,696	—
		638,168

Total Preferred Stocks (Cost $1,132,578)		638,168

VENTURE CAPITAL LIMITED PARTNERSHIP INTERESTS - 0.1%
Commons Capital LP (1)(3)(4)		46,560
First Analysis Private Equity Fund IV LP (1)(3)(4)		453,523
GEEMF Partners LP (1)(3)(4)(12)		18,482
Global Environment Emerging Markets Fund LP (1)(3)(4)		44,175
Solstice Capital LP (1)(3)(4)		61,637

Total Venture Capital Limited Partnership Interests (Cost $132,194)		624,377

	PRINCIPAL AMOUNT ($)	VALUE ($)
VENTURE CAPITAL DEBT OBLIGATIONS - 0.0% (15)
Kickboard Bridge Note, 8.00%, 4/6/19 (3)(4)	41,000	32,887

Total Venture Capital Debt Obligations (Cost $41,000)		32,887

FLOATING RATE LOANS (16) - 0.8%
Building and Development - 0.1%
DTZ U.S. Borrower, LLC, Term Loan, 5.492%, (1 mo. USD LIBOR + 3.25%), 8/21/25	600,000	602,750

Business Equipment and Services - 0.1%
Change Healthcare Holdings, LLC, Term Loan, 4.992%, (1 mo. USD LIBOR + 2.75%), 3/1/24	521,970	524,289

28 www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT

	PRINCIPAL AMOUNT ($)	VALUE ($)
FLOATING RATE LOANS (16) - CONT’D
Cable and Satellite Television - 0.1%
UPC Financing Partnership, Term Loan, 4.658%, (1 mo. USD LIBOR + 2.50%), 1/15/26	399,797	399,964
Ziggo Secured Finance Partnership, Term Loan, 4.658%, (1 mo. USD LIBOR + 2.50%), 4/15/25	480,000	471,825
		871,789

Drugs - 0.1%
Jaguar Holding Company II, Term Loan, 4.742%, (1 mo. USD LIBOR + 2.50%), 8/18/22	915,270	916,986

Electronics/Electrical - 0.2%
Infor (US), Inc., Term Loan, 5.136%, (3 mo. USD LIBOR + 2.75%), 2/1/22	903,157	906,624
MA FinanceCo., LLC, Term Loan, 4.742%, (1 mo. USD LIBOR + 2.50%), 6/21/24	38,596	38,452
Seattle Spinco, Inc., Term Loan, 4.742%, (1 mo. USD LIBOR + 2.50%), 6/21/24	260,652	259,479
		1,204,555

Equipment Leasing - 0.1%
Avolon TLB Borrower 1 (US), LLC, Term Loan, 4.165%, (1 mo. USD LIBOR + 2.00%), 1/15/25	867,825	871,624

Financial - 0.0% (15)
Alliance Mortgage Investments, Term Loan, 0.00%, 6/1/10 (1)(3)(4)(17)	385,345	6,078

Food/Drug Retailers - 0.1%
Albertsons, LLC, Term Loan, 4.992%, (1 mo. USD LIBOR + 2.75%), 8/25/21	477,582	478,687

Total Floating Rate Loans (Cost $5,844,069)		5,476,758

COMMERCIAL PAPER - 0.1%
AT&T, Inc., 3.135%, 5/28/19 (6)	1,050,000	1,029,968

Total Commercial Paper (Cost $1,029,087)		1,029,968

	SHARES	VALUE ($)
SHORT TERM INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED - 0.1%
State Street Navigator Securities Lending Government Money Market Portfolio, 2.16%	874,433	874,433

Total Short Term Investment of Cash Collateral for Securities Loaned (Cost $874,433)		874,433

TOTAL INVESTMENTS (Cost $658,674,856) - 99.1%		725,577,943
Other assets and liabilities, net - 0.9%		6,425,828
NET ASSETS - 100.0%		732,003,771

www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT 29

NOTES TO SCHEDULE OF INVESTMENTS
(1) Non-income producing security.
(2) All or a portion of this security was on loan at September 30, 2018. The aggregate market value of securities on loan at September 30, 2018 was $16,105,529.
(3) Restricted security. Total market value of restricted securities amounts to $7,811,708, which represents 1.1% of the net assets of the Fund as of September 30, 2018.
(4) For fair value measurement purposes, security is categorized as Level 3 (see Note 1A).
(5) Variable rate security. The stated interest rate represents the rate in effect at September 30, 2018.
(6) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Total market value of Rule 144A securities amounts to $83,411,243, which represents 11.4% of the net assets of the Fund as of September 30, 2018.

(7) Security converts to floating rate after the indicated fixed-rate coupon period.
(8) Perpetual security with no stated maturity date but may be subject to calls by the issuer.
(9) Inflation-linked security whose principal is adjusted for inflation based on changes in the U.S. Consumer Price Index. Interest is calculated based on the inflation-adjusted principal.
(10) Step coupon security. The interest rate disclosed is that which is in effect on September 30, 2018.
(11) Build America Bond. Represents taxable municipal obligation issued pursuant to the American Recovery and Reinvestment Act of 2009 or other legislation providing for the issuance of taxable municipal debt on which the issuer receives federal support.

(12) Affiliated company (see Note 8).
(13) Notes carry an interest rate that varies by period and is contingent on the performance of the underlying portfolio of loans to borrowers. The coupon rate shown represents the rate in effect at September 30, 2018.

(14) Weighted average fixed-rate coupon that changes/updates monthly. Rate shown is the rate at September 30, 2018.
(15) Amount is less than 0.05%.
(16) Remaining maturities of floating rate loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty. Floating rate loans generally pay interest at rates which are periodically re-determined at a spread above the London Interbank Offered Rate (“LIBOR”) or other short-term rates. The rate shown is the rate in effect at September 30, 2018. Floating rate loans are generally considered restrictive in that the Fund is ordinarily contractually obligated to receive consent from the Agent Bank and/or borrower prior to disposition of a floating rate loan.

(17) Alliance Bancorp and its affiliates filed for Chapter 7 bankruptcy on July 13, 2007. This security is no longer accruing interest.

FUTURES CONTRACTS	NUMBER OF CONTRACTS	EXPIRATION MONTH/YEAR	NOTIONAL AMOUNT	VALUE/NET UNREALIZED APPRECIATION (DEPRECIATION)
Long:
U.S. 2-Year Treasury Note	63	Dec-18	$13,276,266	($36,536)
U.S. Ultra 10-Year Treasury Note	19	Dec-18	2,394,000	(32,488)
U.S. Ultra-Long Treasury Bond	28	Dec-18	4,319,875	(139,616)
Total Long				($208,640)
Short:
U.S. 5-Year Treasury Note	(22)	Dec-18	($2,474,484)	$18,757

Abbreviations:
ADR:	American Depositary Receipt
LIBOR:	London Interbank Offered Rate

Currency Abbreviations:
USD:	United States Dollar

30 www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT

RESTRICTED SECURITIES	ACQUISITION DATES	COST ($)
Alliance Mortgage Investments, Term Loan, 0.00%, 6/1/10	5/26/05-6/13/07	385,345
Calvert Impact Capital, Inc., Community Investment Notes, 1.50%, 12/15/19	12/15/16	4,266,666
CFBanc Corp., Common Stock	3/14/03	270,000
Commons Capital LP	2/15/01-12/27/11	132,194
Consensus Orthopedics, Inc., Common Stock	2/10/06	504,331
Consensus Orthopedics, Inc., Series A-1, Preferred	8/19/05	4,331
Consensus Orthopedics, Inc., Series B, Preferred	2/10/06	139,576
Consensus Orthopedics, Inc., Series C, Preferred	2/10/06	120,342
First Analysis Private Equity Fund IV LP	2/25/02-7/6/11	—
GEEMF Partners LP	2/28/97	—
Global Environment Emerging Markets Fund LP	1/14/94-12/1/95	—
ImpactAssets Inc., Global Sustainable Agriculture Notes, 2.50%, 11/3/20	11/13/15	393,000
ImpactAssets Inc., Microfinance Plus Notes, 2.40%, 11/3/20	11/13/15	506,000
Kickboard, Common Stock	5/23/13	—
Kickboard, Series A, Preferred	2/12/13	285,328
Kickboard, Series A2, Preferred	6/19/14	100,000
Kickboard Bridge Note, 8.00%, 4/6/19	9/16/15	41,000
Learn Capital Venture Partners III LP, Common Stock	8/30/16-9/18/18	891,063
LearnZillion, Inc., Series A, Preferred	3/27/12	100,000
LearnZillion, Inc., Series A-1, Preferred	4/23/13	134,761
Lumni, Inc., Series B, Preferred	8/8/13	116,367
MACH Energy, Common Stock	10/31/08	889
MACH Energy, Series A, Preferred	5/31/02	11,426
MACH Energy, Series B, Preferred	12/20/05	20,447
Neighborhood Bancorp, Class A, Common Stock	6/25/97	100,000
Solstice Capital LP	6/26/01-6/17/08	—
Wind Harvest Co., Inc., Preferred	5/16/94	100,000
See notes to financial statements.

www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT 31

CALVERT BOND FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2018

	PRINCIPAL AMOUNT ($)	VALUE ($)
CORPORATE BONDS - 47.0%
Basic Materials - 0.3%
Reliance Steel & Aluminum Co., 4.50%, 4/15/23	3,000,000	3,047,773

Communications - 3.2%
AT&T, Inc.:
3.514%, (3 mo. USD LIBOR + 1.18%), 6/12/24 (1)	1,350,000	1,357,120
3.80%, 3/15/22	2,800,000	2,812,467
3.80%, 3/1/24	2,140,000	2,120,974
4.10%, 2/15/28 (2)	5,300,000	5,146,263
Comcast Corp., 3.20%, 7/15/36	3,824,000	3,192,872
Crown Castle Towers LLC, 3.663%, 5/15/45 (2)	2,100,000	2,063,124
NBCUniversal Media LLC, 4.45%, 1/15/43	1,500,000	1,432,427
Time Warner, Inc., 5.35%, 12/15/43	1,000,000	988,219
Verizon Communications, Inc.:
3.414%, (3 mo. USD LIBOR + 1.10%), 5/15/25 (1)	2,386,000	2,408,776
3.50%, 11/1/24 (3)	3,705,000	3,659,748
4.329%, 9/21/28 (2)	3,932,000	3,962,402
4.862%, 8/21/46	5,450,000	5,471,661
		34,616,053

Consumer, Cyclical - 5.7%
American Airlines Pass-Through Trust:
4.40%, 3/22/25	2,458,828	2,456,873
5.25%, 7/15/25	1,906,131	1,969,622
5.60%, 1/15/22 (2)	378,932	386,511
Azul Investments LLP, 5.875%, 10/26/24 (2)	1,490,000	1,294,750
CVS Health Corp.:
3.70%, 3/9/23	5,846,000	5,825,754
4.30%, 3/25/28	5,349,000	5,306,425
CVS Pass-Through Trust, 6.036%, 12/10/28	1,871,594	1,998,212
Ford Motor Credit Co. LLC:
2.262%, 3/28/19	1,308,000	1,303,628
2.875%, 10/1/18	4,985,000	4,985,000
2.979%, 8/3/22	10,900,000	10,346,698
3.079%, (3 mo. USD LIBOR + 0.88%), 10/12/21 (1)	3,522,000	3,490,896
3.147%, (3 mo. USD LIBOR + 0.81%), 4/5/21 (1)	1,460,000	1,451,333
Latam Airlines Pass-Through Trust, 4.20%, 8/15/29	1,689,811	1,634,893
Lennar Corp., 4.50%, 11/15/19	2,425,000	2,449,250
Newell Brands, Inc., 3.85%, 4/1/23	2,050,000	2,008,192
Nordstrom, Inc.:
4.00%, 3/15/27 (3)	950,000	922,705
5.00%, 1/15/44	1,350,000	1,247,400

32 www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT

	PRINCIPAL AMOUNT ($)	VALUE ($)
CORPORATE BONDS - CONT’D
Norwegian Air Shuttle ASA Pass-Through Trust, 4.875%, 11/10/29 (2)	2,020,239	1,984,652
Starbucks Corp., 2.45%, 6/15/26	2,150,000	1,938,589
Tapestry, Inc., 4.125%, 7/15/27	5,425,000	5,162,577
Virgin Australia Pass-Through Trust:
5.00%, 4/23/25 (2)	1,529,280	1,554,146
6.00%, 4/23/22 (2)	1,065,916	1,079,239
Whirlpool Corp., 3.70%, 5/1/25	1,700,000	1,639,006
		62,436,351

Consumer, Non-cyclical - 3.0%
Amgen, Inc.:
4.40%, 5/1/45	2,500,000	2,425,550
4.663%, 6/15/51	1,006,000	994,353
Becton Dickinson and Co.:
2.404%, 6/5/20	1,667,000	1,642,306
2.894%, 6/6/22	1,667,000	1,621,888
3.261%, (3 mo. USD LIBOR + 0.875%), 12/29/20 (1)	5,400,000	5,408,337
3.363%, 6/6/24	2,600,000	2,514,506
Ecolab, Inc.:
3.25%, 12/1/27	857,000	823,773
3.95%, 12/1/47	631,000	600,992
Grupo Bimbo SAB de CV:
4.50%, 1/25/22 (2)	3,000,000	3,073,678
4.875%, 6/27/44 (2)	1,200,000	1,143,613
Kaiser Foundation Hospitals, 3.15%, 5/1/27	3,091,000	2,966,063
Keurig Dr Pepper, Inc.:
3.551%, 5/25/21 (2)	1,594,000	1,592,106
4.057%, 5/25/23 (2)	1,013,000	1,015,312
Kraft Heinz Foods Co.:
3.375%, 6/15/21	633,000	630,018
5.20%, 7/15/45	2,125,000	2,082,207
Life Technologies Corp., 6.00%, 3/1/20	1,900,000	1,968,953
Massachusetts Institute of Technology, 3.959%, 7/1/38	875,000	879,847
MEDNAX, Inc., 5.25%, 12/1/23 (2)	600,000	602,250
President and Fellows of Harvard College, 3.619%, 10/1/37	1,000,000	972,317
Teva Pharmaceutical Finance Netherlands III BV, 1.70%, 7/19/19	482,000	474,263
		33,432,332

Financial - 21.9%
Ally Financial, Inc.:
3.25%, 11/5/18	5,148,000	5,148,000
3.50%, 1/27/19	5,261,000	5,267,576
ANZ New Zealand International Ltd., 2.20%, 7/17/20 (2)	2,032,000	1,991,659
Banco Santander S.A., 3.125%, 2/23/23	3,488,000	3,312,983
Bank Nederlandse Gemeenten NV, 2.125%, 12/14/20 (2)	2,930,000	2,876,262

www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT 33

	PRINCIPAL AMOUNT ($)	VALUE ($)
CORPORATE BONDS - CONT’D
Bank of America Corp.:
2.727%, (3 mo. USD LIBOR + 0.38%), 1/23/22 (1)	7,400,000	7,379,864
3.106%, (3 mo. USD LIBOR + 0.79%), 3/5/24 (1)	4,900,000	4,900,437
3.419% to 12/20/27, 12/20/28 (4)	5,369,000	5,041,885
3.499% to 5/17/21, 5/17/22 (4)	6,741,000	6,739,346
3.527%, (3 mo. USD LIBOR + 1.18%), 10/21/22 (1)	2,155,000	2,190,490
3.593% to 7/21/27, 7/21/28 (4)	4,950,000	4,721,675
3.824% to 1/20/27, 1/20/28 (4)	10,000,000	9,742,297
Bank of Montreal, 3.803% to 12/15/27, 12/15/32 (4)	3,472,000	3,248,369
Capital One Financial Corp.:
2.50%, 5/12/20	3,097,000	3,059,576
2.789%, (3 mo. USD LIBOR + 0.45%), 10/30/20 (1)	1,005,000	1,003,278
3.059%, (3 mo. USD LIBOR + 0.72%), 1/30/23 (1)	6,600,000	6,574,742
3.30%, 10/30/24	3,279,000	3,124,842
4.20%, 10/29/25	2,100,000	2,054,112
Capital One NA, 2.65%, 8/8/22	2,305,000	2,216,996
CBL & Associates LP, 5.95%, 12/15/26 (3)	2,000,000	1,665,000
Citigroup, Inc.:
2.65%, 10/26/20	3,435,000	3,390,625
2.75%, 4/25/22	2,600,000	2,527,458
3.142% to 1/24/22, 1/24/23 (4)	3,330,000	3,268,542
3.576%, (3 mo. USD LIBOR + 1.25%), 7/1/26 (1)	3,625,000	3,658,933
3.887% to 1/10/27, 1/10/28 (4)	12,815,000	12,445,809
4.075% to 4/23/28, 4/23/29 (4)	5,000,000	4,910,023
Citizens Bank NA:
2.25%, 3/2/20	1,950,000	1,924,430
2.55%, 5/13/21	1,400,000	1,364,699
Citizens Financial Group, Inc.:
2.375%, 7/28/21	1,475,000	1,423,888
4.15%, 9/28/22 (2)	702,000	698,986
Commonwealth Bank of Australia, 2.50%, 9/18/22 (2)	2,120,000	2,031,537
Credit Acceptance Corp.:
6.125%, 2/15/21	1,580,000	1,601,725
7.375%, 3/15/23	2,000,000	2,100,000
Crown Castle International Corp.:
3.20%, 9/1/24	3,466,000	3,300,728
3.65%, 9/1/27	1,438,000	1,352,926
DDR Corp., 3.625%, 2/1/25	2,667,000	2,529,464
Digital Realty Trust LP:
3.95%, 7/1/22	3,100,000	3,121,410
4.75%, 10/1/25	2,035,000	2,088,364
Discover Bank:
4.682% to 8/9/23, 8/9/28 (4)	2,500,000	2,477,425
8.70%, 11/18/19	948,000	999,575
Discover Financial Services:
3.85%, 11/21/22	2,435,000	2,409,194

34 www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT

	PRINCIPAL AMOUNT ($)	VALUE ($)
CORPORATE BONDS - CONT’D
3.95%, 11/6/24	1,500,000	1,468,041
EPR Properties:
4.50%, 6/1/27	3,000,000	2,870,812
4.95%, 4/15/28	1,500,000	1,475,870
Goldman Sachs Group, Inc. (The):
2.905% to 7/24/22, 7/24/23 (4)	3,656,000	3,534,004
2.908% to 6/5/22, 6/5/23 (4)	7,700,000	7,454,643
3.484%, (3 mo. USD LIBOR + 1.17%), 5/15/26 (1)	3,862,000	3,867,763
ING Bank NV, 2.00%, 11/26/18 (2)	3,150,000	3,147,464
International Finance Corp., 1.75%, 3/30/20	8,300,000	8,164,752
JPMorgan Chase & Co.:
3.797% to 7/23/23, 7/23/24 (3)(4)	5,400,000	5,399,281
Series V, 5.00% to 7/1/19 (4)(5)	3,725,000	3,757,594
Lazard Group LLC, 4.50%, 9/19/28	3,199,000	3,149,205
Morgan Stanley:
2.20%, 12/7/18	7,210,000	7,206,289
2.80%, 6/16/20	3,500,000	3,473,819
3.591% to 7/22/27, 7/22/28 (4)	9,000,000	8,543,905
3.742%, (3 mo. USD LIBOR + 1.40%), 10/24/23 (1)	2,190,000	2,251,649
3.772% to 1/24/28, 1/24/29 (4)	4,313,000	4,142,446
4.00%, 7/23/25	1,855,000	1,849,590
4.875%, 11/1/22	2,075,000	2,151,387
National Australia Bank Ltd., 3.625%, 6/20/23	2,650,000	2,639,344
PNC Bank NA, 2.70%, 11/1/22	4,000,000	3,854,752
Regions Financial Corp., 2.75%, 8/14/22	1,198,000	1,156,122
Synchrony Financial:
3.00%, 8/15/19	3,742,000	3,735,247
3.95%, 12/1/27	5,915,000	5,369,233
Synovus Financial Corp., 3.125%, 11/1/22	1,267,000	1,218,436
Toronto-Dominion Bank (The), 1.85%, 9/11/20	7,800,000	7,624,820
		241,391,598

Government - 3.8%
Asian Development Bank:
1.00%, 8/16/19	7,000,000	6,896,484
3.125%, 9/26/28	5,500,000	5,461,798
European Bank for Reconstruction & Development, 0.875%, 7/22/19	5,400,000	5,324,238
Inter-American Development Bank, 3.00%, 9/26/22	5,500,000	5,485,551
International Bank for Reconstruction & Development, 1.005%, 10/1/18	2,850,000	2,850,000
International Finance Corp., 2.00%, 10/24/22	16,490,000	15,835,705
		41,853,776

Industrial - 2.0%
Carlisle Cos., Inc., 3.50%, 12/1/24	1,309,000	1,255,198
Jabil, Inc., 4.70%, 9/15/22	1,900,000	1,936,480
Johnson Controls International plc, 4.625%, 7/2/44	1,800,000	1,767,522

www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT 35

	PRINCIPAL AMOUNT ($)	VALUE ($)
CORPORATE BONDS - CONT’D
Owens Corning, 3.40%, 8/15/26	2,900,000	2,662,726
Penske Truck Leasing Co. LP/PTL Finance Corp., 4.25%, 1/17/23 (2)	3,000,000	3,023,754
SBA Tower Trust:
2.877%, 7/10/46 (2)	2,500,000	2,461,510
3.722%, 4/9/48 (2)	4,150,000	4,115,221
SMBC Aviation Capital Finance DAC:
2.65%, 7/15/21 (2)	2,040,000	1,967,222
3.00%, 7/15/22 (2)(3)	1,750,000	1,682,081
Wabtec Corp., 3.382%, (3 mo. USD LIBOR + 1.05%), 9/15/21 (1)	966,000	968,107
		21,839,821

Technology - 5.4%
Apple, Inc., 3.00%, 6/20/27	4,386,000	4,175,870
Broadridge Financial Solutions, Inc., 3.95%, 9/1/20	1,645,000	1,660,028
CA, Inc., 4.70%, 3/15/27	4,235,000	4,243,304
Dell International LLC / EMC Corp.:
3.48%, 6/1/19 (2)	8,950,000	8,974,220
4.42%, 6/15/21 (2)	6,570,000	6,671,434
DXC Technology Co.:
2.875%, 3/27/20	2,566,000	2,545,516
3.271%, (3 mo. USD LIBOR + 0.95%), 3/1/21 (1)	5,100,000	5,100,087
Hewlett Packard Enterprise Co., 3.105%, (3 mo. USD LIBOR + 0.72%), 10/5/21 (1)	2,449,000	2,451,707
Microchip Technology, Inc., 4.333%, 6/1/23 (2)	3,726,000	3,705,923
Microsoft Corp.:
2.40%, 8/8/26	2,225,000	2,052,662
4.45%, 11/3/45	1,800,000	1,932,127
NXP BV / NXP Funding LLC:
4.625%, 6/15/22 (2)	2,565,000	2,593,856
4.625%, 6/1/23 (2)	1,945,000	1,979,427
Seagate HDD Cayman:
3.75%, 11/15/18	3,222,000	3,223,065
4.875%, 3/1/24	2,145,000	2,116,149
4.875%, 6/1/27	850,000	796,260
Western Digital Corp., 4.75%, 2/15/26	5,187,000	5,025,944
		59,247,579

Utilities - 1.7%
American Water Capital Corp., 2.95%, 9/1/27	2,840,000	2,659,011
Avangrid, Inc., 3.15%, 12/1/24	9,120,000	8,702,608
Consolidated Edison Co. of New York, Inc., 4.45%, 6/15/20	1,675,000	1,706,662
NextEra Energy Operating Partners LP, 4.25%, 9/15/24 (2)	2,950,000	2,902,062
Public Service Co. of Colorado, 3.70%, 6/15/28	2,581,000	2,582,679
		18,553,022

Total Corporate Bonds (Cost $525,959,419)		516,418,305

36 www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT

	PRINCIPAL AMOUNT ($)	VALUE ($)
U.S. TREASURY OBLIGATIONS - 11.0%
U.S. Treasury Bonds:
2.75%, 8/15/47	65,623,000	60,080,933
2.75%, 11/15/47	1,000,000	915,078
U.S. Treasury Inflation-Protected Bond, 1.75%, 1/15/28 (6)	19,958,683	21,382,948
U.S. Treasury Inflation-Protected Note, 0.125%, 4/15/22 (6)	22,247,858	21,624,165
U.S. Treasury Notes:
1.875%, 12/15/20	6,455,000	6,323,378
2.00%, 11/30/22	4,922,000	4,743,289
2.875%, 8/15/28	6,515,000	6,417,148

Total U.S. Treasury Obligations (Cost $127,778,135)		121,486,939

ASSET-BACKED SECURITIES - 22.8%
AASET US Ltd., Series 2018-1A, Class A, 3.844%, 1/16/38 (2)	925,889	917,993
American Homes 4 Rent, Series 2014-SFR2, Class A, 3.786%, 10/17/36 (2)	4,108,191	4,119,068
Avant Loans Funding Trust, Series 2017-B, Class A, 2.29%, 6/15/20 (2)	365,370	365,202
Avis Budget Rental Car Funding AESOP LLC:
Series 2013-2A, Class A, 2.97%, 2/20/20 (2)	8,710,833	8,716,904
Series 2014-1A, Class A, 2.46%, 7/20/20 (2)	14,600,000	14,563,653
Series 2014-2A, Class A, 2.50%, 2/20/21 (2)	6,677,000	6,626,613
Coinstar Funding LLC, Series 2017-1A, Class A2, 5.216%, 4/25/47 (2)	2,123,125	2,150,424
Conn Funding II LP:
Series 2017-B, Class A, 2.73%, 7/15/20 (2)	1,809,034	1,808,829
Series 2018-A, Class A, 3.25%, 1/15/23 (2)	1,713,015	1,713,375
Credit Acceptance Auto Loan Trust, Series 2017-2A, Class A, 2.55%, 2/17/26 (2)	4,750,000	4,708,409
DB Master Finance LLC:
Series 2015-1A, Class A2II, 3.98%, 2/20/45 (2)	691,905	692,785
Series 2017-1A, Class A2II, 4.03%, 11/20/47 (2)	684,825	673,361
Dell Equipment Finance Trust, Series 2017-1, Class A3, 2.14%, 4/22/22 (2)	1,755,000	1,749,196
DRB Prime Student Loan Trust, Series 2016-B, Class A2, 2.89%, 6/25/40 (2)	1,208,661	1,195,091
Driven Brands Funding LLC:
Series 2015-1A, Class A2, 5.216%, 7/20/45 (2)	2,513,913	2,587,779
Series 2018-1A, Class A2, 4.739%, 4/20/48 (2)	1,001,490	997,161
Element Rail Leasing I LLC:
Series 2014-1A, Class A1, 2.299%, 4/19/44 (2)	390,545	385,909
Series 2014-1A, Class B1, 4.406%, 4/19/44 (2)	2,200,000	2,194,459
Enterprise Fleet Financing LLC:
Series 2017-1, Class A2, 2.13%, 7/20/22 (2)	3,644,595	3,626,702
Series 2017-3, Class A2, 2.13%, 5/22/23 (2)	2,263,199	2,243,707
FOCUS Brands Funding LLC:
Series 2017-1A, Class A2I, 3.857%, 4/30/47 (2)	943,063	941,362
Series 2017-1A, Class A2II, 5.093%, 4/30/47 (2)	1,229,438	1,248,105
Ford Credit Auto Owner Trust/Ford Credit, Series 2014-1, Class B, 2.41%, 11/15/25 (2)	1,180,000	1,176,972

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	PRINCIPAL AMOUNT ($)	VALUE ($)
ASSET-BACKED SECURITIES - CONT’D
FRS I LLC:
Series 2013-1A, Class A2, 3.08%, 4/15/43 (2)	3,501,813	3,492,940
Series 2013-1A, Class B, 3.96%, 4/15/43 (2)	3,987,186	3,969,043
Hardee’s Funding LLC, Series 2018-1A, Class A2I, 4.25%, 6/20/48 (2)	2,120,000	2,120,042
Invitation Homes Trust:
Series 2017-SFR2, Class B, 3.308%, (1 mo. USD LIBOR + 1.15%), 12/17/36 (1)(2)	747,000	750,109
Series 2017-SFR2, Class C, 3.608%, (1 mo. USD LIBOR + 1.45%), 12/17/36 (1)(2)	951,000	956,289
Series 2018-SFR1, Class B, 3.108%, (1 mo. USD LIBOR + 0.95%), 3/17/37 (1)(2)	755,000	752,860
Series 2018-SFR1, Class C, 3.408%, (1 mo. USD LIBOR + 1.25%), 3/17/37 (1)(2)	950,000	951,698
Series 2018-SFR2, Class A, 3.058%, (1 mo. USD LIBOR + 0.90%), 6/17/37 (1)(2)	8,563,055	8,584,611
Series 2018-SFR3, Class A, 3.158%, (1 mo. USD LIBOR + 1.00%), 7/17/37 (1)(2)	4,246,054	4,279,872
Mosaic Solar Loans LLC, Series 2017-1A, Class A, 4.45%, 6/20/42 (2)	300,498	302,968
NextGear Floorplan Master Owner Trust, Series 2015-2A, Class A, 2.38%, 10/15/20 (2)	6,900,000	6,899,486
OneMain Financial Issuance Trust:
Series 2015-1A, Class A, 3.19%, 3/18/26 (2)	2,733,925	2,740,798
Series 2015-2A, Class A, 2.57%, 7/18/25 (2)	60,034	60,102
Series 2016-2A, Class A, 4.10%, 3/20/28 (2)	7,009,152	7,054,889
Series 2017-1A, Class A1, 2.37%, 9/14/32 (2)	4,941,000	4,858,305
Oportun Funding VI LLC:
Series 2017-A, Class A, 3.23%, 6/8/23 (2)	2,005,000	1,973,546
Series 2018-B, Class A, 3.91%, 7/8/24 (2)	11,527,000	11,495,321
Planet Fitness Master Issuer LLC, Series 2018-1A, Class A2I, 4.262%, 9/5/48 (2)	4,445,000	4,445,812
Progress Residential Trust, Series 2016-SFR2, Class E, 5.708%, (1 mo. USD LIBOR + 3.55%), 1/17/34 (1)(2)	7,313,000	7,383,641
Prosper Marketplace Issuance Trust:
Series 2017-1A, Class A, 2.56%, 6/15/23 (2)	1,079,665	1,079,496
Series 2017-2A, Class A, 2.41%, 9/15/23 (2)	1,327,101	1,325,836
Series 2017-3A, Class A, 2.36%, 11/15/23 (2)	9,656,720	9,632,763
Series 2017-3A, Class B, 3.36%, 11/15/23 (2)	6,180,000	6,142,545
Series 2018-1A, Class A, 3.11%, 6/17/24 (2)	3,471,610	3,472,895
Series 2018-2A, Class A, 3.35%, 10/15/24 (2)	8,340,000	8,340,576
RenewFund Receivables Trust, Series 2015-1, Class A, 3.51%, 4/15/25 (2)	865,009	856,220
SBA Tower Trust, Series 2014-2A, Class C, 3.869%, 10/15/49 (2)	3,300,000	3,296,465
Sierra Timeshare Receivables Funding LLC:
Series 2014-2A, Class B, 2.40%, 6/20/31 (2)	572,788	571,805
Series 2014-3A, Class B, 2.80%, 10/20/31 (2)	957,148	950,911
Social Professional Loan Program LLC, Series 2014-B, Class A2, 2.55%, 8/27/29 (2)	607,830	602,492
SolarCity LMC:
Series 2013-1, Class A, 4.80%, 11/20/38 (2)	2,580,842	2,597,918
Series 2014-2, Class A, 4.02%, 7/20/44 (2)	3,887,388	3,812,849
Series 2014-2, Class B, 5.44%, 7/20/44 (2)	5,721,621	5,499,079
SpringCastle America Funding LLC, Series 2016-AA, Class A, 3.05%, 4/25/29 (2)	5,090,677	5,074,624
Springleaf Funding Trust:
Series 2015-AA, Class B, 3.62%, 11/15/24 (2)	2,411,000	2,404,910
Series 2016-AA, Class A, 2.90%, 11/15/29 (2)	10,500,000	10,473,798
Spruce ABS Trust, Series 2016-E1, Class A, 4.32%, 6/15/28 (2)	925,639	928,985
Taco Bell Funding LLC, Series 2016-1A, Class A2I, 3.832%, 5/25/46 (2)	6,156,250	6,166,989

38 www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT

	PRINCIPAL AMOUNT ($)	VALUE ($)
ASSET-BACKED SECURITIES - CONT’D
TES LLC, Series 2017-1A, Class A, 4.33%, 10/20/47 (2)	3,128,115	3,059,033
Tesla Auto Lease Trust, Series 2018-A, Class A, 2.32%, 12/20/19 (2)	6,358,977	6,342,439
Toyota Auto Receivables Owner Trust:
Series 2016-B, Class A3, 1.30%, 4/15/20	977,382	973,174
Series 2016-B, Class A4, 1.52%, 8/16/21	8,950,000	8,830,550
United States Small Business Administration, Series 2017-20E, Class 1, 2.88%, 5/1/37	5,933,738	5,716,165
Vantage Data Centers Issuer LLC, Series 2018-1A, Class A2, 4.072%, 2/16/43 (2)	2,468,516	2,472,596
VB-S1 Issuer LLC, Series 2016-1A, Class C, 3.065%, 6/15/46 (2)	2,250,000	2,208,120
Verizon Owner Trust, Series 2016-1A, Class A, 1.42%, 1/20/21 (2)	1,111,454	1,107,613
Wendys Funding LLC, Series 2015-1A, Class A2II, 4.08%, 6/15/45 (2)	8,390,500	8,412,288

Total Asset-Backed Securities (Cost $251,996,888)		250,828,525

COLLATERALIZED MORTGAGE-BACKED OBLIGATIONS - 5.0%
Bellemeade Re Ltd., Series 2015-1A, Class M2, 6.516%, (1 mo. USD LIBOR + 4.30%), 7/25/25 (1)(2)	470,919	475,993
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates:
Series KW06, Class A2, 3.80%, 6/25/28	5,335,000	5,407,837
Series W5FX, Class AFX, 3.336%, 4/25/28	1,895,833	1,838,771
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes:
Series 2015-HQA2, Class M2, 5.016%, (1 mo. USD LIBOR + 2.80%), 5/25/28 (1)	1,890,819	1,949,912
Series 2016-DNA2, Class M2, 4.416%, (1 mo. USD LIBOR + 2.20%), 10/25/28 (1)	867,808	877,493
Series 2016-HQA1, Class M2, 4.966%, (1 mo. USD LIBOR + 2.75%), 9/25/28 (1)	3,004,717	3,065,887
Series 2017-DNA3, Class M2, 4.716%, (1 mo. USD LIBOR + 2.50%), 3/25/30 (1)	1,425,000	1,491,452
Series 2017-HQA2, Class M2, 4.866%, (1 mo. USD LIBOR + 2.65%), 12/25/29 (1)	1,565,000	1,642,937
Series 2018-DNA1, Class M1, 2.666%, (1 mo. USD LIBOR + 0.45%), 7/25/30 (1)	2,467,321	2,466,411
Federal National Mortgage Association Connecticut Avenue Securities:
Series 2013-C01, Class M2, 7.466%, (1 mo. USD LIBOR + 5.25%), 10/25/23 (1)	4,675,000	5,396,096
Series 2014-C02, Class 1M2, 4.816%, (1 mo. USD LIBOR + 2.60%), 5/25/24 (1)	5,000,000	5,343,427
Series 2014-C02, Class 2M2, 4.816%, (1 mo. USD LIBOR + 2.60%), 5/25/24 (1)	2,173,591	2,311,396
Series 2014-C03, Class 1M2, 5.216%, (1 mo. USD LIBOR + 3.00%), 7/25/24 (1)	2,468,969	2,662,339
Series 2014-C03, Class 2M2, 5.116%, (1 mo. USD LIBOR + 2.90%), 7/25/24 (1)	3,456,626	3,698,000
Series 2014-C04, Class 1M2, 7.116%, (1 mo. USD LIBOR + 4.90%), 11/25/24 (1)	7,236,565	8,313,568
Series 2016-C06, Class 1M2, 6.466%, (1 mo. USD LIBOR + 4.25%), 4/25/29 (1)	1,600,000	1,824,064
Series 2017-C05, Class 1M2, 4.416%, (1 mo. USD LIBOR + 2.20%), 1/25/30 (1)	735,000	758,358
Series 2017-C06, Class 1M2, 4.866%, (1 mo. USD LIBOR + 2.65%), 2/25/30 (1)	2,520,000	2,636,169
Series 2018-C03, Class 1M1, 2.896%, (1 mo. USD LIBOR + 0.68%), 10/25/30 (1)	1,070,562	1,073,123
Federal National Mortgage Association Grantor Trust, Series 2017-T1, Class A, 2.898%, 6/25/27	1,957,824	1,859,055

Total Collateralized Mortgage-Backed Obligations (Cost $53,949,086)		55,092,288

www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT 39

	PRINCIPAL AMOUNT ($)	VALUE ($)
COMMERCIAL MORTGAGE-BACKED SECURITIES - 2.3%
CLNS Trust, Series 2017-IKPR, Class B, 3.131%, (1 mo. USD LIBOR + 1.00%), 6/11/32 (1)(2)	4,400,000	4,406,562
JP Morgan Chase Commercial Mortgage Securities Trust:
Series 2014-DSTY, Class B, 3.771%, 6/10/27 (2)	1,750,000	1,732,496
Series 2014-DSTY, Class C, 3.931%, 6/10/27 (2)	385,000	373,812
Morgan Stanley Capital I Trust, Series 2017-CLS, Class A, 2.858%, (1 mo. USD LIBOR + 0.70%), 11/15/34 (1)(2)	4,100,000	4,098,572
Motel 6 Trust:
Series 2017-MTL6, Class C, 3.558%, (1 mo. USD LIBOR + 1.40%), 8/15/34 (1)(2)	2,871,316	2,877,681
Series 2017-MTL6, Class D, 4.308%, (1 mo. USD LIBOR + 2.15%), 8/15/34 (1)(2)	1,094,296	1,099,109
RETL Trust, Series 2018-RVP, Class A, 3.258%, (1 mo. USD LIBOR + 1.10%), 3/15/33 (1)(2)	7,250,609	7,285,331
TRU Trust, Series 2016-TOYS, Class A, 4.408%, (1 mo. USD LIBOR + 2.25%), 11/15/30 (1)(2)	1,120,947	1,121,402
WFLD Mortgage Trust, Series 2014-MONT, Class C, 3.88%, 8/10/31 (2)	2,700,000	2,496,892

Total Commercial Mortgage-Backed Securities (Cost $25,703,353)		25,491,857

TAXABLE MUNICIPAL OBLIGATIONS - 1.9%
Education - 0.1%
Georgetown University, Washington, DC, Series 2008B, 7.22%, 4/1/19	690,000	705,159

General Obligations - 0.9%
Commonwealth of Massachusetts, 5.456%, 12/1/39 (7)	750,000	891,172
Los Angeles Unified School District, California, 5.75%, 7/1/34 (7)	3,750,000	4,444,575
Massachusetts, Green Bonds, 3.277%, 6/1/46	3,975,000	3,521,095
New York City, 5.206%, 10/1/31 (7)	1,030,000	1,144,639
		10,001,481

Special Tax Revenue - 0.8%
Connecticut, Special Tax Revenue, 5.459%, 11/1/30 (7)	3,800,000	4,193,224
New York City Transitional Finance Authority, Future Tax Secured Revenue Bonds, 5.767%, 8/1/36 (7)	3,540,000	4,143,393
		8,336,617

Water and Sewer - 0.1%
District of Columbia Water & Sewer Authority, Green Bonds, 4.814%, 10/1/2114	1,170,000	1,278,799

Total Taxable Municipal Obligations (Cost $20,667,154)		20,322,056

40 www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT

	PRINCIPAL AMOUNT ($)	VALUE ($)
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES - 1.9%
Federal National Mortgage Association:
2.65%, 6/1/26	2,888,103	2,760,331
2.68%, 7/1/26	3,000,000	2,858,296
2.878%, 2/25/27(8)	2,846,754	2,787,182
3.037%, 9/25/27(8)	5,500,000	5,237,285
3.144%, 3/25/28(8)	3,040,000	2,913,188
3.436%, 6/25/28(8)	4,628,461	4,527,945

Total U.S. Government Agency Mortgage-Backed Securities (Cost $21,956,224)		21,084,227

HIGH SOCIAL IMPACT INVESTMENTS - 0.5%
Calvert Impact Capital, Inc., Community Investment Notes, 1.50%, 12/15/19 (9)(10)	5,087,392	4,895,852
ImpactAssets Inc., Global Sustainable Agriculture Notes, 2.50%, 11/3/20 (10)(11)(12)	490,000	460,110
ImpactAssets Inc., Microfinance Plus Notes, 2.40%, 11/3/20 (10)(11)(12)	631,000	577,365

Total High Social Impact Investments (Cost $6,208,392)		5,933,327

SOVEREIGN GOVERNMENT BONDS - 1.2%
Export Development Canada:
1.25%, 12/10/18	5,330,000	5,316,119
1.625%, 6/1/20	4,500,000	4,405,117
Nacional Financiera SNC, 3.375%, 11/5/20 (2)	3,450,000	3,428,472

Total Sovereign Government Bonds (Cost $13,235,197)		13,149,708

U.S. GOVERNMENT AGENCIES AND INSTRUMENTALITIES - 0.3%
Overseas Private Investment Corp., 3.22%, 9/15/29	2,758,992	2,744,457

Total U.S. Government Agencies and Instrumentalities (Cost $2,758,992)		2,744,457

FLOATING RATE LOANS (13) - 2.3%
Building and Development - 0.2%
DTZ U.S. Borrower, LLC, Term Loan, 5.492%, (1 mo. USD LIBOR + 3.25%), 8/21/25	2,650,000	2,662,145

Business Equipment and Services - 0.2%
Change Healthcare Holdings, LLC, Term Loan, 4.992%, (1 mo. USD LIBOR + 2.75%), 3/1/24	2,284,849	2,295,002

Cable and Satellite Television - 0.3%
UPC Financing Partnership, Term Loan, 4.658%, (1 mo. USD LIBOR + 2.50%), 1/15/26	1,757,443	1,758,176
Ziggo Secured Finance Partnership, Term Loan, 4.658%, (1 mo. USD LIBOR + 2.50%), 4/15/25	2,110,000	2,074,065
		3,832,241

www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT 41

	PRINCIPAL AMOUNT ($)	VALUE ($)
FLOATING RATE LOANS (13) - CONT’D
Drugs - 0.4%
Jaguar Holding Company II, Term Loan, 4.742%, (1 mo. USD LIBOR + 2.50%), 8/18/22	3,959,537	3,966,961

Electronics/Electrical - 0.5%
Infor (US), Inc., Term Loan, 5.136%, (3 mo. USD LIBOR + 2.75%), 2/1/22	3,923,551	3,938,614
MA FinanceCo., LLC, Term Loan, 4.742%, (1 mo. USD LIBOR + 2.50%), 6/21/24	170,468	169,828
Seattle Spinco, Inc., Term Loan, 4.742%, (1 mo. USD LIBOR + 2.50%), 6/21/24	1,151,211	1,146,031
		5,254,473

Equipment Leasing - 0.3%
Avolon TLB Borrower 1 (US), LLC, Term Loan, 4.165%, (1 mo. USD LIBOR + 2.00%), 1/15/25	3,778,350	3,794,888

Financial - 0.0% (14)
Alliance Mortgage Investments, Term Loan, 0.00%, 6/1/10 (10)(11)(15)(16)	481,681	7,598

Food/Drug Retailers - 0.2%
Albertsons, LLC, Term Loan, 4.992%, (1 mo. USD LIBOR + 2.75%), 8/25/21	2,099,370	2,104,226

Telecommunications - 0.2%
Sprint Communications, Inc., Term Loan, 4.75%, (1 mo. USD LIBOR + 2.50%), 2/2/24	1,885,215	1,891,107

Total Floating Rate Loans (Cost $26,226,941)		25,808,641

COMMERCIAL PAPER - 0.3%
AT&T, Inc., 3.135%, 5/28/19 (2)	3,250,000	3,187,998

Total Commercial Paper (Cost $3,185,271)		3,187,998

	SHARES	VALUE ($)
SHORT TERM INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED - 0.3%
State Street Navigator Securities Lending Government Money Market Portfolio, 2.16%	3,386,150	3,386,150

Total Short Term Investment of Cash Collateral for Securities Loaned (Cost $3,386,150)		3,386,150

TOTAL INVESTMENTS (Cost $1,083,011,202) - 96.8%		1,064,934,478
Other assets and liabilities, net - 3.2%		34,957,618
NET ASSETS - 100.0%		1,099,892,096

42 www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT

NOTES TO SCHEDULE OF INVESTMENTS
(1) Variable rate security. The stated interest rate represents the rate in effect at September 30, 2018.
(2) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Total market value of Rule 144A securities amounts to $343,613,620, which represents 31.2% of the net assets of the Fund as of September 30, 2018.

(3) All or a portion of this security was on loan at September 30, 2018. The aggregate market value of securities on loan at September 30, 2018 was $4,653,168.
(4) Security converts to floating rate after the indicated fixed-rate coupon period.
(5) Perpetual security with no stated maturity date but may be subject to calls by the issuer.
(6) Inflation-linked security whose principal is adjusted for inflation based on changes in the U.S. Consumer Price Index. Interest is calculated based on the inflation-adjusted principal.
(7) Build America Bond. Represents taxable municipal obligation issued pursuant to the American Recovery and Reinvestment Act of 2009 or other legislation providing for the issuance of taxable municipal debt on which the issuer receives federal support.

(8) Weighted average fixed-rate coupon that changes/updates monthly. Rate shown is the rate at September 30, 2018.
(9) Affiliated company (see Note 8).
(10) Restricted security. Total market value of restricted securities amounts to $5,940,925, which represents 0.5% of the net assets of the Fund as of September 30, 2018.
(11) For fair value measurement purposes, security is categorized as Level 3 (see Note 1A).
(12) Notes carry an interest rate that varies by period and is contingent on the performance of the underlying portfolio of loans to borrowers. The coupon rate shown represents the rate in effect at September 30, 2018.

(13) Remaining maturities of floating rate loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty. Floating rate loans generally pay interest at rates which are periodically re-determined at a spread above the London Interbank Offered Rate (“LIBOR”) or other short-term rates. The rate shown is the rate in effect at September 30, 2018. Floating rate loans are generally considered restrictive in that the Fund is ordinarily contractually obligated to receive consent from the Agent Bank and/or borrower prior to disposition of a floating rate loan.

(14) Amount is less than 0.05%.
(15) Alliance Bancorp and its affiliates filed for Chapter 7 bankruptcy on July 13, 2007. This security is no longer accruing interest.
(16) Non-income producing security.

FUTURES CONTRACTS	NUMBER OF CONTRACTS	EXPIRATION MONTH/YEAR	NOTIONAL AMOUNT	VALUE/NET UNREALIZED APPRECIATION (DEPRECIATION)
Long:
U.S. 2-Year Treasury Note	392	Dec-18	$82,607,875	($159,058)
U.S. 5-Year Treasury Note	303	Dec-18	34,080,399	(273,005)
U.S. Long Treasury Bond	97	Dec-18	13,628,500	(376,134)
U.S. Ultra 10-Year Treasury Note	70	Dec-18	8,820,000	(25,378)
U.S. Ultra-Long Treasury Bond	226	Dec-18	34,867,563	(1,079,277)
Total Long				($1,912,852)

Abbreviations:
LIBOR:	London Interbank Offered Rate

Currency Abbreviations:
USD:	United States Dollar

RESTRICTED SECURITIES	ACQUISITION DATES	COST ($)
Alliance Mortgage Investments, Term Loan, 0.00%, 6/1/10	5/26/05-6/13/07	481,681
Calvert Impact Capital, Inc., Community Investment Notes, 1.50%, 12/15/19	12/15/16	5,087,392
ImpactAssets Inc., Global Sustainable Agriculture Notes, 2.50%, 11/3/20	11/13/15	490,000
ImpactAssets Inc., Microfinance Plus Notes, 2.40%, 11/3/20	11/13/15	631,000
See notes to financial statements.

www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT 43

CALVERT EQUITY FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2018

	SHARES	VALUE ($)
COMMON STOCKS - 95.3%
Beverages - 2.5%
Coca-Cola Co. (The)	632,732	29,225,891
PepsiCo, Inc.	284,565	31,814,367
		61,040,258

Capital Markets - 3.7%
Charles Schwab Corp. (The)	437,261	21,491,378
Intercontinental Exchange, Inc.	900,716	67,454,621
		88,945,999

Chemicals - 7.3%
Ecolab, Inc.	573,840	89,966,635
Praxair, Inc.	534,696	85,941,688
		175,908,323

Electronic Equipment, Instruments & Components - 1.7%
TE Connectivity Ltd.	453,860	39,907,910

Entertainment - 1.7%
Walt Disney Co. (The)	344,169	40,247,123

Equity Real Estate Investment Trusts (REITs) - 3.6%
American Tower Corp.	441,938	64,213,592
Crown Castle International Corp.	208,546	23,217,426
		87,431,018

Food Products - 2.1%
Mondelez International, Inc., Class A	1,178,554	50,630,680

Health Care Equipment & Supplies - 4.7%
Danaher Corp.	1,045,789	113,635,433

Health Care Providers & Services - 3.0%
Henry Schein, Inc. (1)(2)	310,529	26,404,281
Laboratory Corp. of America Holdings (2)	269,862	46,869,632
		73,273,913

Health Care Technology - 1.1%
Cerner Corp. (2)	419,678	27,031,460

Hotels, Restaurants & Leisure - 1.1%
Starbucks Corp.	482,329	27,415,580

44 www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Industrial Conglomerates - 2.2%
3M Co.	251,698	53,035,286

Insurance - 3.0%
Aon plc	151,655	23,321,506
Marsh & McLennan Cos., Inc.	599,826	49,617,607
		72,939,113

Interactive Media & Services - 4.8%
Alphabet, Inc., Class C (2)	96,424	115,079,151

Internet & Direct Marketing Retail - 0.8%
Booking Holdings, Inc. (2)	10,236	20,308,224

IT Services - 11.9%
Accenture plc, Class A	278,895	47,467,929
Fiserv, Inc. (2)	387,957	31,959,897
MasterCard, Inc., Class A	401,613	89,403,070
Visa, Inc., Class A	783,263	117,559,944
		286,390,840

Life Sciences Tools & Services - 6.3%
QIAGEN NV (2)	940,207	35,615,041
Thermo Fisher Scientific, Inc.	479,224	116,968,994
		152,584,035

Machinery - 5.3%
Fortive Corp. (1)	424,626	35,753,509
IDEX Corp.	265,804	40,046,031
Xylem, Inc.	657,684	52,529,221
		128,328,761

Media - 1.3%
Comcast Corp., Class A	908,506	32,170,198

Multiline Retail - 3.9%
Dollar General Corp.	851,598	93,079,661

Personal Products - 1.9%
Estee Lauder Cos., Inc. (The), Class A	306,701	44,569,789

Pharmaceuticals - 3.7%
Zoetis, Inc.	961,088	87,997,217

Professional Services - 2.8%
Verisk Analytics, Inc. (2)	569,011	68,594,276

www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT 45

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Semiconductors & Semiconductor Equipment - 0.9%
Texas Instruments, Inc.	194,765	20,896,337

Software - 10.4%
Check Point Software Technologies Ltd. (1)(2)	529,299	62,282,613
Intuit, Inc.	322,303	73,291,702
Microsoft Corp.	1,006,310	115,091,675
		250,665,990

Specialty Retail - 2.6%
Lowe’s Cos., Inc.	228,027	26,182,060
TJX Cos., Inc. (The)	320,701	35,924,926
		62,106,986

Textiles, Apparel & Luxury Goods - 1.0%
NIKE, Inc., Class B	280,214	23,739,730

Venture Capital - 0.0% (3)
20/20 Gene Systems, Inc. (2)(4)(5)	73,397	46,974
Digital Directions International, Inc. (2)(4)(5)	354,389	87,499
Graduation Alliance, Inc. (2)(4)(5)	117,833	3,076
Ivy Capital (Proprietary) Ltd. (2)(4)(5)	19	419,287
Napo Pharmaceuticals, Inc. (2)(4)(5)	294,196	—
		556,836

Total Common Stocks (Cost $1,399,435,952)		2,298,510,127

PREFERRED STOCKS - 0.1%
Venture Capital - 0.1%
Entouch:
Series C (2)(4)(5)	2,628,278	339,048
Series C-1 (2)(4)(5)	510,819	118,510
Graduation Alliance, Inc.:
Series C (2)(4)(5)	3,326,181	386,170
Series D, Convertible (2)(4)(5)	1,325,968	351,779
PresenceLearning, Inc.:
Series A (2)(4)(5)	600,000	432,000
Series A-2 (2)(4)(5)	195,285	142,558
Series B (2)(4)(5)	399,719	323,772
Sword Diagnostics (2)(4)(5)	1,264,108	—
		2,093,837

Total Preferred Stocks (Cost $2,299,055)		2,093,837

46 www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT

	SHARES	VALUE ($)
VENTURE CAPITAL LIMITED PARTNERSHIP INTERESTS - 0.6%
Accion Frontier Inclusion Fund LP (2)(4)(5)		759,588
Adobe Capital Social Mezzanine I LP (2)(4)(5)		348,943
Africa Renewable Energy Fund LP (2)(4)(5)		891,311
Arborview Capital Partners LP (2)(4)(5)		685,146
Blackstone Clean Technology Partners LP (2)(4)(5)		65,505
Bridges Ventures US Sustainable Growth Fund, LP (2)(4)(5)		364,603
China Environment Fund 2004 LP (2)(4)(5)		3,779
China Environment Fund III LP (2)(4)(5)		322,888
Coastal Ventures III LP (2)(4)(5)		267,311
Core Innovations Capital I LP (2)(4)(5)		1,129,215
Cross Culture Ventures I LP (2)(4)(5)		311,176
DBL Equity Fund - BAEF Il LP (2)(4)(5)		1,126,046
DBL Partners III LP (2)(4)(5)		532,724
First Analysis Private Equity Fund V LP (2)(4)(5)		1,180,959
Ignia Fund I LP (2)(4)(5)		460,143
Impact Ventures II LP (2)(4)(5)		326,551
LeapFrog Financial Inclusion Fund (2)(4)(5)		202,151
New Markets Education Partners LP (2)(4)(5)		934,172
New Markets Venture Partners II LP (2)(4)(5)		125,373
Owl Ventures LP (2)(4)(5)		763,481
Renewable Energy Asia Fund LP (2)(4)(5)		1,939,321
SEAF India International Growth Fund LP (2)(4)(5)		26,763
SJF Ventures II LP, Preferred (2)(4)(5)		526,900
SJF Ventures III LP (2)(4)(5)		1,020,549
Westly Capital Partners Fund II LP (2)(4)(5)		686,198

Total Venture Capital Limited Partnership Interests (Cost $13,556,652)		15,000,796

	PRINCIPAL AMOUNT ($)	VALUE ($)
VENTURE CAPITAL DEBT OBLIGATIONS - 0.1%
One Earth Group Ltd., Convertible Note, 5.00%, 10/31/20 (4)(5)(6)	230,064	—
SEAF Global SME Facility, 9.00%, 1/1/19 (4)(5)	2,100,000	1,497,741

Total Venture Capital Debt Obligations (Cost $2,377,601)		1,497,741

HIGH SOCIAL IMPACT INVESTMENTS - 0.5%
Calvert Impact Capital, Inc., Community Investment Notes, 1.50%, 12/15/19 (4)(7)	10,833,877	10,425,981
ImpactAssets Inc., Global Sustainable Agriculture Notes, 2.50%, 11/3/20 (4)(5)(8)	1,445,000	1,356,855
ImpactAssets Inc., Microfinance Plus Notes, 2.40%, 11/3/20 (4)(5)(8)	1,855,000	1,697,325

Total High Social Impact Investments (Cost $14,133,877)		13,480,161

www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT 47

	SHARES	VALUE ($)
SHORT TERM INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED - 1.5%
State Street Navigator Securities Lending Government Money Market Portfolio, 2.16%	35,542,158	35,542,158

Total Short Term Investment of Cash Collateral for Securities Loaned (Cost $35,542,158)		35,542,158

TOTAL INVESTMENTS (Cost $1,467,345,295) - 98.1%		2,366,124,820
Other assets and liabilities, net - 1.9%		45,453,113
NET ASSETS - 100.0%		2,411,577,933

NOTES TO SCHEDULE OF INVESTMENTS
(1) All or a portion of this security was on loan at September 30, 2018. The aggregate market value of securities on loan at September 30, 2018 was $57,533,561.
(2) Non-income producing security.
(3) Amount is less than 0.05%.
(4) Restricted security. Total market value of restricted securities amounts to $32,629,371, which represents 1.4% of the net assets of the Fund as of September 30, 2018.
(5) For fair value measurement purposes, security is categorized as Level 3 (see Note 1A).
(6) Defaulted security. This security is not accruing interest.
(7) Affiliated company (see Note 8).
(8) Notes carry an interest rate that varies by period and is contingent on the performance of the underlying portfolio of loans to borrowers. The coupon rate shown represents the rate in effect at September 30, 2018.

RESTRICTED SECURITIES	ACQUISITION DATES	COST ($)
20/20 Gene Systems, Inc.	8/1/08-8/27/13	166,890
Accion Frontier Inclusion Fund LP	11/12/15-9/24/18	612,727
Adobe Capital Social Mezzanine I LP	2/8/13-7/31/18	375,733
Africa Renewable Energy Fund LP	4/17/14-8/24/18	879,491
Arborview Capital Partners LP	11/13/12-4/13/18	542,311
Blackstone Clean Technology Partners LP	7/29/10-6/25/15	446,830
Bridges Ventures US Sustainable Growth Fund, LP	6/8/16-9/18/18	484,338
Calvert Impact Capital, Inc., Community Investment Notes, 1.50%, 12/15/19	12/15/16	10,833,877
China Environment Fund 2004 LP	9/15/05-4/1/09	—
China Environment Fund III LP	1/24/08-4/19/13	688,450
Coastal Ventures III LP	7/30/12-8/17/17	240,028
Core Innovations Capital I LP	1/6/11-6/30/17	314,217
Cross Culture Ventures I LP	2/24/16-6/11/18	352,430
DBL Equity Fund - BAEF Il LP	3/30/11-8/2/16	866,008
DBL Partners III LP	1/16/15-6/5/18	494,627
Digital Directions International, Inc.	7/2/08-7/15/09	683,778
Entouch, Series C, Preferred	2/3/16	350,000
Entouch, Series C-1, Preferred	10/11/17-5/11/18	68,024
First Analysis Private Equity Fund V LP	6/7/13-6/13/18	813,924
Graduation Alliance, Inc.	5/17/16	390
Graduation Alliance, Inc., Series C, Preferred	3/27/13-8/20/13	500,000
Graduation Alliance, Inc., Series D, Convertible Preferred	4/29/15-5/17/16	228,617
Ignia Fund I LP	1/28/10-12/9/16	1,001,436
Impact Ventures II LP	9/8/10-2/5/18	838,672
ImpactAssets Inc., Global Sustainable Agriculture Notes, 2.50%, 11/3/20	11/13/15	1,445,000

48 www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT

ImpactAssets Inc., Microfinance Plus Notes, 2.40%, 11/3/20	11/13/15	1,855,000
Ivy Capital (Proprietary) Ltd.	9/12/12-5/14/14	557,372
LeapFrog Financial Inclusion Fund	1/20/10-5/29/18	3,935
Napo Pharmaceuticals, Inc.	2/21/07-9/23/09	419,720
New Markets Education Partners LP	9/27/11-3/1/18	817,817
New Markets Venture Partners II LP	7/21/08-5/3/16	—
One Earth Group Ltd., Convertible Note, 5.00%, 10/31/20	2/1/17	300,000
Owl Ventures LP	7/10/14-1/11/18	385,000
PresenceLearning, Inc., Series A, Preferred	9/29/11	300,000
PresenceLearning, Inc., Series A-2, Preferred	5/2/12	134,942
PresenceLearning, Inc., Series B, Preferred	4/4/13	285,000
Renewable Energy Asia Fund LP	9/29/10-1/5/17	1,753,943
SEAF Global SME Facility, 9.00%, 1/1/19	6/28/13-1/25/18	2,077,601
SEAF India International Growth Fund LP	3/22/05-5/24/10	210,391
SJF Ventures II LP, Preferred	2/14/06-11/20/12	—
SJF Ventures III LP	2/6/12-7/14/17	617,464
Sword Diagnostics, Series B, Preferred	12/26/06-11/9/10	432,472
Westly Capital Partners Fund II LP	12/27/11-12/21/17	816,881
See notes to financial statements.

www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT 49

CALVERT BALANCED FUND
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2018

ASSETS
Investments in securities of unaffiliated issuers, at value (identified cost $654,408,190) - including $16,105,529 of securities on loan	$721,453,435
Investments in securities of affiliated issuers, at value (identified cost $4,266,666)	4,124,508
Cash	3,117,978
Cash denominated in foreign currency, at value (cost $14,870)	14,734
Receivable for investments sold	5,878,968
Receivable for capital shares sold	554,213
Dividends and interest receivable	1,907,871
Interest receivable - affiliated	35,556
Securities lending income receivable	8,213
Tax reclaims receivable	1,693
Deposits at broker for futures contracts	136,858
Trustees’ deferred compensation plan	370,668
Other assets	14,707
Total assets	737,619,402

LIABILITIES
Payable for variation margin on open futures contracts	3,787
Payable for investments purchased	3,265,832
Payable for capital shares redeemed	248,677
Deposits for securities loaned	874,433
Payable to affiliates:
Investment advisory fee	241,296
Administrative fee	72,007
Distribution and service fees	161,012
Sub-transfer agency fee	24,657
Trustees’ deferred compensation plan	370,668
Other	54,538
Accrued expenses	298,724
Total liabilities	5,615,631
Commitments and contingent liabilities (Note 10)
NET ASSETS	$732,003,771

NET ASSETS CONSIST OF:
Paid-in capital applicable to shares of beneficial interest
(unlimited number of no par value shares authorized)	$651,119,898
Distributable earnings	80,883,873
Total	$732,003,771
See notes to financial statements.

50 www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT

CALVERT BALANCED FUND
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2018 - CONT’D

NET ASSET VALUE PER SHARE
Class A (based on net assets of $571,451,561 and 17,241,108 shares outstanding)	$33.14
Class C (based on net assets of $60,674,407 and 1,890,767 shares outstanding)	$32.09
Class I (based on net assets of $99,877,803 and 2,957,345 shares outstanding)	$33.77

OFFERING PRICE PER SHARE*
Class A (100/95.25 of net asset value per share)	$34.79
* On sales of $50,000 or more, the offering price of Class A shares is reduced.

See notes to financial statements.

www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT 51

CALVERT BOND FUND
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2018

ASSETS
Investments in securities of unaffiliated issuers, at value (identified cost $1,077,923,810) - including $4,653,168 of securities on loan	$1,060,038,626
Investments in securities of affiliated issuers, at value (identified cost $5,087,392)	4,895,852
Cash	14,938,386
Receivable for investments sold	34,250,358
Receivable for capital shares sold	2,589,974
Interest receivable	5,899,991
Interest receivable - affiliated	61,473
Securities lending income receivable	2,880
Receivable from affiliate	60,346
Deposits at broker for futures contracts	1,449,760
Trustees’ deferred compensation plan	543,549
Other assets	21,135
Total assets	1,124,752,330

LIABILITIES
Payable for variation margin on open futures contracts	175,515
Payable for investments purchased	19,065,133
Payable for capital shares redeemed	886,451
Deposits for securities loaned	3,386,150
Payable to affiliates:
Investment advisory fee	312,924
Administrative fee	107,954
Distribution and service fees	59,868
Sub-transfer agency fee	12,451
Trustees’ deferred compensation plan	543,549
Accrued expenses	310,239
Total liabilities	24,860,234
NET ASSETS	$1,099,892,096

NET ASSETS CONSIST OF:
Paid-in capital applicable to shares of beneficial interest
(unlimited number of no par value shares authorized)	$1,122,579,976
Accumulated loss	(22,687,880)
Total	$1,099,892,096

NET ASSET VALUE PER SHARE
Class A (based on net assets of $251,714,269 and 16,040,361 shares outstanding)	$15.69
Class C (based on net assets of $21,938,950 and 1,407,961 shares outstanding)	$15.58
Class I (based on net assets of $692,821,742 and 44,075,800 shares outstanding)	$15.72
Class R6 (based on net assets of $133,417,135 and 8,492,699 shares outstanding)	$15.71

OFFERING PRICE PER SHARE*
Class A (100/96.25 of net asset value per share)	$16.30
* On sales of $50,000 or more, the offering price of Class A shares is reduced.
See notes to financial statements.

52 www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT

CALVERT EQUITY FUND
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2018

ASSETS
Investments in securities of unaffiliated issuers, at value (identified cost $1,456,511,418) - including $57,533,561 of securities on loan	$2,355,698,839
Investments in securities of affiliated issuers, at value (identified cost $10,833,877)	10,425,981
Cash	80,817,978
Receivable for capital shares sold	2,730,128
Dividends and interest receivable	1,604,256
Interest receivable - affiliated	130,909
Securities lending income receivable	4,500
Tax reclaims receivable	56,640
Receivable from affiliate	63,387
Trustees’ deferred compensation plan	1,218,895
Other assets	47,319
Total assets	2,452,798,832

LIABILITIES
Payable for capital shares redeemed	2,088,708
Deposits for securities loaned	35,542,158
Payable to affiliates:
Investment advisory fee	962,177
Administrative fee	236,863
Distribution and service fees	392,823
Sub-transfer agency fee	41,345
Trustees’ deferred compensation plan	1,218,895
Accrued expenses	737,930
Total liabilities	41,220,899
Commitments and contingent liabilities (Note 10)
NET ASSETS	$2,411,577,933

NET ASSETS CONSIST OF:
Paid-in capital applicable to shares of beneficial interest
(unlimited number of no par value shares authorized)	$1,358,972,932
Distributable earnings	1,052,605,001
Total	$2,411,577,933

NET ASSET VALUE PER SHARE
Class A (based on net assets of $1,291,870,394 and 26,267,770 shares outstanding)	$49.18
Class C (based on net assets of $155,419,436 and 5,396,447 shares outstanding)	$28.80
Class I (based on net assets of $963,445,510 and 16,997,172 shares outstanding)	$56.68
Class R6 (based on net assets of $842,593 and 14,875 shares outstanding, including fractional shares)	$56.65

OFFERING PRICE PER SHARE*
Class A (100/95.25 of net asset value per share)	$51.63
* On sales of $50,000 or more, the offering price of Class A shares is reduced.
See notes to financial statements.

www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT 53

STATEMENTS OF OPERATIONS
YEAR ENDED SEPTEMBER 30, 2018

INVESTMENT INCOME	Balanced Fund	Bond Fund	Equity Fund
Dividend income (net of foreign taxes withheld of $35,005, $0 and $108, respectively)	$7,352,504	$—	$24,538,462
Interest income - unaffiliated issuers (net of foreign taxes withheld of $572, $0 and $0, respectively)	8,633,933	31,815,406	391,909
Interest income - affiliated issuers	48,000	76,311	162,508
Securities lending income, net	52,610	131,380	23,424
Total investment income	16,087,047	32,023,097	25,116,303

EXPENSES
Investment advisory fee	2,845,727	3,540,277	11,261,816
Administrative fee	847,914	1,215,635	2,755,559
Distribution and service fees:
Class A	1,323,522	536,022	3,147,280
Class C	603,956	245,876	1,544,675
Trustees’ fees and expenses	35,994	52,381	115,241
Custodian fees	140,039	108,248	146,203
Transfer agency fees and expenses	783,309	788,496	2,048,417
Accounting fees	148,264	205,800	418,253
Professional fees	107,505	110,878	269,500
Registration fees	68,197	128,963	126,844
Reports to shareholders	49,415	73,270	144,800
Miscellaneous	79,411	73,747	178,596
Total expenses	7,033,253	7,079,593	22,157,184
Waiver and/or reimbursement of expenses by affiliate	(168,978)	(596,250)	(487,722)
Reimbursement of expenses-other	(14,707)	(21,135)	(47,319)
Net expenses	6,849,568	6,462,208	21,622,143
Net investment income	9,237,479	25,560,889	3,494,160

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain on:
Investment securities - unaffiliated issuers	21,950,032	449,613	192,750,082
Investment securities - affiliated issuers	—	—	(690,056)
Futures contracts	16,029	402,275	—
Foreign currency transactions	613	—	—
	21,966,674	851,888	192,060,026

Net change in unrealized appreciation (depreciation) on:
Investment securities - unaffiliated issuers	36,065,557	(26,879,900)	271,612,423
Investment securities - affiliated issuers	40,781	47,160	806,655
Futures contracts	(189,140)	(1,912,852)	—
Foreign currency	(178)	—	(707)
	35,917,020	(28,745,592)	272,418,371

Net realized and unrealized gain (loss)	57,883,694	(27,893,704)	464,478,397

Net increase (decrease) in net assets resulting from operations	$67,121,173	($2,332,815)	$467,972,557
See notes to financial statements.

54 www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT

CALVERT BALANCED FUND
STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET ASSETS	Year Ended September 30, 2018	Year Ended September 30, 2017
Operations:
Net investment income	$9,237,479	$9,837,401
Net realized gain	21,966,674	53,021,088
Net change in unrealized appreciation (depreciation)	35,917,020	(6,922,226)
Net increase in net assets resulting from operations	67,121,173	55,936,263

Distributions to shareholders:(1)
Class A shares	(42,834,391)	(14,696,192)
Class C shares	(4,376,145)	(1,136,732)
Class I shares	(6,436,112)	(1,022,798)
Class Y shares	—	(551,787)
Total distributions to shareholders	(53,646,648)	(17,407,509)

Capital share transactions:
Class A shares	11,604,433	(74,481,952)
Class C shares	(1,470,362)	(1,424,823)
Class I shares	49,849,886	30,715,683
Class Y shares (2)	(30,424,693)	15,033,331
Net increase (decrease) in net assets from capital share transactions	29,559,264	(30,157,761)

TOTAL INCREASE IN NET ASSETS	43,033,789	8,370,993

NET ASSETS
Beginning of year	688,969,982	680,598,989
End of year	$732,003,771	688,969,982(3)

(1) For the year ended September 30, 2017, the source of distributions was as follows:
Net investment income - Class A ($8,151,148), Class C ($450,495), Class I ($793,017), and Class Y ($402,507)
Net realized gain - Class A ($6,545,044), Class C ($686,237), Class I ($229,781), and Class Y ($149,280)

(2) Effective December 8, 2017, Class Y shares of the Fund converted to Class I shares at net asset value. Thereafter, Class Y shares were terminated.
(3) Includes accumulated undistributed net investment income of $242,189 at September 30, 2017. The requirement to disclose the corresponding amount as of September 30, 2018 was eliminated.
See notes to financial statements.

www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT 55

CALVERT BOND FUND
STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET ASSETS	Year Ended September 30, 2018	Year Ended September 30, 2017
Operations:
Net investment income	$25,560,889	$21,966,994
Net realized gain (loss)	851,888	(1,814,864)
Net change in unrealized appreciation (depreciation)	(28,745,592)	(7,623,523)
Net increase (decrease) in net assets resulting from operations	(2,332,815)	12,528,607

Distributions to shareholders:(1)
Class A shares	(6,243,931)	(8,339,358)
Class C shares	(384,376)	(500,911)
Class I shares	(14,997,210)	(12,332,413)
Class R6 shares (2)	(3,109,189)	—
Class Y shares	(575,715)	(3,184,189)
Total distributions to shareholders	(25,310,421)	(24,356,871)

Capital share transactions:
Class A shares	(22,140,591)	(107,818,348)
Class C shares	(3,982,816)	(5,236,985)
Class I shares	207,960,971	149,145,862
Class R6 shares (2)	137,113,112	—
Class Y shares (3)	(141,745,071)	32,696,224
Net increase in net assets from capital share transactions	177,205,605	68,786,753

TOTAL INCREASE IN NET ASSETS	149,562,369	56,958,489

NET ASSETS
Beginning of year	950,329,727	893,371,238
End of year	$1,099,892,096	950,329,727(4)

(1) For the year ended September 30, 2017, the source of distributions was as follows:
Net investment income - Class A ($7,273,146), Class C ($412,882), Class I ($11,297,997), and Class Y ($2,926,328)
Net realized gain - Class A ($1,066,212), Class C ($88,029), Class I ($1,034,416), and Class Y ($257,861)

(2) For the period from the commencement of operations, October 3, 2017, to September 30, 2018.
(3) Effective December 8, 2017, Class Y shares of the Fund converted to Class I shares at net asset value. Thereafter, Class Y shares were terminated.
(4) Includes accumulated undistributed net investment income of $83,688 at September 30, 2017. The requirement to disclose the corresponding amount as of September 30, 2018 was eliminated.
See notes to financial statements.

56 www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT

CALVERT EQUITY FUND
STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET ASSETS	Year Ended September 30, 2018	Year Ended September 30, 2017
Operations:
Net investment income	$3,494,160	$4,664,225
Net realized gain	192,060,026	211,444,646
Net change in unrealized appreciation (depreciation)	272,418,371	103,095,971
Net increase in net assets resulting from operations	467,972,557	319,204,842

Distributions to shareholders:(1)
Class A shares	(94,443,950)	(132,972,596)
Class C shares	(18,856,951)	(25,782,355)
Class I shares	(56,043,334)	(47,876,535)
Class R6 shares (2)	(739)	—
Class Y shares	—	(15,861,378)
Total distributions to shareholders	(169,344,974)	(222,492,864)

Capital share transactions:
Class A shares	(91,066,246)	(217,516,856)
Class C shares	(8,761,146)	(23,409,675)
Class I shares	301,877,540	43,446,160
Class R6 shares (2)	789,962	—
Class Y shares (3)	(224,919,540)	3,370,372
Net decrease in net assets from capital share transactions	(22,079,430)	(194,109,999)

TOTAL INCREASE (DECREASE) IN NET ASSETS	276,548,153	(97,398,021)

NET ASSETS
Beginning of year	2,135,029,780	2,232,427,801
End of year	$2,411,577,933	2,135,029,780(4)

(1) For the year ended September 30, 2017, the source of distributions was as follows:
Net investment income - Class A ($1,961,371), Class I ($3,250,521), and Class Y ($856,956)
Net realized gain - Class A ($131,011,225), Class C ($25,782,355), Class I ($44,626,014), and Class Y ($15,004,422)

(2) For the period from the commencement of operations, October 3, 2017, to September 30, 2018.
(3) Effective December 8, 2017, Class Y shares of the Fund converted to Class I shares at net asset value. Thereafter, Class Y shares were terminated.
(4) Includes accumulated undistributed net investment income of $2,779,927 at September 30, 2017. The requirement to disclose the corresponding amount as of September 30, 2018 was eliminated.
See notes to financial statements.

www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT 57

CALVERT BALANCED FUND
FINANCIAL HIGHLIGHTS

	Year Ended September 30,
CLASS A SHARES	2018	2017	2016		2015	2014
Net asset value, beginning	$32.59	$30.82	$31.90		$33.06	$34.13
Income from investment operations:
Net investment income (1)	0.43	0.47	0.51	(2)	0.43	0.33
Net realized and unrealized gain (loss)	2.68	2.11	2.14	(3)	(0.81)	3.02
Total from investment operations	3.11	2.58	2.65		(0.38)	3.35
Distributions from:
Net investment income	(0.44)	(0.46)	(0.50)		(0.41)	(0.32)
Net realized gain	(2.12)	(0.35)	(3.23)		(0.37)	(4.10)
Total distributions	(2.56)	(0.81)	(3.73)		(0.78)	(4.42)
Total increase (decrease) in net asset value	0.55	1.77	(1.08)		(1.16)	(1.07)
Net asset value, ending	$33.14	$32.59	$30.82		$31.90	$33.06
Total return (4)	10.01%	8.51%	8.93%	(3)	(1.27%)	10.77%
Ratios to average net assets: (5)
Total expenses	0.96%	0.99%	1.05%		1.13%	1.17%
Net expenses	0.94%	0.99%	1.02%		1.13%	1.16%
Net investment income	1.33%	1.48%	1.67%	(2)	1.25%	1.02%
Portfolio turnover	76%	128%	146%		99%	124%
Net assets, ending (in thousands)	$571,452	$549,517	$592,625		$569,368	$561,809

(1) Computed using average shares outstanding.
(2) Amount includes a non-recurring refund for overbilling of prior years’ custody out-of-pocket fees. This amounted to $0.007 per share and 0.02% of average net assets.
(3) Total return includes voluntary reimbursement by the adviser for realized investment losses relating to two trading errors which amounted to $0.01 per share. Excluding such payment, the total return would have been 8.90%.

(4) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(5) Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

See notes to financial statements.

58 www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT

CALVERT BALANCED FUND
FINANCIAL HIGHLIGHTS

	Year Ended September 30,
CLASS C SHARES	2018	2017	2016		2015	2014
Net asset value, beginning	$31.63	$29.95	$31.11		$32.30	$33.45
Income from investment operations:
Net investment income (1)	0.18	0.20	0.25	(2)	0.15	0.08
Net realized and unrealized gain (loss)	2.61	2.06	2.08	(3)	(0.78)	2.94
Total from investment operations	2.79	2.26	2.33		(0.63)	3.02
Distributions from:
Net investment income	(0.21)	(0.23)	(0.26)		(0.19)	(0.07)
Net realized gain	(2.12)	(0.35)	(3.23)		(0.37)	(4.10)
Total distributions	(2.33)	(0.58)	(3.49)		(0.56)	(4.17)
Total increase (decrease) in net asset value	0.46	1.68	(1.16)		(1.19)	(1.15)
Net asset value, ending	$32.09	$31.63	$29.95		$31.11	$32.30
Total return (4)	9.14%	7.66%	8.05%	(3)	(2.08%)	9.89%
Ratios to average net assets: (5)
Total expenses	1.71%	1.80%	1.86%		1.92%	1.95%
Net expenses	1.69%	1.80%	1.84%		1.92%	1.94%
Net investment income	0.58%	0.67%	0.85%	(2)	0.47%	0.24%
Portfolio turnover	76%	128%	146%		99%	124%
Net assets, ending (in thousands)	$60,674	$61,205	$59,242		$55,180	$48,814

(1) Computed using average shares outstanding.
(2) Amount includes a non-recurring refund for overbilling of prior years’ custody out-of-pocket fees. This amounted to $0.007 per share and 0.02% of average net assets.
(3) Total return includes voluntary reimbursement by the adviser for realized investment losses relating to two trading errors which amounted to $0.01 per share. Excluding such payment, the total return would have been 8.02%.

(4) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(5) Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

See notes to financial statements.

www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT 59

CALVERT BALANCED FUND
FINANCIAL HIGHLIGHTS

	Year Ended September 30,
CLASS I SHARES	2018	2017	2016		2015	2014
Net asset value, beginning	$33.14	$31.32	$32.36		$33.53	$34.55
Income from investment operations:
Net investment income (1)	0.55	0.58	0.63	(2)	0.59	0.51
Net realized and unrealized gain (loss)	2.72	2.18	2.17	(3)	(0.82)	3.06
Total from investment operations	3.27	2.76	2.80		(0.23)	3.57
Distributions from:
Net investment income	(0.52)	(0.59)	(0.61)		(0.57)	(0.49)
Net realized gain	(2.12)	(0.35)	(3.23)		(0.37)	(4.10)
Total distributions	(2.64)	(0.94)	(3.84)		(0.94)	(4.59)
Total increase (decrease) in net asset value	0.63	1.82	(1.04)		(1.17)	(1.02)
Net asset value, ending	$33.77	$33.14	$31.32		$32.36	$33.53
Total return (4)	10.33%	8.94%	9.32%	(3)	(0.86%)	11.35%
Ratios to average net assets: (5)
Total expenses	0.72%	0.67%	0.76%		0.64%	0.66%
Net expenses	0.62%	0.62%	0.65%		0.64%	0.66%
Net investment income	1.66%	1.80%	2.04%	(2)	1.70%	1.53%
Portfolio turnover	76%	128%	146%		99%	124%
Net assets, ending (in thousands)	$99,878	$48,780	$15,554		$13,894	$43,579

(1) Computed using average shares outstanding.
(2) Amount includes a non-recurring refund for overbilling of prior years’ custody out-of-pocket fees. This amounted to $0.007 per share and 0.02% of average net assets.
(3) Total return includes voluntary reimbursement by the adviser for realized investment losses relating to two trading errors which amounted to $0.01 per share. Excluding such payment, the total return would have been 9.28%.

(4) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(5) Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

See notes to financial statements.

60 www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT

CALVERT BOND FUND
FINANCIAL HIGHLIGHTS

	Year Ended September 30,
CLASS A SHARES	2018	2017	2016		2015	2014
Net asset value, beginning	$16.14	$16.36	$15.83		$15.92	$15.61
Income from investment operations:
Net investment income (1)	0.37	0.37	0.40	(2)	0.38	0.38
Net realized and unrealized gain (loss)	(0.45)	(0.18)	0.53		(0.09)	0.34
Total from investment operations	(0.08)	0.19	0.93		0.29	0.72
Distributions from:
Net investment income	(0.37)	(0.36)	(0.40)		(0.38)	(0.38)
Net realized gain	—	(0.05)	—		—	(0.03)
Total distributions	(0.37)	(0.41)	(0.40)		(0.38)	(0.41)
Total increase (decrease) in net asset value	(0.45)	(0.22)	0.53		(0.09)	0.31
Net asset value, ending	$15.69	$16.14	$16.36		$15.83	$15.92
Total return (3)	(0.48%)	1.21%	5.96%		1.79%	4.66%
Ratios to average net assets: (4)
Total expenses	0.83%	0.89%	0.94%		1.07%	1.12%
Net expenses	0.83%	0.89%	0.91%		1.07%	1.12%
Net investment income	2.32%	2.29%	2.49%	(2)	2.35%	2.40%
Portfolio turnover	83%	99%	154%		241%	187%
Net assets, ending (in thousands)	$251,714	$281,490	$395,957		$395,194	$378,269

(1) Computed using average shares outstanding.
(2) Amount includes a non-recurring refund for overbilling of prior years’ custody out-of-pocket fees. This amounted to less than $0.005 per share and less than 0.005% of average net assets.
(3) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(4) Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

See notes to financial statements.

www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT 61

CALVERT BOND FUND
FINANCIAL HIGHLIGHTS

	Year Ended September 30,
CLASS C SHARES	2018	2017	2016		2015	2014
Net asset value, beginning	$16.03	$16.26	$15.73		$15.82	$15.52
Income from investment operations:
Net investment income (1)	0.24	0.22	0.25	(2)	0.24	0.25
Net realized and unrealized gain (loss)	(0.44)	(0.18)	0.54		(0.09)	0.33
Total from investment operations	(0.20)	0.04	0.79		0.15	0.58
Distributions from:
Net investment income	(0.25)	(0.22)	(0.26)		(0.24)	(0.25)
Net realized gain	—	(0.05)	—		—	(0.03)
Total distributions	(0.25)	(0.27)	(0.26)		(0.24)	(0.28)
Total increase (decrease) in net asset value	(0.45)	(0.23)	0.53		(0.09)	0.30
Net asset value, ending	$15.58	$16.03	$16.26		$15.73	$15.82
Total return (3)	(1.25%)	0.27%	5.05%		0.95%	3.78%
Ratios to average net assets: (4)
Total expenses	1.63%	1.78%	1.84%		1.91%	1.92%
Net expenses	1.63%	1.78%	1.81%		1.91%	1.92%
Net investment income	1.52%	1.40%	1.59%	(2)	1.51%	1.60%
Portfolio turnover	83%	99%	154%		241%	187%
Net assets, ending (in thousands)	$21,939	$26,631	$32,349		$32,626	$33,963

(1) Computed using average shares outstanding.
(2) Amount includes a non-recurring refund for overbilling of prior years’ custody out-of-pocket fees. This amounted to less than $0.005 per share and less than 0.005% of average net assets.
(3) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(4) Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

See notes to financial statements.

62 www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT

CALVERT BOND FUND
FINANCIAL HIGHLIGHTS

	Year Ended September 30,
CLASS I SHARES	2018	2017	2016		2015	2014
Net asset value, beginning	$16.15	$16.38	$15.85		$15.94	$15.62
Income from investment operations:
Net investment income (1)	0.42	0.42	0.46	(2)	0.47	0.48
Net realized and unrealized gain (loss)	(0.45)	(0.17)	0.53		(0.09)	0.35
Total from investment operations	(0.03)	0.25	0.99		0.38	0.83
Distributions from:
Net investment income	(0.40)	(0.43)	(0.46)		(0.47)	(0.48)
Net realized gain	—	(0.05)	—		—	(0.03)
Total distributions	(0.40)	(0.48)	(0.46)		(0.47)	(0.51)
Total increase (decrease) in net asset value	(0.43)	(0.23)	0.53		(0.09)	0.32
Net asset value, ending	$15.72	$16.15	$16.38		$15.85	$15.94
Total return (3)	(0.15%)	1.54%	6.35%		2.36%	5.35%
Ratios to average net assets: (4)
Total expenses	0.63%	0.54%	0.54%		0.51%	0.50%
Net expenses	0.53%	0.52%	0.53%		0.51%	0.50%
Net investment income	2.64%	2.64%	2.86%	(2)	2.91%	3.01%
Portfolio turnover	83%	99%	154%		241%	187%
Net assets, ending (in thousands)	$692,822	$500,510	$355,017		$328,690	$300,602

(1) Computed using average shares outstanding.
(2) Amount includes a non-recurring refund for overbilling of prior years’ custody out-of-pocket fees. This amounted to less than $0.005 per share and less than 0.005% of average net assets.
(3) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(4) Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

See notes to financial statements.

www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT 63

CALVERT BOND FUND
FINANCIAL HIGHLIGHTS

	Period Ended September 30, 2018 (1)
CLASS R6 SHARES
Net asset value, beginning	$16.17
Income from investment operations:
Net investment income (2)	0.42
Net realized and unrealized loss	(0.46)
Total from investment operations	(0.04)
Distributions from:
Net investment income	(0.42)
Total distributions	(0.42)
Total decrease in net asset value	(0.46)
Net asset value, ending	$15.71
Total return (3)	(0.27%)	(4)
Ratios to average net assets: (5)
Total expenses	0.56%	(6)
Net expenses	0.53%	(6)
Net investment income	2.64%	(6)
Portfolio turnover	83%	(7)
Net assets, ending (in thousands)	$133,417

(1) For the period from the commencement of operations, October 3, 2017, to September 30, 2018.
(2) Computed using average shares outstanding.
(3) Return is historical and is calculated by determining the percentage change in net asset value with all distributions reinvested and does not reflect the effect of sales charges, if any.
(4) Not annualized.
(5) Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(6) Annualized.
(7) For the year ended September 30, 2018.
See notes to financial statements.

64 www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT

CALVERT EQUITY FUND
FINANCIAL HIGHLIGHTS

	Year Ended September 30,
CLASS A SHARES	2018	2017	2016		2015	2014
Net asset value, beginning	$43.31	$41.38	$47.79		$50.33	$44.68
Income from investment operations:
Net investment income (1)	0.04	0.06	0.11	(2)	0.10	0.02
Net realized and unrealized gain	9.31	6.03	3.74		2.20	7.67
Total from investment operations	9.35	6.09	3.85		2.30	7.69
Distributions from:
Net investment income	(0.05)	(0.06)	(0.13)		(0.02)	(0.05)
Net realized gain	(3.43)	(4.10)	(10.13)		(4.82)	(1.99)
Total distributions	(3.48)	(4.16)	(10.26)		(4.84)	(2.04)
Total increase (decrease) in net asset value	5.87	1.93	(6.41)		(2.54)	5.65
Net asset value, ending	$49.18	$43.31	$41.38		$47.79	$50.33
Total return (3)	22.66%	16.39%	8.57%		4.57%	17.63%
Ratios to average net assets: (4)
Total expenses	1.01%	1.06%	1.10%		1.13%	1.15%
Net expenses	1.01%	1.06%	1.08%		1.12%	1.14%
Net investment income	0.08%	0.16%	0.27%	(2)	0.19%	0.05%
Portfolio turnover	18%	29%	44%		37%	24%
Net assets, ending (in thousands)	$1,291,870	$1,220,685	$1,385,988		$1,328,913	$1,590,823

(1) Computed using average shares outstanding.
(2) Amount includes a non-recurring refund for overbilling of prior years’ custody out-of-pocket fees. This amounted to less than $0.005 per share and less than 0.005% of average net assets.
(3) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(4) Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

See notes to financial statements.

www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT 65

CALVERT EQUITY FUND
FINANCIAL HIGHLIGHTS

	Year Ended September 30,
CLASS C SHARES	2018	2017	2016		2015	2014
Net asset value, beginning	$26.84	$27.35	$34.98		$38.31	$34.66
Income from investment operations:
Net investment loss (1)	(0.18)	(0.15)	(0.14)	(2)	(0.20)	(0.25)
Net realized and unrealized gain	5.57	3.74	2.67		1.69	5.89
Total from investment operations	5.39	3.59	2.53		1.49	5.64
Distributions from:
Net investment income	—	—	(0.03)		—	—
Net realized gain	(3.43)	(4.10)	(10.13)		(4.82)	(1.99)
Total distributions	(3.43)	(4.10)	(10.16)		(4.82)	(1.99)
Total increase (decrease) in net asset value	1.96	(0.51)	(7.63)		(3.33)	3.65
Net asset value, ending	$28.80	$26.84	$27.35		$34.98	$38.31
Total return (3)	21.75%	15.48%	7.73%		3.82%	16.76%
Ratios to average net assets: (4)
Total expenses	1.76%	1.83%	1.87%		1.87%	1.88%
Net expenses	1.76%	1.83%	1.85%		1.86%	1.87%
Net investment loss	(0.67%)	(0.60%)	(0.50%)	(2)	(0.54%)	(0.68%)
Portfolio turnover	18%	29%	44%		37%	24%
Net assets, ending (in thousands)	$155,419	$152,561	$178,719		$169,649	$171,869

(1) Computed using average shares outstanding.
(2) Amount includes a non-recurring refund for overbilling of prior years’ custody out-of-pocket fees. This amounted to less than $0.005 per share and less than 0.005% of average net assets.
(3) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(4) Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

See notes to financial statements.

66 www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT

CALVERT EQUITY FUND
FINANCIAL HIGHLIGHTS

	Year Ended September 30,
CLASS I SHARES	2018	2017	2016		2015	2014
Net asset value, beginning	$49.44	$46.68	$52.65		$54.90	$48.48
Income from investment operations:
Net investment income (1)	0.20	0.25	0.32	(2)	0.38	0.29
Net realized and unrealized gain	10.69	6.88	4.14		2.38	8.34
Total from investment operations	10.89	7.13	4.46		2.76	8.63
Distributions from:
Net investment income	(0.22)	(0.27)	(0.30)		(0.19)	(0.22)
Net realized gain	(3.43)	(4.10)	(10.13)		(4.82)	(1.99)
Total distributions	(3.65)	(4.37)	(10.43)		(5.01)	(2.21)
Total increase (decrease) in net asset value	7.24	2.76	(5.97)		(2.25)	6.42
Net asset value, ending	$56.68	$49.44	$46.68		$52.65	$54.90
Total return (3)	23.06%	16.85%	9.01%		5.06%	18.23%
Ratios to average net assets: (4)
Total expenses	0.76%	0.69%	0.69%		0.64%	0.64%
Net expenses	0.70%	0.67%	0.67%		0.63%	0.62%
Net investment income	0.38%	0.54%	0.68%	(2)	0.69%	0.56%
Portfolio turnover	18%	29%	44%		37%	24%
Net assets, ending (in thousands)	$963,446	$550,055	$472,583		$567,954	$961,680

(1) Computed using average shares outstanding.
(2) Amount includes a non-recurring refund for overbilling of prior years’ custody out-of-pocket fees. This amounted to less than $0.005 per share and less than 0.005% of average net assets.
(3) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(4) Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

See notes to financial statements.

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CALVERT EQUITY FUND
FINANCIAL HIGHLIGHTS

	Period Ended September 30, 2018 (1)
CLASS R6 SHARES
Net asset value, beginning	$49.74
Income from investment operations:
Net investment income (2)	0.17
Net realized and unrealized gain	10.42
Total from investment operations	10.59
Distributions from:
Net investment income	(0.25)
Net realized gain	(3.43)
Total distributions	(3.68)
Total increase in net asset value	6.91
Net asset value, ending	$56.65
Total return (3)	22.30%	(4)
Ratios to average net assets: (5)
Total expenses	0.68%	(6)
Net expenses	0.68%	(6)
Net investment income	0.31%	(6)
Portfolio turnover	18%	(7)
Net assets, ending (in thousands)	$843

(1) For the period from the commencement of operations, October 3, 2017, to September 30, 2018.
(2) Computed using average shares outstanding.
(3) Return is historical and is calculated by determining the percentage change in net asset value with all distributions reinvested and does not reflect the effect of sales charges, if any.
(4) Not annualized.
(5) Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(6) Annualized.
(7) For the year ended September 30, 2018.
See notes to financial statements.

68 www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS
NOTE 1 — SIGNIFICANT ACCOUNTING POLICIES
Calvert Balanced Fund (Balanced), Calvert Bond Fund (Bond) and Calvert Equity Fund (Equity) (each a Fund and collectively, the Funds) are diversified series of Calvert Social Investment Fund (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The investment objective of Balanced is to seek to achieve a competitive total return through an actively managed portfolio of stocks, bonds, and money market instruments which offer income and capital growth opportunity. The investment objective of Bond is to seek to provide as high a level of current income as is consistent with preservation of capital through investment in bonds and other debt securities. The investment objective of Equity is to seek growth of capital through investment in stocks believed to offer opportunities for potential capital appreciation.
Balanced offers three classes of shares and Bond and Equity each offer four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. A contingent deferred sales charge of 0.80% may apply to certain redemptions of Class A shares for accounts for which no sales charge was paid, if redeemed within one year of purchase. Class C shares are sold without a front-end sales charge, and with certain exceptions, are charged a contingent deferred sales charge of 1% on shares redeemed within one year of purchase. Class C shares are only available for purchase through a financial intermediary. Class I and Class R6 shares are sold at net asset value, are not subject to a sales charge and are sold only to certain eligible investors. Each Fund previously offered Class Y shares. At the close of business on December 8, 2017, Class Y shares were converted to Class I shares. Each class represents a pro rata interest in each Fund, but votes separately on class-specific matters and is subject to different expenses.
Each Fund applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946). Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.
A. Investment Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Funds use independent pricing services approved by the Board of Trustees (the Board) to value their investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.
U.S. generally accepted accounting principles (U.S. GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Valuation techniques used to value each Fund’s investments by major category are as follows:
Equity Securities. Equity securities (including warrants and rights) listed on a U.S. securities exchange generally are valued at the last sale or closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Equity securities listed on the NASDAQ Global or Global Select Market are valued at the NASDAQ official closing price and are categorized as Level 1 in the hierarchy. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices and are categorized as Level 2 in the hierarchy.
Debt Securities. Debt securities are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. Accordingly, debt securities are generally categorized as Level 2 in the hierarchy. Short-term debt securities of sufficient credit quality purchased with remaining maturities of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.

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Floating Rate Loans. Interests in floating rate loans for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service, and are categorized as Level 2 in the hierarchy.
Venture Capital Securities. Venture capital securities for which market quotations are not readily available are generally categorized as Level 3 in the hierarchy. Venture capital equity securities are generally valued using the most appropriate and applicable method to measure fair value in light of each company’s situation. Methods may include market, income, options-pricing or cost approaches with discounts as appropriate based on assumptions of liquidation or exit risk. Examples of the market approach are subsequent rounds of financing, comparable transactions, and revenue times an industry multiple. An example of the income approach is the discounted cash flow model. Examples of the cost approach are replacement cost, salvage value, or net asset value. The options-pricing method treats common stock and preferred stock as call options on the enterprise value with strike price based on the preferred stock liquidation preference. Venture capital limited partnership interests are valued at the fair value reported by the general partner of the partnership, adjusted as necessary to reflect subsequent capital calls and distributions and any other available information. In some cases, adjustments may be made to account for daily pricing of material public holdings within the partnership.
Other Securities. Investments in registered investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value per share on the valuation day and are categorized as Level 1 in the hierarchy.
Derivatives. Futures contracts are valued at unrealized appreciation (depreciation) based on the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. U.S. exchange-traded options are valued at the mean between the bid and asked prices at valuation time as reported by the Options Price Reporting Authority and are categorized as Level 1 in the hierarchy.
Fair Valuation. If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Funds’ adviser, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by or at the direction of the Board in a manner that fairly reflects the security’s value, or the amount that the Funds might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material.
The following tables summarize the market value of each of the Funds’ holdings as of September 30, 2018, based on the inputs used to value them:

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BALANCED

Assets	Level 1		Level 2	Level 3(1)	Total
Common Stocks	$456,909,004	(2)	$—	$—	$456,909,004
Common Stocks - Venture Capital	—		—	1,572,155	1,572,155
Corporate Bonds	—		130,577,762	—	130,577,762
Asset-Backed Securities	—		58,698,413	—	58,698,413
U.S. Treasury Obligations	—		31,584,903	—	31,584,903
Collateralized Mortgage-Backed Obligations	—		13,165,449	—	13,165,449
Commercial Mortgage-Backed Securities	—		7,084,905	—	7,084,905
Taxable Municipal Obligations	—		5,051,546	—	5,051,546
High Social Impact Investments	—		4,106,026	832,017	4,938,043
U.S. Government Agency Mortgage-Backed Securities	—		4,758,965	—	4,758,965
Sovereign Government Bonds	—		1,693,537	—	1,693,537
U.S. Government Agencies and Instrumentalities	—		866,670	—	866,670
Preferred Stocks - Venture Capital	—		—	638,168	638,168
Venture Capital Limited Partnership Interests	—		—	624,377	624,377
Venture Capital Debt Obligations	—		—	32,887	32,887
Floating Rate Loans	—		5,470,680	6,078	5,476,758
Commercial Paper	—		1,029,968	—	1,029,968
Short Term Investment of Cash Collateral for Securities Loaned	874,433		—	—	874,433
Total Investments	$457,783,437		$264,088,824	$3,705,682	$725,577,943

Futures Contracts(3)	$18,757		$—	$—	$18,757
Total	$457,802,194		$264,088,824	$3,705,682	$725,596,700

Liabilities
Futures Contracts(3)	$(208,640)		$—	$—	$(208,640)

(1) None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Fund.
(2) The level classification by major category of investments is the same as the category presentation in the Schedule of Investments. Venture Capital is not included in this category.
(3) The value listed reflects unrealized appreciation (depreciation) as shown in the Schedule of Investments.

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BOND

Assets	Level 1	Level 2	Level 3(1)	Total
Corporate Bonds	$—	$516,418,305	$—	$516,418,305
U.S. Treasury Obligations	—	121,486,939	—	121,486,939
Asset-Backed Securities	—	250,828,525	—	250,828,525
Collateralized Mortgage-Backed Obligations	—	55,092,288	—	55,092,288
Commercial Mortgage-Backed Securities	—	25,491,857	—	25,491,857
Taxable Municipal Obligations	—	20,322,056	—	20,322,056
U.S. Government Agency Mortgage-Backed Securities	—	21,084,227	—	21,084,227
High Social Impact Investments	—	4,895,852	1,037,475	5,933,327
Sovereign Government Bonds	—	13,149,708	—	13,149,708
U.S. Government Agencies and Instrumentalities	—	2,744,457	—	2,744,457
Floating Rate Loans	—	25,801,043	7,598	25,808,641
Commercial Paper	—	3,187,998	—	3,187,998
Short Term Investment of Cash Collateral for Securities Loaned	3,386,150	—	—	3,386,150
Total Investments	$3,386,150	$1,060,503,255	$1,045,073	$1,064,934,478

Liabilities
Futures Contracts(2)	$(1,912,852)	$—	$—	$(1,912,852)

(1) None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Fund.
(2) The value listed reflects unrealized appreciation (depreciation) as shown in the Schedule of Investments.
EQUITY

Assets	Level 1		Level 2	Level 3(1)	Total
Common Stocks	$2,297,953,291	(2)	$—	$—	$2,297,953,291
Common Stocks - Venture Capital	—		—	556,836	556,836
Preferred Stocks - Venture Capital	—		—	2,093,837	2,093,837
Venture Capital Limited Partnership Interests	—		—	15,000,796	15,000,796
Venture Capital Debt Obligations	—		—	1,497,741	1,497,741
High Social Impact Investments	—		10,425,981	3,054,180	13,480,161
Short Term Investment of Cash Collateral for Securities Loaned	35,542,158		—	—	35,542,158
Total Investments	$2,333,495,449		$10,425,981	$22,203,390	$2,366,124,820

(1) None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Fund.
(2) The level classification by major category of investments is the same as the category presentation in the Schedule of Investments. Venture Capital is not included in this category.
For each Fund, Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended September 30, 2018 is not presented.
B. Investment Transactions and Income: Investment transactions for financial statement purposes are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities or, in the case of dividends on certain foreign securities, as soon as each Fund is informed of the ex-dividend date. Non-cash dividends are recorded at the fair value of the securities received. Withholding taxes on foreign dividends and interest, if any, have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates. Distributions received that represent a return of capital are recorded as a reduction of cost of investments. Distributions received that represent a capital gain are recorded as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. The Funds may earn certain fees in connection with their investments in floating rate loans. These fees are in addition to interest

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payments earned and may include amendment fees, consent fees and prepayment fees, which are recorded to income as earned. Inflation adjustments to the principal amount of inflation-adjusted bonds and notes are reflected as interest income. Deflation adjustments to the principal amount of an inflation-adjusted bond or note are reflected as reductions to interest income to the extent of interest income previously recorded on such bond or note.
C. Share Class Accounting: Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based upon the relative net assets of each class to the total net assets of each Fund. Expenses arising in connection with a specific class are charged directly to that class. Sub-accounting, recordkeeping and similar administrative fees payable to financial intermediaries, which are a component of transfer and dividend disbursing agent fees on the Statements of Operations, are not allocated to Class R6 shares.
D. Foreign Currency Transactions: The Funds’ accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
E. Floating Rate Loans: The Funds may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Funds’ investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the lender) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Funds may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Funds purchase assignments from lenders, they acquire direct rights against the borrower of the loan. When investing in a loan participation, the Funds have the right to receive payments of principal, interest and any fees to which they are entitled only from the lender selling the loan agreement and only upon receipt of such payments by the lender from the borrower. The Funds generally have no right to enforce compliance by the borrower with the terms of the loan agreement. As a result, the Funds may be subject to the credit risk of both the borrower and the lender that is issuing the participation interest.
F. Futures Contracts: The Funds may enter into futures contracts to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Funds. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Funds’ ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts’ terms. Futures contracts are designed by boards of trade, which are designated “contracts markets” by the Commodities Futures Trading Commission. Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange, and the boards of trade, through their clearing corporations, guarantee the futures contracts against default. As a result, there is minimal counterparty credit risk to the Funds.
G. Options Contracts: Upon the purchase of a call or put option, the premium paid by the Funds is included in the Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Funds’ policies on investment valuations discussed above. Premiums paid for purchasing options that expire are treated as realized losses. Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss. As the purchaser of an index option, the Funds have the right to receive a cash payment equal to any depreciation in the value of the index below the exercise price of the option (in the case of a put) or equal to any appreciation in the value of the index over the exercise price of the option (in the case of a call) as of the valuation date of the option. The risk associated with purchasing options is limited to the premium originally paid. Purchased options traded over-the-counter involve risk that the issuer or counterparty will fail to perform its contractual obligations.
H. Restricted Securities: The Funds may invest in securities that are subject to legal or contractual restrictions on resale. Generally, these securities may only be sold publicly upon registration under the Securities Act of 1933 or in transactions exempt from such registration. Information regarding restricted securities (excluding Rule 144A securities) is included at the end of each Fund’s Schedule of Investments.
I. Distributions to Shareholders: Distributions to shareholders are recorded by the Funds on ex-dividend date. Dividends from net investment income are declared and paid monthly by Bond, quarterly by Balanced and annually by Equity. Distributions from

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net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP; accordingly, periodic reclassifications are made within the Funds’ capital accounts to reflect income and gains available for distribution under income tax regulations.
J. Estimates: The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
K. Indemnifications: Under the Trust’s organizational document, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Funds. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and provides that upon request, the Trust shall assume the defense on behalf of any Fund shareholders or former shareholders. Additionally, in the normal course of business, each Fund enters into agreements with service providers that may contain indemnification clauses. Each Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against each Fund that have not yet occurred.
L. Federal Income Taxes: No provision for federal income or excise tax is required since each Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.
Management has analyzed the Funds’ tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Funds’ financial statements. Each Fund’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
NOTE 2 — RELATED PARTY TRANSACTIONS
The investment advisory fee is earned by Calvert Research and Management (CRM), a subsidiary of Eaton Vance Management (EVM), as compensation for investment advisory services rendered to each Fund. Pursuant to the investment advisory agreement, CRM receives a fee, payable monthly, at the following annual rates of each respective Fund’s average daily net assets:
BALANCED

Up to and including $500 Million	0.41%
Over $500 Million up to and including $1 Billion	0.385%
Over $1 Billion	0.35%
BOND

Up to and including $1 Billion	0.35%
Over $1 Billion	0.325%
EQUITY

Up to and including $2 Billion	0.50%
Over $2 Billion up to and including $3 Billion	0.425%
Over $3 Billion	0.375%
For the year ended September 30, 2018, the investment advisory fee for Balanced, Bond and Equity amounted to $2,845,727, $3,540,277 and $11,261,816, respectively, or 0.40%, 0.35% and 0.49%, respectively, of each Fund’s average daily net assets.
Atlanta Capital Management Company, LLC, an affiliate of CRM, provides sub-advisory services to Equity pursuant to a sub-advisory agreement with CRM. Sub-advisory fees are paid by CRM from its investment advisory fee.
CRM has agreed to reimburse the Funds’ operating expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding expenses such as brokerage commissions, acquired fund fees and expenses of unaffiliated funds, interest expense, taxes or litigation expenses) exceed the following amounts:

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	Class A	Class C	Class I	Class Y*	Class R6
BALANCED	0.94%	1.69%	0.62%	0.73%	—
BOND	0.88%	1.63%	0.53%	0.64%	0.53%
EQUITY	1.07%	1.82%	0.70%	0.96%	0.70%
* For the period prior to the close of business on December 8, 2017.
The expense reimbursement agreements with CRM may be changed or terminated after January 31, 2019. For the year ended September 30, 2018, CRM waived or reimbursed expenses of $168,978, $562,968 and $442,245 for Balanced, Bond and Equity, respectively.
The administrative fee is earned by CRM as compensation for administrative services rendered to the Funds. The fee is computed at an annual rate of 0.12% of each Fund’s average daily net assets attributable to Class A, Class C, Class I and Class R6 (and Class Y prior to the close of business on December 8, 2017) and is payable monthly. CRM contractually waived 0.02% of the administrative fee for Class I of Bond and Equity through January 31, 2018. For the year ended September 30, 2018, CRM was paid administrative fees of $847,914, $1,215,635 and $2,755,559 of which $33,282 and $45,477 were waived for Bond and Equity, respectively.
Each Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, each Fund pays Eaton Vance Distributors, Inc. (EVD), an affiliate of CRM and the Funds’ principal underwriter, a distribution and service fee rate per annum of its average daily net assets attributable to Class A for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fee rates for Class A shares are as follows:

	Balanced	Bond	Equity
Class A Plan	0% up to $30 million, 0.25% over $30 million	0.20%	0.25%
Each Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, each Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Funds. In addition, pursuant to the Class C Plan, each Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts.
Distribution and service fees for Balanced, Bond and Equity paid or accrued for the year ended September 30, 2018 amounted to $1,323,522, $536,022 and $3,147,280, respectively, for Class A shares and $603,956, $245,876 and $1,544,675, respectively, for Class C shares.
The Funds were informed that EVD received $94,702, $34,289 and $111,999 for Balanced, Bond and Equity, respectively, as their portion of the sales charge on sales of Class A shares for the year ended September 30, 2018. The Funds were also informed that EVD received $11,783, $4,452 and $6,637 for Balanced, Bond and Equity, respectively, of contingent deferred sales charges paid by each Fund’s shareholders for the same period.
EVM provides sub-transfer agency and related services to the Funds pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended September 30, 2018, sub-transfer agency fees and expenses incurred to EVM amounted to $132,598, $68,540 and $228,741 for Balanced, Bond and Equity, respectively, and are included in transfer agency fees and expenses on the Statements of Operations.
Each Trustee of the Funds who is not an employee of CRM or its affiliates receives a fee of $3,000 for each Board meeting attended in person and $2,000 for each Board meeting attended by phone plus an annual fee of $52,000, and $1,500 for each Committee meeting attended in person and $1,000 for each Committee meeting attended by phone plus an annual Committee fee of $2,500. The Board chair receives an additional $10,000 annual retainer and Committee chairs receive an additional $6,000 annual retainer. Eligible Trustees may participate in a Deferred Compensation Plan (the Plan). Amounts deferred under the Plan are treated as though equal dollar amounts had been invested in shares of the Funds or other Calvert funds selected by the Trustees. The Funds purchase shares of the funds selected equal to the dollar amounts deferred under the Plan, resulting in an asset equal to the deferred compensation liability. Obligations of the Plan are paid solely from the Funds’ assets. Trustees’ fees are allocated to each of the Calvert funds served. Salaries and fees of officers and Trustees of the Funds who are employees of CRM or its affiliates are paid by CRM. In addition, an advisory council was established to aid the Board and CRM in advancing the cause of responsible investing through original scholarship and thought leadership. The advisory council consists of CRM’s Chief Executive Officer and four additional members. Each member (other than CRM’s Chief Executive Officer) receives annual

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compensation of $75,000, which is being reimbursed by Calvert Investment Management, Inc. (CIM), the Calvert funds’ former investment adviser and Ameritas Holding Company, CIM’s parent company, through the end of 2019. For the year ended September 30, 2018, each Fund’s allocated portion of such expense and reimbursement was $14,707, $21,135 and $47,319 for Balanced, Bond and Equity, respectively, which are included in miscellaneous expense and reimbursement of expenses-other, respectively, on the Statements of Operations.
NOTE 3 — INVESTMENT ACTIVITY
During the year ended September 30, 2018, the cost of purchases and proceeds from sales of investments, other than short-term securities and including maturities, paydowns and principal repayments on floating rate loans, were as follows:

	BALANCED	BOND	EQUITY
Purchases
U.S. Government and Agency Securities	$98,569,780	$428,831,579	$—
Non-U.S. Government and Agency Securities	428,525,652	546,121,723	406,127,889
Total Purchases	$527,095,432	$974,953,302	$406,127,889
Sales
U.S. Government and Agency Securities	$105,677,473	$454,670,867	$—
Non-U.S. Government and Agency Securities	429,264,576	352,153,335	590,151,267
Total Sales	$534,942,049	$806,824,202	$590,151,267
NOTE 4 — DISTRIBUTIONS TO SHAREHOLDERS AND INCOME TAX INFORMATION
The tax character of distributions declared for the years ended September 30, 2018 and September 30, 2017 was as follows:

Year Ended September 30, 2018
	BALANCED	BOND	EQUITY
Distributions declared from:
Ordinary income	$24,303,596	$25,310,421	$4,671,559
Long-term capital gains	29,343,052	—	164,673,415

Year Ended September 30, 2017
	BALANCED	BOND	EQUITY
Distributions declared from:
Ordinary income	$9,797,167	$23,536,080	$6,068,848
Long-term capital gains	7,610,342	820,791	216,424,016
During the year ended September 30, 2018, the following amounts were reclassified due to the Funds’ use of equalization accounting. Tax equalization accounting allows a Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains.

	BALANCED	BOND	EQUITY
Change in:
Paid-in capital	$1,885,623	$249,179	$13,908,899
Distributable earnings/Accumulated loss	(1,885,623)	(249,179)	(13,908,899)
These reclassifications had no effect on the net assets or net asset value per share of the Funds.
As of September 30, 2018, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

	BALANCED	BOND	EQUITY
Undistributed ordinary income	$5,441,801	$311,859	$7,651,891
Undistributed long-term capital gains	13,303,244	—	148,888,987
Deferred capital losses	—	(4,756,263)	(2,235,459)
Net unrealized appreciation (depreciation)	62,138,828	(18,243,476)	898,299,582

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At September 30, 2018, the following Funds, for federal income tax purposes, had deferred capital losses which would reduce the respective Fund’s taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Funds of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of a Fund’s next taxable year and retain the same short-term or long-term character as when originally deferred. The amounts of the deferred capital losses are as follows:

	BOND	EQUITY
Deferred capital losses:
Short-term	($4,756,263)	($1,534,577)
Long-term	—	(700,882)
The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, of the Funds at September 30, 2018, as determined on a federal income tax basis, were as follows:

	BALANCED	BOND	EQUITY
Aggregate cost	$663,438,951	$1,083,177,954	$1,467,824,843
Gross unrealized appreciation	$72,790,059	$2,859,466	$908,279,831
Gross unrealized depreciation	(10,651,067)	(21,102,942)	(9,979,854)
Net unrealized appreciation (depreciation)	$62,138,992	($18,243,476)	$898,299,977
NOTE 5 — FINANCIAL INSTRUMENTS
A summary of futures contracts outstanding at September 30, 2018 is included in each Fund’s Schedule of Investments. During the year ended September 30, 2018, Balanced and Bond used futures contracts and options contracts to hedge against fluctuation in interest rates and to manage overall duration of the Funds.
At September 30, 2018, the fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is interest rate risk was as follows:
BALANCED

Derivative	Assets		Liabilities
Futures contracts	$18,757	(1)	($208,640)	(1)
(1) Only the current day’s variation margin is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin on open futures contracts, as applicable.
BOND

Derivative	Assets	Liabilities
Futures contracts	$—	($1,912,852)	(1)
(1) Only the current day’s variation margin is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin on open futures contracts, as applicable.
At September 30, 2018, Equity did not have any open derivative instruments.

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The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statements of Operations and whose primary underlying risk exposure is interest rate risk for the year ended September 30, 2018 was as follows:
BALANCED

Statement of Operations Caption
Net realized gain (loss) on:
Investment securities – unaffiliated issuers*	$209,713
Futures contracts	$16,029
Total	$225,742
Net change in unrealized appreciation (depreciation) on:
Futures contracts	($189,140)
BOND

Statement of Operations Caption
Net realized gain (loss) on:
Investment securities – unaffiliated issuers*	$781,899
Futures contracts	$402,275
Total	$1,184,174
Net change in unrealized appreciation (depreciation) on:
Futures contracts	($1,912,852)

* Relates to purchased options
The average notional cost of futures contracts and the average number of purchased options contracts outstanding during the year ended September 30, 2018 were approximately as follows:

	BALANCED	BOND
Futures contracts – long	$14,315,000	$88,164,000
Futures contracts – short	$3,597,000	$19,811,000
Purchased options	67	244
NOTE 6 — SECURITIES LENDING
To generate additional income, the Funds may lend their securities pursuant to a securities lending agency agreement with State Street Bank and Trust Company (SSB), the securities lending agent. Security loans are subject to termination by the Funds at any time and, therefore, are not considered illiquid investments. The Funds require that the loan be continuously collateralized by either cash or securities as collateral equal at all times to at least 102% of the market value of the domestic securities loaned and 105% of the market value of the international securities loaned (if applicable). The market value of securities loaned is determined daily and any additional required collateral is delivered to the respective Fund on the next business day. Cash collateral is generally invested in a money market fund registered under the 1940 Act that is managed by an affiliate of SSB. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Funds. Income earned on the investment of collateral, net of broker rebates and other expenses incurred by the securities lending agent, is split between the respective Fund and the securities lending agent on the basis of agreed upon contractual terms. Non-cash collateral, if any, is held by the lending agent on behalf of the respective Fund and cannot be sold or re-pledged by the respective Fund; accordingly, such collateral is not reflected in each of the Statement of Assets and Liabilities.
The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights to the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The securities lending agent shall indemnify the Funds in the case of default of any securities borrower.

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At September 30, 2018, the total value of securities on loan, including accrued interest, and the total value of collateral received were as follows:

	Balanced	Bond	Equity
Securities on Loan	$16,121,812	$4,707,664	$57,533,561
Collateral Received:
Cash	$874,433	$3,386,150	$35,542,158
U.S. Government and/or agencies securities	15,623,660	1,416,923	23,487,070
Total Collateral Received	$16,498,093	$4,803,073	$59,029,228
The following tables provide a breakdown of securities lending transactions accounted for as secured borrowings, the obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of September 30, 2018.

BALANCED
	Remaining Contractual Maturity of the Transactions
	Overnight and Continuous	<30 days	30 to 90 days	>90 days	Total
Securities Lending Transactions
Common Stocks	$14,449,590	$—	$—	$—	$14,449,590
Corporate Bonds	2,048,503	—	—	—	2,048,503
Total	$16,498,093	$—	$—	$—	$16,498,093

BOND
	Remaining Contractual Maturity of the Transactions
	Overnight and Continuous	<30 days	30 to 90 days	>90 days	Total
Securities Lending Transactions
Corporate Bonds	$4,803,073	$—	$—	$—	$4,803,073

EQUITY
	Remaining Contractual Maturity of the Transactions
	Overnight and Continuous	<30 days	30 to 90 days	>90 days	Total
Securities Lending Transactions
Common Stocks	$59,029,228	$—	$—	$—	$59,029,228
The carrying amount of the liability for deposits for securities loaned at September 30, 2018 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 1A) at September 30, 2018.
NOTE 7 — LINE OF CREDIT
The Funds participate with other funds managed by CRM in a $62.5 million committed ($25 million committed and $25 million uncommitted prior to August 7, 2018) unsecured line of credit agreement with SSB, which is in effect through August 6, 2019. Borrowings may be made for temporary or emergency purposes only. Borrowings bear interest at the higher of the One-Month London Interbank Offered Rate (LIBOR) in effect that day or the overnight Federal Funds Rate, plus 1.00% (1.25% prior to August 7, 2018) per annum. A commitment fee of 0.20% (0.25% prior to August 7, 2018) per annum is incurred on the unused portion of the committed facility. An administrative fee of $37,500 was incurred in connection with the renewal of the facility in August 2018. These fees are allocated to all participating funds. Because the line of credit is not available exclusively to the Funds, a Fund may be unable to borrow some or all of its requested amounts at any particular time. Equity had no borrowings pursuant to this line of credit during the year ended September 30, 2018. Balanced and Bond had no borrowings pursuant to this line of credit at September 30, 2018 and no significant borrowings or allocated fees during the year ended September 30, 2018.

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NOTE 8 — AFFILIATED COMPANIES
The Funds have invested a portion of their assets designated for high social impact investments in notes (the “Notes”) issued by Calvert Impact Capital, Inc. (CIC), formerly the Calvert Social Investment Foundation, pursuant to an exemptive order granted by the U.S. Securities and Exchange Commission (the SEC) in 1998 (the Exemptive Order). The Funds obtained the Exemptive Order because at that time there was a significant overlap of Fund Board members and CIC Board members as well as certain other affiliations between CIC and affiliates of the Funds’ investment adviser. CIC may be considered an affiliated person of the Funds based on the overlap between CIC’s Board of Directors and the Calvert funds’ Directors/Trustees and other potential affiliations. CIC has licensed use of the Calvert name from CRM, and currently two Fund Board members (one of whom is CRM’s President and Chief Executive Officer), two members of the Advisory Council to the Calvert Fund Board of Directors/Trustees, and an additional CRM officer serve on CIC’s Board. CIC is not owned or otherwise controlled by CRM or its affiliates. The Funds intend to request a new exemptive order from the SEC to permit investment in the Notes.
In addition to the Notes, a Fund may also invest in companies that are considered affiliated companies because the Fund has direct or indirect ownership of, control of, or voting power of 5 percent or more of the outstanding voting shares of the company, or the company is under common ownership or control with the Fund. At September 30, 2018, the value of each Fund’s investment in the Notes and affiliated companies (if any) was $4,124,508, $4,895,852 and $10,425,981 for Balanced, Bond and Equity, respectively, which represents 0.56%, 0.45% and 0.43% of net assets for Balanced, Bond and Equity, respectively. Transactions in the Notes and affiliated companies by the Funds for the year ended September 30, 2018 were as follows:

BALANCED
Name of Issuer	Principal Amount, beginning of period	Gross Additions	Gross Reductions	Principal Amount, end of period	Value, end of period	Interest Income	Net Realized Gain (Loss)	Capital Gains Distributions Received	Change In Unrealized Appreciation (Depreciation)
Calvert Impact Capital, Inc., Community Investment Notes, 1.50%, 12/15/19(1)	$4,266,666	$—	$—	$4,266,666	$4,106,026	$48,000	$—	$—	$39,552
GEEMF Partners LP(1)(2)(3)	—	—	—	—	18,482	—	—	—	1,229
TOTALS					$4,124,508	$48,000	$—	$—	$40,781

(1) Restricted security.
(2) Non-income producing security.
(3) For fair value measurement purposes, security is categorized as Level 3.

BOND
Name of Issuer	Principal Amount, beginning of period	Gross Additions	Gross Reductions	Principal Amount, end of period	Value, end of period	Interest Income	Net Realized Gain (Loss)	Capital Gains Distributions Received	Change in Unrealized Appreciation (Depreciation)
Calvert Impact Capital, Inc., Community Investment Notes, 1.50%, 12/15/19(1)	$5,087,392	$—	$—	$5,087,392	$4,895,852	$76,311	$—	$—	$47,160

(1) Restricted security.

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EQUITY
Name of Issuer	Principal Amount/Shares, beginning of period	Gross Additions	Gross Reductions	Principal Amount/Shares, end of period	Value, end of period	Interest Income	Net Realized Gain (Loss)	Capital Gains Distributions Received	Change in Unrealized Appreciation (Depreciation)
Calvert Impact Capital, Inc., Community Investment Notes, 1.50%, 12/15/19(1)	$10,833,877	$—	$—	$10,833,877	$10,425,981	$162,508	$—	$—	$100,430
New Day Farms, Inc., Participation Interest Note	6,225	—	(6,225)	—	—	—	(6,225)	—	6,225
New Day Farms, Inc., Series B, Preferred	4,547,804	—	(4,547,804)	—	—	—	(500,000)	—	500,000
Shangri La Farms, Series A, Preferred	66,667	—	(66,667)	—	—	—	(183,831)	—	200,000
TOTALS					$10,425,981	$162,508	($690,056)	$—	$806,655

(1) Restricted security.
NOTE 9 — CAPITAL SHARES
Transactions in capital shares for the years ended September 30, 2018 and September 30, 2017 were as follows:

BALANCED	Year Ended September 30, 2018		Year Ended September 30, 2017
	Shares	Amount	Shares	Amount
Class A
Shares sold	1,232,292	$39,847,094	1,788,008	$56,550,939
Reinvestment of distributions	1,283,609	40,711,883	442,518	13,869,696
Shares redeemed	(2,135,079)	(68,954,544)	(4,601,387)	(144,902,587)
Net increase (decrease)	380,822	$11,604,433	(2,370,861)	($74,481,952)

Class C
Shares sold	236,651	$7,394,031	424,327	$12,910,553
Reinvestment of distributions	130,517	4,007,059	32,486	983,605
Shares redeemed	(411,123)	(12,871,452)	(500,415)	(15,318,981)
Net decrease	(43,955)	($1,470,362)	(43,602)	($1,424,823)

Class I
Shares sold	906,024	$29,804,889	1,213,710	$38,480,633
Reinvestment of distributions	186,459	6,023,778	31,138	999,298
Shares redeemed	(538,534)	(17,823,980)	(269,403)	(8,764,248)
Conversion from Class Y	931,356	31,845,199	—	—
Net increase	1,485,305	$49,849,886	975,445	$30,715,683

Class Y (1)
Shares sold	107,268	$3,579,531	636,692	$20,241,228
Reinvestment of distributions	—	—	14,672	467,952
Shares redeemed	(64,654)	(2,159,025)	(178,625)	(5,675,849)
Conversion to Class I	(939,567)	(31,845,199)	—	—
Net increase (decrease)	(896,953)	($30,424,693)	472,739	$15,033,331

(1) Effective December 8, 2017, Class Y shares of the Fund converted to Class I shares at net asset value. Thereafter, Class Y shares were terminated.

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BOND	Year Ended September 30, 2018		Year Ended September 30, 2017
	Shares	Amount	Shares	Amount
Class A
Shares sold	3,010,446	$47,919,869	3,991,688	$63,932,983
Reinvestment of distributions	355,776	5,646,223	474,446	7,582,448
Shares redeemed	(4,766,798)	(75,706,683)	(11,227,412)	(179,333,779)
Net decrease	(1,400,576)	($22,140,591)	(6,761,278)	($107,818,348)

Class C
Shares sold	159,666	$2,527,749	217,542	$3,467,164
Reinvestment of distributions	21,681	341,665	25,898	411,161
Shares redeemed	(434,491)	(6,852,230)	(572,310)	(9,115,310)
Net decrease	(253,144)	($3,982,816)	(328,870)	($5,236,985)

Class I
Shares sold	21,588,320	$343,116,106	14,000,859	$224,499,285
Reinvestment of distributions	860,189	13,652,209	748,856	11,998,306
Shares redeemed	(18,809,506)	(301,537,775)	(5,443,245)	(87,351,729)
Conversion from Class Y	9,451,082	152,730,431	—	—
Net increase	13,090,085	$207,960,971	9,306,470	$149,145,862

Class R6 (1)
Shares sold	9,592,682	$154,573,829	—	$—
Reinvestment of distributions	196,074	3,109,189	—	—
Shares redeemed	(1,296,057)	(20,569,906)	—	—
Net increase	8,492,699	$137,113,112	—	$—

Class Y (2)
Shares sold	909,077	$14,783,784	5,046,556	$81,375,140
Reinvestment of distributions	33,027	535,470	174,878	2,821,038
Shares redeemed	(266,596)	(4,333,894)	(3,182,345)	(51,499,954)
Conversion to Class I	(9,394,113)	(152,730,431)	—	—
Net increase (decrease)	(8,718,605)	($141,745,071)	2,039,089	$32,696,224

(1) For the period from the commencement of operations, October 3, 2017, to September 30, 2018.
(2) Effective December 8, 2017, Class Y shares of the Fund converted to Class I shares at net asset value. Thereafter, Class Y shares were terminated.

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EQUITY	Year Ended September 30, 2018		Year Ended September 30, 2017
	Shares	Amount	Shares	Amount
Class A
Shares sold	1,791,118	$81,264,058	2,098,600	$83,902,160
Reinvestment of distributions	2,029,346	87,647,447	3,333,785	124,285,943
Shares redeemed	(5,734,299)	(259,977,751)	(10,745,032)	(425,704,959)
Net decrease	(1,913,835)	($91,066,246)	(5,312,647)	($217,516,856)

Class C
Shares sold	380,163	$10,186,970	537,279	$13,276,376
Reinvestment of distributions	666,260	16,949,642	922,482	21,410,804
Shares redeemed	(1,334,221)	(35,897,758)	(2,310,767)	(58,096,855)
Net decrease	(287,798)	($8,761,146)	(851,006)	($23,409,675)

Class I
Shares sold	6,856,641	$356,188,895	3,826,988	$173,015,098
Reinvestment of distributions	974,140	48,356,291	902,169	38,441,748
Shares redeemed	(6,112,228)	(321,026,489)	(3,726,001)	(168,010,686)
Conversion from Class Y	4,152,351	218,358,843	—	—
Net increase	5,870,904	$301,877,540	1,003,156	$43,446,160

Class R6 (1)
Shares sold	15,220	$809,551	—	$—
Reinvestment of distributions	15	739	—	—
Shares redeemed	(360)	(20,328)	—	—
Net increase	14,875	$789,962	—	$—

Class Y (2)
Shares sold	199,290	$9,214,232	2,234,886	$90,283,139
Reinvestment of distributions	—	—	329,260	12,668,373
Shares redeemed	(343,197)	(15,774,929)	(2,406,734)	(99,581,140)
Conversion to Class I	(4,598,451)	(218,358,843)	—	—
Net increase (decrease)	(4,742,358)	($224,919,540)	157,412	$3,370,372

(1) For the period from the commencement of operations, October 3, 2017, to September 30, 2018.
(2) Effective December 8, 2017, Class Y shares of the Fund converted to Class I shares at net asset value. Thereafter, Class Y shares were terminated.

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NOTE 10 — CAPITAL COMMITMENTS
In connection with certain venture capital and/or limited partnership investments, Balanced and Equity are committed to future capital calls, which will increase each Fund’s investment in these securities. The aggregate amount of the future capital commitments totaled $168,937 and $2,452,548 for Balanced and Equity, respectively, at September 30, 2018. Balanced and Equity had sufficient cash and/or securities to cover these commitments.
Balanced’s unfunded capital commitments by investment at September 30, 2018 were as follows:

Name of Investment	Unfunded Commitment at 9/30/18
First Analysis Private Equity Fund IV LP	$60,000
Learn Capital Venture Partners III LP	$108,937
Total	$168,937

Equity’s unfunded capital commitments by investment at September 30, 2018 were as follows:

Name of Investment	Unfunded Commitment at 9/30/18
Accion Frontier Inclusion Fund LP	$386,047
Adobe Capital Social Mezzanine Fund I LP	$50,828
Africa Renewable Energy Fund LP	$120,509
Arborview Capital Partners LP	$105,514
Blackstone Clean Technology Partners LP	$3,170
Bridges Ventures US Sustainable Growth Fund LP	$531,850
China Environment Fund 2004 LP	$37,764
China Environment Fund III LP	$1,205
Coastal Ventures III LP	$50,000
Core Innovations Capital I LP	$51,766
Cross Culture Ventures I LP	$147,571
DBL Partners III LP	$505,163
First Analysis Private Equity Fund V LP	$18,302
Impact Ventures II LP	$9,632
LeapFrog Financial Inclusion Fund	$81,818
New Markets Education Partners LP	$82,500
New Markets Venture Partners II LP	$25,000
Owl Ventures LP	$115,000
Westly Capital Partners Fund II LP	$128,909
Total	$2,452,548

84 www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Shareholders and Board of Trustees
Calvert Social Investment Fund:
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of Calvert Balanced Fund, Calvert Bond Fund and Calvert Equity Fund (collectively, the Funds), each a series of Calvert Social Investment Fund, including the schedules of investments, as of September 30, 2018, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two‑year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five‑year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of September 30, 2018, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two‑year period then ended, and the financial highlights for each of the years or periods in the five‑year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of September 30, 2018, by correspondence with custodians, brokers and agent banks. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more of the Calvert Funds since 2002.
Philadelphia, Pennsylvania
November 21, 2018

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FEDERAL TAX INFORMATION
The Form 1099-DIV you receive in February 2019 will show the tax status of all distributions paid to your account in calendar year 2018. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Funds. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals, the dividends received deduction for corporations and capital gains dividends.
Qualified Dividend Income. For the fiscal year ended September 30, 2018, the Funds designate the following amounts, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%:

Balanced Fund	$6,554,474
Equity Fund	$23,048,648
Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of each Fund’s dividend distribution that qualifies under tax law. For each Fund’s fiscal 2018 ordinary income dividends, the following qualifies for the corporate dividends received deduction:

Balanced Fund	31.44%
Equity Fund	100.00%
Capital Gains Dividends. The Funds hereby designate as a capital gain dividend with respect to the taxable year ended September 30, 2018, the following amounts or, if subsequently determined to be different, the net capital gain of such year:

Balanced Fund	$14,642,705
Equity Fund	$183,391,338

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MANAGEMENT AND ORGANIZATION
Fund Management. The Trustees of Calvert Social Investment Fund (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “Independent Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer, with the exception of Ms. Gemma and Mr. Kirchner, is 1825 Connecticut Avenue NW, Suite 400, Washington, DC 20009. As used below, “CRM” refers to Calvert Research and Management. Each Trustee oversees 39 funds in the Calvert fund complex. Each officer serves as an officer of certain other Calvert funds.

Name and Year of Birth	Position with Trust	Position Start Date	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience

Interested Trustee
John H. Streur(1) 1960	Trustee & President	2015
President and Chief Executive Officer of Calvert Research and Management (since December 31, 2016). President and Chief Executive Officer of Calvert Investments, Inc. (January 2015 - December 2016); Chief Executive Officer of Calvert Investment Distributors, Inc. (August 2015 - December 2016); Chief Compliance Officer of Calvert Investment Management, Inc. (August 2015 - April 2016); President and Director, Portfolio 21 Investments, Inc. (through October 2014); President, Chief Executive Officer and Director, Managers Investment Group LLC (through January 2012); President and Director, The Managers Funds and Managers AMG Funds (through January 2012).
Directorships in the Last Five Years. Portfolio 21 Investments, Inc. (asset management) (through October 2014); Managers Investment Group LLC (asset management) (through January 2012); The Managers Funds (asset management) (through January 2012); Managers AMG Funds (asset management) (through January 2012); Calvert Impact Capital, Inc.

Independent Trustees
Richard L. Baird, Jr 1948	Trustee	1982
Former President and CEO of Adagio Health Inc. (retired in 2014) in Pittsburgh, PA, a non-profit corporation which provides family planning services, nutrition, maternal/child health care, and various health screening services and community preventive health programs.
Directorships in the Last Five Years. None.

Alice Gresham Bullock 1950	Chair & Trustee	2016
Professor at Howard University School of Law (retired June 2016). She is former Dean of Howard University School of Law (1996-2002) and Deputy Director of the Association of American Law Schools (1992-1994).
Directorships in the Last Five Years. None.

Cari M. Dominguez 1949	Trustee	2016
Former Chair of the U.S. Equal Employment Opportunity Commission.
Directorships in the Last Five Years. Manpower, Inc. (employment agency); Triple S Management Corporation (managed care); National Association of Corporate Directors.

John G. Guffey, Jr. 1948	Trustee	1982	President of Aurora Press Inc., a privately held publisher of trade paperbacks (since January 1997). Directorships in the Last Five Years. Calvert Impact Capital, Inc.; Calvert Ventures, LLC.
Miles D. Harper, III 1962	Trustee	2005
Partner, Carr Riggs & Ingram (public accounting firm) since October 2014. Partner, Gainer Donnelly & Desroches (public accounting firm) (now Carr Riggs & Ingram), November 1999 - September 2014).
Directorships in the Last Five Years. Bridgeway Funds (10) (asset management).

www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT (Unaudited) 87

Name and Year of Birth	Position with Trust	Position Start Date	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience

Joy V. Jones 1950	Trustee	1990	Attorney. Directorships in the Last Five Years. Conduit Street Restaurants SUD 2 Limited; Palm Management Restaurant Corporation.
Anthony A. Williams 1951	Trustee	2016
CEO and Executive Director of the Federal City Council (July 2012 to present); Senior Adviser and Independent Consultant for McKenna Long & Aldridge LLP (September 2011 to present); Executive Director of Global Government Practice at the Corporate Executive Board (January 2010 to January 2012).
Directorships in the Last Five Years. Freddie Mac; Evoq Properties/ Meruelo Maddux Properties, Inc. (real estate management); Weston Solutions, Inc. (environmental services); Bipartisan Policy Center’s Debt Reduction Task Force; Chesapeake Bay Foundation; Catholic University of America; Urban Institute (research organization).

Principal Officers who are not Trustees
Name and Year of Birth	Position with Trust	Position Start Date	Principal Occupation During Past Five Years

Hope L. Brown 1973	Chief Compliance Officer	2014
Chief Compliance Officer of 39 registered investment companies advised by CRM (since 2014). Vice President and Chief Compliance Officer, Wilmington Funds (2012-2014). Vice President and Senior Compliance Officer, Wilmington Trust Investment Advisors, Inc. (2010-2012).

Maureen A. Gemma(2) 1960	Secretary, Vice President and Chief Legal Officer	2016
Vice President of CRM and officer of 39 registered investment companies advised by CRM (since 2016). Also Vice President of Eaton Vance Management (“EVM”) and certain of its affiliates and officer of 174 registered investment companies advised or administered by EVM.

James F. Kirchner(2) 1967	Treasurer	2016
Vice President of CRM and officer of 39 registered investment companies advised by CRM (since 2016). Also Vice President of EVM and certain of its affiliates and officer of 174 registered investment companies advised or administered by EVM.

(1)	Mr. Streur is an interested person of the Funds because of his positions with each Fund’s Adviser and certain affiliates.

(2)	The business address for Ms. Gemma and Mr. Kirchner is Two International Place, Boston, MA 02110.
The SAI for the Funds includes additional information about the Trustees and officers of the Funds and can be obtained without charge on Calvert’s website at www.calvert.com or by calling 1-800-368-2745.

88 www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT (Unaudited)

IMPORTANT NOTICES
Privacy. The Calvert Funds and Calvert Research and Management are committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•
Only such information received from you, through application forms or otherwise, and information about your Calvert fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•
None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Calvert Research and Management may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•
The Funds reserve the right to change this Privacy Policy at any time upon proper notification to you. Customers may want to review the Funds’ Privacy Policy periodically for changes by accessing the link on our homepage: www.calvert.com.

Our pledge of privacy applies to the following entities: the Calvert Family of Funds, Calvert Research and Management and their affiliated service providers, Eaton Vance Management and Eaton Vance Distributors, Inc. In addition, our Privacy Policy applies only to those Calvert customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Calvert’s Privacy Policy, please call 1-800-368-2745.
Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Calvert funds, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Calvert funds, or your financial advisor, otherwise. If you would prefer that your Calvert fund documents not be householded, please contact Calvert funds at 1-800-368-2745, or contact your financial advisor. Your instructions that householding not apply to delivery of your Calvert fund documents will typically be effective within 30 days of receipt by Calvert funds or your financial advisor. Separate statements will be generated for each separate account and will be householded as described above.
Portfolio Holdings. Each Calvert fund will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Calvert funds’ website at www.calvert.com, by calling Calvert funds at 1-800-368-2745 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).
Proxy Voting. The Proxy Voting Guidelines that each Calvert fund uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Calvert funds at 1-800-368-2745, by visiting the Calvert funds’ website at www.calvert.com or visiting the SEC’s website at www.sec.gov. Information regarding how a Calvert fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling Calvert funds, by visiting the Calvert funds’ website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.

www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT (Unaudited) 89

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CALVERT SOCIAL INVESTMENT FUND
Investment Adviser and Administrator Calvert Research and Management 1825 Connecticut Avenue NW, Suite 400 Washington, DC 20009	Transfer Agent DST Asset Manager Solutions, Inc. 2000 Crown Colony Drive Quincy, MA 02169
Calvert Equity Fund - Sub-Adviser Atlanta Capital Management Company, LLC 1075 Peachtree Street, Suite 2100 Atlanta, GA 30309	Independent Registered Public Accounting Firm KPMG LLP 1601 Market Street Philadelphia, PA 19103-2499
Principal Underwriter* Eaton Vance Distributors, Inc. Two International Place Boston, MA 02110 (617) 482-8260	Fund Offices 1825 Connecticut Avenue NW, Suite 400 Washington, DC 20009
Custodian State Street Bank and Trust Company State Street Financial Center, One Lincoln Street Boston, MA 02111

* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.
Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call the Calvert funds at 800-368-2745.
Printed on recycled paper.

24203 9.30.18

Calvert Asset Allocation Funds • Conservative Allocation Fund • Moderate Allocation Fund • Aggressive Allocation Fund

Annual Report September 30, 2018 E-Delivery Sign-Up — Details Inside

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. Each Fund and its adviser have claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Funds nor the adviser is subject to CFTC regulation.

Choose Planet-friendly E-delivery!
Sign up now for on-line statements, prospectuses, and fund reports. In less than five minutes you can help reduce paper mail and lower fund costs.
Just go to www.calvert.com. If you already have an online account with the Calvert funds, click on Login to access your Account and select the documents you would like to receive via e-mail.
If you’re new to online account access, click on Login, then Register to create your user name and password. Once you’re in, click on the E-delivery sign-up on the Account Portfolio page and follow the quick, easy steps.
Note: If your shares are not held directly with the Calvert funds but through a brokerage firm, you must contact your broker for electronic delivery options available through their firm.

TABLE OF CONTENTS

2	Management’s Discussion of Fund Performance
Performance and Fund Profile
4	Conservative Allocation Fund
6	Moderate Allocation Fund
8	Aggressive Allocation Fund
10	Endnotes and Additional Disclosures
11	Fund Expenses
13	Financial Statements
51	Report of Independent Registered Public Accounting Firm
52	Federal Tax Information
53	Management and Organization
55	Important Notices

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE1

Economic and Market Conditions
U.S. stocks led the way with double-digit gains in the 12-month period ended September 30, 2018, while global stocks delivered mixed results.
U.S. stocks opened the period on the upswing as investors anticipated and then cheered passage of the Republican tax reform package in December 2017. Sharp cuts in corporate taxes, a key element of the bill, raised corporate-profit expectations. Stocks also got a boost from positive U.S. economic data, including the unemployment rate which fell to a 17-year low.
Stocks pulled back in February 2018 amid fears that rising rates would spur inflation and boost the appeal of fixed-income investments at the expense of stocks. After a brief rebound, equity markets weakened in the spring of 2018, as investors confronted the prospect of a global trade war due to President Trump’s imposition of broad new tariffs. The tariffs drew retaliatory action from impacted countries including China, Canada, and certain countries in the European Union. Stocks bounced back in the final three months of the period. Technology stocks led the advance, following an earlier setback from a wave of data-privacy scandals.
For the 12-month period ended September 30, 2018, all major U.S. stock indexes recorded double-digit gains. The blue-chip Dow Jones Industrial Average®2 advanced 20.76%, while the broader U.S. equity market, as represented by the S&P 500® Index, rose 17.91%. The technology-laden NASDAQ Composite Index surged 25.17% in the period. Large-cap U.S. stocks as measured by the S&P 500® Index generally outperformed their small-cap counterparts as measured by the Russell 2000® Index during the period. Growth stocks as a group outpaced value stocks in both the large- and small-cap categories, as measured by the Russell growth and value indexes.
On the fixed income side, U.S. investment-grade, fixed-income securities declined during the period, with the Bloomberg Barclays U.S. Aggregate Bond Index returning -1.22%. In comparison, high-yield credits showed strength with the ICE BofAML U.S. High Yield Index rising 2.94% during the period.
U.S. gross domestic product (GDP) growth accelerated through most of the period, reaching a quarterly annualized rate of 4.2% in the second quarter of 2018, the highest level in four years. Corporate earnings and balance sheets also steadily strengthened and the unemployment rate fell to 3.9% during the period from 4.2% at the start of the period. Wages, which had remained stagnant even as the jobless rate fell, began to rise in the latter stages of the period. Inflation increased modestly with the personal consumption expenditures index rising to nearly 2%, mirroring the U.S. Federal Reserve Board (the Fed) target level.
As the U.S. economy showed signs of building strength, the Fed raised the federal funds rate four times during the period and projected another rate hike before the end of 2018 as well as three more potential increases in 2019.
Later in the period, a strong supply of issuances from merger-and-acquisition transactions ─ in addition to concerns about increased leverage and weakening fundamentals in the latter stages of the credit cycle ─ contributed to widening spreads.
Fund Performance - Calvert Conservative Allocation Fund
For the 12-month period ended September 30, 2018, Calvert Conservative Allocation Fund (the Fund) returned a total of 4.08% for Class A shares at net asset value (NAV), outperforming both its primary benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index (the Index), which returned -1.22%, and its blended composite benchmark, which returned 3.61%. The Conservative Allocation Composite Benchmark is an internally constructed benchmark comprising a blend of 25% Russell 3000® Index, 10% MSCI ACWI ex USA Investable Market Index, and 65% Bloomberg Barclays U.S. Aggregate Bond Index.
Calvert Conservative Allocation Fund is a “fund of funds.” It typically invests within the following ranges in the underlying Calvert funds that primarily invest in the following asset classes of 50% to 80% fixed income, 20% to 50% equity, and 0% to 10% cash and money market instruments.
The Fund’s allocation to equities contributed to the Fund’s performance versus the Index, as equities are not included in the Index and equity markets worldwide performed well during the period. The Fund’s allocations to the Calvert Small-Cap Fund and Calvert International Opportunities Fund were notable in this regard during the period. The Fund’s allocation to value stocks on the U.S. side was a negative contributor to performance as high-growth and momentum stocks outperformed.
The Fund’s fixed-income allocations, primarily to the Calvert Floating-Rate Advantage Fund, Calvert Absolute Return Bond Fund and the Calvert Bond Fund contributed to the Fund’s performance relative to the Index. These underlying bond funds’ allocations to shorter duration5 bonds and securitized assets were particularly beneficial as these areas of the fixed-income market outperformed other fixed-income sectors for the period. An overweight to Treasury Inflation Protected Securities also contributed to returns relative to the Index.

See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to www.calvert.com.

2 www.calvert.com CALVERT ASSET ALLOCATION FUNDS ANNUAL REPORT (Unaudited)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE - continued

Fund Performance - Calvert Moderate Allocation Fund
For the 12-month period ended September 30, 2018, Calvert Moderate Allocation Fund (the Fund) returned a total of 7.62% for Class A shares at net asset value (NAV), underperforming its primary benchmark, the Russell 3000® Index (the Index), which returned 17.58%, and performing in line with its blended composite benchmark, which returned 7.63%. The Moderate Allocation Composite Benchmark is an internally constructed benchmark comprising a blend of 45% Russell 3000® Index, 20% MSCI ACWI ex USA Investable Market Index, and 35% Bloomberg Barclays U.S. Aggregate Bond Index.
Calvert Moderate Allocation Fund is a “fund of funds.” It typically invests within the following ranges in the underlying Calvert funds that primarily invest in the following asset classes of 50% to 80% equity, 20% to 50% fixed income, and 0% to 10% cash and money market instruments.
The Fund’s overweight to small-cap equities relative to the Index contributed to the Fund’s performance versus the Index. The Fund’s allocations to the Calvert Small-Cap Fund and Calvert International Opportunities Fund were notable in this regard during the period.
However, the Fund’s overall underweight allocation to equities relative to the Index, in particular to U.S. stocks, detracted from the Fund’s performance versus the Index as U.S. equities performed strongly during the period. The Fund’s underweight to U.S. equities was partially offset by allocations to S&P 500® Index call options, which positively contributed to performance relative to the Index. The Fund’s underlying allocation to value stocks on the U.S. side weighed on returns relative to the Index as high-growth and momentum stocks outperformed.
The Fund’s fixed-income allocations detracted from performance relative to the Index as fixed-income returns lagged and equity markets worldwide performed well during the period. Within the fixed-income allocation, the Calvert Floating-Rate Advantage Fund and Calvert Absolute Return Bond Fund contributed to the Fund’s performance relative to the Index. These underlying bond funds’ allocations to shorter duration5 bonds and securitized assets were particularly beneficial as these areas of the fixed-income market outperformed other fixed-income sectors for the period. An overweight to Treasury Inflation Protected Securities also contributed to returns relative to the Index.

Fund Performance - Calvert Aggressive Allocation Fund
For the 12-month period ended September 30, 2018, Calvert Aggressive Allocation Fund (the Fund) returned a total of 10.19% for Class A shares at net asset value (NAV), underperforming its primary benchmark, the Russell 3000® Index (the Index), which returned 17.58%; and its blended composite benchmark, which returned 10.77%. The Aggressive Allocation Composite Benchmark is an internally constructed benchmark comprising a blend of 60% Russell 3000® Index, 30% MSCI ACWI ex USA Investable Market Index, and 10% Bloomberg Barclays U.S. Aggregate Bond Index.
Calvert Aggressive Allocation Fund is a “fund of funds.” It typically invests within the following ranges in the underlying Calvert funds that primarily invest in the following asset classes of 80% to 100% equity, 0% to 20% fixed income, and 0% to 10% cash and money market instruments.
The Fund’s overweight to small-cap equities relative to the Index contributed to the Fund’s performance versus the Index. The Fund’s allocations to the Calvert Small-Cap Fund and Calvert International Opportunities Fund were notable in this regard during the period. The Fund’s underweight to U.S. equities was partially offset by allocations to S&P 500® Index call options, which positively contributed to performance relative to the Index. The Fund’s underlying allocation to value stocks on the U.S. side weighed on returns relative to the Index as high-growth and momentum stocks outperformed.
The Fund’s fixed-income allocations detracted from performance relative to the Index as fixed-income returns lagged and equity markets worldwide performed well during the period. Within the fixed-income allocation the Calvert Floating-Rate Advantage Fund, Calvert Absolute Return Bond Fund and Calvert Bond Fund contributed to the Fund’s performance relative to the Index. These underlying bond funds’ allocations to shorter duration5 bonds and securitized assets were particularly beneficial as these areas of the fixed-income market outperformed other fixed-income sectors for the period. An overweight to Treasury Inflation Protected Securities also contributed to returns relative to the Index.

See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to www.calvert.com.

www.calvert.com CALVERT ASSET ALLOCATION FUNDS ANNUAL REPORT (Unaudited) 3

CALVERT CONSERVATIVE ALLOCATION FUND
PERFORMANCE

Performance[2,3]
Portfolio Managers Dan R. Strelow, CFA, CIPM, Vishal Khanduja, CFA and Justin H. Bourgette, CFA, each of Calvert Research and Management

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	04/29/2005	04/29/2005	4.08%	5.20%	6.06%
Class A with 4.75% Maximum Sales Charge	—	—	-0.87	4.18	5.55
Class C at NAV	04/29/2005	04/29/2005	3.30	4.31	4.99
Class C with 1% Maximum Sales Charge	—	—	2.30	4.31	4.99
Class I at NAV	05/20/2016	04/29/2005	4.40	5.38	6.15

Bloomberg Barclays U.S. Aggregate Bond Index	—	—	-1.22%	2.16%	3.77%
Conservative Allocation Composite Benchmark	—	—	3.61	5.25	6.28

% Total Annual Operating Expense Ratios[4]			Class A	Class C	Class I
Gross			1.00%	1.79%	1.92%
Net			0.96	1.71	0.61

Growth of $10,000
This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment[3]	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	09/30/2008	$16,281	N.A.
Class I	$250,000	09/30/2008	$454,197	N.A.

See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund's current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to www.calvert.com.

4 www.calvert.com CALVERT ASSET ALLOCATION FUNDS ANNUAL REPORT (Unaudited)

CALVERT CONSERVATIVE ALLOCATION FUND
FUND PROFILE

ASSET ALLOCATION (% of total investments)

Fixed-Income Funds	64.1%
Domestic Equity Funds	22.7%
International and Global Equity Funds	10.4%
U.S. Treasury Obligations	2.8%
Purchased Options	0.0%	*
Total	100.0%

* Amount is less than 0.05%.

See Endnotes and Additional Disclosures in this report.

www.calvert.com CALVERT ASSET ALLOCATION FUNDS ANNUAL REPORT (Unaudited) 5

CALVERT MODERATE ALLOCATION FUND
PERFORMANCE

Performance[2,3]
Portfolio Managers Dan R. Strelow, CFA, CIPM, Vishal Khanduja, CFA and Justin H. Bourgette, CFA, each of Calvert Research and Management

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	04/29/2005	4/29/2005	7.62%	7.28%	7.27%
Class A with 4.75% Maximum Sales Charge	—	—	2.53	6.24	6.75
Class C at NAV	04/29/2005	4/29/2005	6.83	6.48	6.45
Class C with 1% Maximum Sales Charge	—	—	5.83	6.48	6.45
Class I at NAV	05/20/2016	4/29/2005	8.04	7.47	7.36

Russell 3000® Index	—	—	17.58%	13.45%	12.00%
Moderate Allocation Composite Benchmark	—	—	7.63	7.73	8.14

% Total Annual Operating Expense Ratios[4]			Class A	Class C	Class I
Gross			0.99%	1.78%	1.06%
Net			0.96	1.71	0.61

Growth of $10,000
This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment[3]	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	09/30/2008	$18,699	N.A.
Class I	$250,000	09/30/2008	$508,949	N.A.

See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund's current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to www.calvert.com.

6 www.calvert.com CALVERT ASSET ALLOCATION FUNDS ANNUAL REPORT (Unaudited)

CALVERT MODERATE ALLOCATION FUND
FUND PROFILE

ASSET ALLOCATION (% of total investments)

Domestic Equity Funds	41.7%
Fixed-Income Funds	35.3%
International and Global Equity Funds	20.7%
U.S. Treasury Obligations	2.3%
Purchased Options	0.0%	*
Total	100.0%
* Amount is less than 0.05%.

See Endnotes and Additional Disclosures in this report.

www.calvert.com CALVERT ASSET ALLOCATION FUNDS ANNUAL REPORT (Unaudited) 7

CALVERT AGGRESSIVE ALLOCATION FUND
PERFORMANCE

Performance[2,3]
Portfolio Managers Dan R. Strelow, CFA, CIPM, Vishal Khanduja, CFA and Justin H. Bourgette, CFA, each of Calvert Research and Management

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	06/30/2005	06/30/2005	10.19%	9.07%	8.39%
Class A with 4.75% Maximum Sales Charge	—	—	4.96	8.01	7.87
Class C at NAV	06/30/2005	06/30/2005	9.39	8.07	7.19
Class C with 1% Maximum Sales Charge	—	—	8.39	8.07	7.19
Class I at NAV	05/20/2016	06/30/2005	10.57	9.25	8.48

Russell 3000® Index	—	—	17.58%	13.45%	12.00%
Aggressive Allocation Composite Benchmark	—	—	10.77	9.62	9.41

% Total Annual Operating Expense Ratios[4]			Class A	Class C	Class I
Gross			1.10%	1.92%	2.27%
Net			0.96	1.71	0.61

Growth of $10,000
This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment[3]	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	09/30/2008	$20,035	N.A.
Class I	$250,000	09/30/2008	$564,432	N.A.

See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to www.calvert.com.

8 www.calvert.com CALVERT ASSET ALLOCATION FUNDS ANNUAL REPORT (Unaudited)

CALVERT AGGRESSIVE ALLOCATION FUND
FUND PROFILE

ASSET ALLOCATION (% of total investments)

Domestic Equity Funds	57.4%
International and Global Equity Funds	29.2%
Fixed-Income Funds	11.6%
U.S. Treasury Obligations	1.8%
Purchased Options	0.0%	*
Total	100.0%
* Amount is less than 0.05%.

See Endnotes and Additional Disclosures in this report.

www.calvert.com CALVERT ASSET ALLOCATION FUNDS ANNUAL REPORT (Unaudited) 9

Endnotes and Additional Disclosures
1 The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated on the cover. These views are subject to change at any time based upon market or other conditions, and Calvert and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Calvert fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]
Dow Jones Industrial Average® is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. S&P 500® Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. NASDAQ Composite Index is a market capitalization-weighted index of all domestic and international securities listed on NASDAQ. Source: Nasdaq, Inc. The information is provided by Nasdaq (with its affiliates, are referred to as “Corporations”) and Nasdaq’s third party licensors on an “as is” basis and the Corporations make no guarantees and bear no liability of any kind with respect to the information or the Fund. Russell 2000® Index is an unmanaged index of 2,000 U.S. small-cap stocks. Russell 3000® Index is an unmanaged index of the 3,000 largest U.S. stocks. Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of domestic investment-grade bonds, including corporate, government and mortgage-backed securities. ICE BofAML U.S. High Yield Index is an unmanaged index of below-investment grade U.S. corporate bonds. ICE® BofAML® indices are not for redistribution or other uses; provided “as is”, without warranties, and with no liability. Eaton Vance has prepared this report and ICE Data Indices, LLC does not endorse it, or guarantee, review, or endorse Eaton Vance’s products. BofAML® is a licensed registered trademark of Bank of America Corporation in the United States and other countries. MSCI ACWI ex USA Investable Market Index is an unmanaged free-float-adjusted market-capitalization-weighted index designed to measure the equity market performance of developed and emerging markets, excluding the United States, with comprehensive coverage of securities in those markets. MSCI indexes are net of foreign withholding taxes. Source: MSCI. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder. The Conservative Allocation Composite Benchmark is an internally constructed benchmark which is comprised of a blend of 25% Russell 3000® Index, 10% MSCI ACWI ex USA Investable Market Index, and 65% Bloomberg Barclays U.S. Aggregate Bond Index, and is rebalanced monthly. The Moderate Allocation Composite Benchmark is an internally constructed benchmark which is comprised of a blend of 45% Russell 3000® Index, 20% MSCI ACWI ex USA Investable Market Index, and 35% Bloomberg Barclays U.S. Aggregate Bond Index, and is rebalanced monthly.

The Aggressive Allocation Composite Benchmark is an internally constructed benchmark which is comprised of a blend of 60% Russell 3000® Index, 30% MSCI ACWI ex USA Investable Market Index, and 10% Bloomberg Barclays U.S. Aggregate Bond Index, and is rebalanced monthly. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]
Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. The performance of Class I is linked to Class A. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable. Performance presented in the Financial Highlights included in the financial statements is not linked.

Effective December 31, 2016, Calvert Research and Management became the investment adviser to the Fund and performance reflected prior to such date is that of the Fund’s former investment adviser, Calvert Investment Management, Inc.

[4]
Source: Fund prospectus. Net expense ratios reflect a contractual expense reimbursement that continues through 1/31/19. Without the reimbursement, performance would have been lower. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

5 Duration is a measure of the expected change in price of a bond - in percentage terms - given a one percent change in interest rates, all else being constant. Securities with lower durations tend to be less sensitive to interest rate changes.

Fund profiles subject to change due to active management.

10 www.calvert.com CALVERT ASSET ALLOCATION FUNDS ANNUAL REPORT (Unaudited)

FUND EXPENSES
Example
As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2018 to September 30, 2018).
Actual Expenses
The first section of the tables below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second section of the tables below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

CALVERT CONSERVATIVE ALLOCATION FUND	BEGINNING ACCOUNT VALUE (4/1/18)	ENDING ACCOUNT VALUE (9/30/18)	EXPENSES PAID DURING PERIOD* (4/1/18 - 9/30/18)	ANNUALIZED EXPENSE RATIO
Actual
Class A	$1,000.00	$1,022.30	$2.23	0.44%
Class C	$1,000.00	$1,018.10	$6.02	1.19%
Class I	$1,000.00	$1,023.50	$0.46**	0.09%
Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,022.86	$2.23	0.44%
Class C	$1,000.00	$1,019.10	$6.02	1.19%
Class I	$1,000.00	$1,024.62	$0.46**	0.09%

* Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on March 31, 2018. Expenses do not include fees and expenses incurred indirectly from investment in underlying affiliated and/or unaffiliated funds.

** Absent a waiver and/or reimbursement of expenses by an affiliate, expenses would be higher.

www.calvert.com CALVERT ASSET ALLOCATION FUNDS ANNUAL REPORT (Unaudited) 11

CALVERT MODERATE ALLOCATION FUND	BEGINNING ACCOUNT VALUE (4/1/18)	ENDING ACCOUNT VALUE (9/30/18)	EXPENSES PAID DURING PERIOD* (4/1/18 - 9/30/18)	ANNUALIZED EXPENSE RATIO
Actual
Class A	$1,000.00	$1,038.20	$2.09	0.41%
Class C	$1,000.00	$1,034.50	$5.97	1.17%
Class I	$1,000.00	$1,040.50	$0.46**	0.09%
Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,023.01	$2.08	0.41%
Class C	$1,000.00	$1,019.20	$5.92	1.17%
Class I	$1,000.00	$1,024.62	$0.46**	0.09%

* Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on March 31, 2018. Expenses do not include fees and expenses incurred indirectly from investment in underlying affiliated and/or unaffiliated funds.

** Absent a waiver and/or reimbursement of expenses by an affiliate, expenses would be higher.

CALVERT AGGRESSIVE ALLOCATION FUND	BEGINNING ACCOUNT VALUE (4/1/18)	ENDING ACCOUNT VALUE (9/30/18)	EXPENSES PAID DURING PERIOD* (4/1/18 - 9/30/18)	ANNUALIZED EXPENSE RATIO
Actual
Class A	$1,000.00	$1,050.10	$2.21**	0.43%
Class C	$1,000.00	$1,046.20	$6.05**	1.18%
Class I	$1,000.00	$1,051.90	$0.41**	0.08%
Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,022.91	$2.18**	0.43%
Class C	$1,000.00	$1,019.15	$5.97**	1.18%
Class I	$1,000.00	$1,024.67	$0.41**	0.08%

* Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on March 31, 2018. Expenses do not include fees and expenses incurred indirectly from investment in underlying affiliated and/or unaffiliated funds.

** Absent a waiver and/or reimbursement of expenses by an affiliate, expenses would be higher.

12 www.calvert.com CALVERT ASSET ALLOCATION FUNDS ANNUAL REPORT (Unaudited)

CALVERT CONSERVATIVE ALLOCATION FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2018

	SHARES	VALUE ($)
MUTUAL FUNDS (1) - 97.2%
Equity Mutual Funds - 33.1%
Calvert Impact Fund, Inc.:
Calvert Small-Cap Fund, Class I	108,092	3,105,469
Calvert Responsible Index Series, Inc.:
Calvert International Responsible Index Fund, Class I	383,760	9,006,844
Calvert US Large-Cap Core Responsible Index Fund, Class R6	617,443	15,608,955
Calvert US Large-Cap Growth Responsible Index Fund, Class I	315,849	9,481,800
Calvert US Large-Cap Value Responsible Index Fund, Class I	495,272	11,757,764
Calvert US Mid-Cap Core Responsible Index Fund, Class I	150,941	4,143,326
Calvert World Values Fund, Inc.:
Calvert Emerging Markets Equity Fund, Class I	384,961	6,055,431
Calvert International Opportunities Fund, Class I	324,772	6,014,777
Calvert Mid-Cap Fund, Class I	53,047	2,173,350
		67,347,716

Fixed-Income Mutual Funds - 64.1%
Calvert Management Series:
Calvert Absolute Return Bond Fund, Class I	1,769,145	26,307,191
Calvert Floating-Rate Advantage Fund, Class R6	2,754,465	27,434,474
Calvert Social Investment Fund:
Calvert Bond Fund, Class R6	4,714,353	74,062,493
The Calvert Fund:
Calvert Long-Term Income Fund, Class I	3	45
Calvert Ultra-Short Duration Income Fund, Class R6	281,969	2,816,869
		130,621,072

Total Mutual Funds (Cost $189,040,797)		197,968,788

U.S. TREASURY OBLIGATIONS - 2.8%	PRINCIPAL AMOUNT($)	VALUE($)
U.S. Treasury Inflation-Protected Bonds:
0.50%, 1/15/28 (2)(3)	3,559,429	3,418,789
0.625%, 4/15/23 (3)	2,308,101	2,279,265

Total U.S. Treasury Obligations (Cost $5,759,237)		5,698,054

Total Purchased Options (Cost $27,320) - 0.0% (4)		23,870

TOTAL INVESTMENTS (Cost $194,827,354) - 100.0%		203,690,712
Other assets and liabilities, net - (0.0%) (4)		(5,150)
NET ASSETS - 100.0%		203,685,562

www.calvert.com CALVERT ASSET ALLOCATION FUNDS ANNUAL REPORT 13

NOTES TO SCHEDULE OF INVESTMENTS
(1) Affiliated company.
(2) Security (or a portion thereof) has been pledged to cover margin requirements on open futures contracts.
(3) Inflation-linked security whose principal is adjusted for inflation based on changes in the U.S. Consumer Price Index. Interest is calculated based on the inflation-adjusted principal.
(4) Amount is less than 0.05% or (0.05)%, as applicable.

PURCHASED CALL OPTIONS - 0.0% (4)
EXCHANGE-TRADED OPTIONS - 0.0% (4)
DESCRIPTION	NUMBER OF CONTRACTS	NOTIONAL AMOUNT	EXERCISE PRICE	EXPIRATION DATE	VALUE
S&P 500 Index	14	$4,079,572	$3,025	12/31/18	$23,870

FUTURES CONTRACTS	NUMBER OF CONTRACTS	EXPIRATION MONTH/YEAR	NOTIONAL AMOUNT	VALUE/NET UNREALIZED APPRECIATION (DEPRECIATION)
Long:
E-mini S&P 500 Index	7	Dec-18	$1,021,650	$8,452
U.S. 2-Year Treasury Note	23	Dec-18	4,846,891	(9,775)
U.S. 5-Year Treasury Note	103	Dec-18	11,585,086	(72,646)
U.S. 10-Year Treasury Note	49	Dec-18	5,820,281	(58,731)
U.S. Ultra-Long Treasury Bond	45	Dec-18	6,942,656	(215,251)
Total Long				($347,951)
Short:
MSCI EMU Index	(43)	Dec-18	($980,404)	($13,459)
MSCI Emerging Markets Index	(29)	Dec-18	(1,522,065)	13,143
Total Short				($316)

Abbreviations:
EMU:	European Monetary Union

See notes to financial statements.

14 www.calvert.com CALVERT ASSET ALLOCATION FUNDS ANNUAL REPORT

CALVERT MODERATE ALLOCATION FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2018

	SHARES	VALUE ($)
MUTUAL FUNDS (1) - 97.8%
Equity Mutual Funds - 62.4%
Calvert Impact Fund, Inc.:
Calvert Small-Cap Fund, Class I	285,957	8,215,557
Calvert Responsible Index Series, Inc.:
Calvert International Responsible Index Fund, Class I	1,065,108	24,998,096
Calvert US Large-Cap Core Responsible Index Fund, Class R6	2,088,289	52,791,952
Calvert US Large-Cap Growth Responsible Index Fund, Class I	719,103	21,587,458
Calvert US Large-Cap Value Responsible Index Fund, Class I	1,200,123	28,490,912
Calvert US Mid-Cap Core Responsible Index Fund, Class I	439,750	12,071,138
Calvert World Values Fund, Inc.:
Calvert Emerging Markets Equity Fund, Class I	956,429	15,044,626
Calvert International Equity Fund, Class I	241,340	4,517,892
Calvert International Opportunities Fund, Class I	1,019,753	18,885,834
Calvert Mid-Cap Fund, Class I	110,893	4,543,306
		191,146,771

Fixed-Income Mutual Funds - 35.4%
Calvert Management Series:
Calvert Absolute Return Bond Fund, Class I	2,359,080	35,079,521
Calvert Floating-Rate Advantage Fund, Class R6	2,154,334	21,457,165
Calvert Social Investment Fund:
Calvert Bond Fund, Class R6	2,885,743	45,335,019
The Calvert Fund:
Calvert Ultra-Short Duration Income Fund, Class R6	640,509	6,398,689
		108,270,394

Total Mutual Funds (Cost $271,530,966)		299,417,165

U.S. TREASURY OBLIGATIONS - 2.3%	PRINCIPAL AMOUNT($)	VALUE($)
U.S. Treasury Inflation-Protected Bonds:
0.50%, 1/15/28 (2)(3)	4,123,379	3,960,458
0.625%, 4/15/23 (3)	2,991,908	2,954,528

Total U.S. Treasury Obligations (Cost $6,988,576)		6,914,986

Total Purchased Options (Cost $58,542) - 0.0% (4)		51,150

TOTAL INVESTMENTS (Cost $278,578,084) - 100.1%		306,383,301
Other assets and liabilities, net - (0.1%)		(211,962)
NET ASSETS - 100.0%		306,171,339

www.calvert.com CALVERT ASSET ALLOCATION FUNDS ANNUAL REPORT 15

NOTES TO SCHEDULE OF INVESTMENTS
(1) Affiliated company.
(2) Security (or a portion thereof) has been pledged to cover margin requirements on open futures contracts.
(3) Inflation-linked security whose principal is adjusted for inflation based on changes in the U.S. Consumer Price Index. Interest is calculated based on the inflation-adjusted principal.
(4) Amount is less than 0.05%.

PURCHASED CALL OPTIONS - 0.0% (4)
EXCHANGE-TRADED OPTIONS - 0.0% (4)
DESCRIPTION	NUMBER OF CONTRACTS	NOTIONAL AMOUNT	EXERCISE PRICE	EXPIRATION DATE	VALUE
S&P 500 Index	30	$8,741,940	$3,025	12/31/18	$51,150

FUTURES CONTRACTS	NUMBER OF CONTRACTS	EXPIRATION MONTH/YEAR	NOTIONAL AMOUNT	VALUE/NET UNREALIZED APPRECIATION (DEPRECIATION)
Long:
E-mini S&P 500 Index	16	Dec-18	$2,335,200	$19,317
U.S. 2-Year Treasury Note	15	Dec-18	3,161,016	(6,375)
U.S. 10-Year Treasury Note	51	Dec-18	6,057,844	(61,128)
U.S. Ultra-Long Treasury Bond	36	Dec-18	5,554,125	(172,201)
Total Long				($220,387)
Short:
MSCI EMU Index	(92)	Dec-18	($2,097,609)	($28,782)
MSCI Emerging Markets Index	(31)	Dec-18	(1,627,035)	14,050
U.S. 5-Year Treasury Note	(8)	Dec-18	(899,813)	5,733
Total Short				($8,999)

Abbreviations:
EMU:	European Monetary Union

See notes to financial statements.

16 www.calvert.com CALVERT ASSET ALLOCATION FUNDS ANNUAL REPORT

CALVERT AGGRESSIVE ALLOCATION FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2018

	SHARES	VALUE ($)
MUTUAL FUNDS (1) - 98.2%
Equity Mutual Funds - 86.6%
Calvert Impact Fund, Inc.:
Calvert Small-Cap Fund, Class I	181,657	5,218,999
Calvert Responsible Index Series, Inc.:
Calvert International Responsible Index Fund, Class I	596,346	13,996,237
Calvert US Large-Cap Core Responsible Index Fund, Class R6	1,616,931	40,876,015
Calvert US Large-Cap Growth Responsible Index Fund, Class I	489,935	14,707,836
Calvert US Large-Cap Value Responsible Index Fund, Class I	839,438	19,928,259
Calvert US Mid-Cap Core Responsible Index Fund, Class I	295,091	8,100,261
Calvert World Values Fund, Inc.:
Calvert Emerging Markets Equity Fund, Class I	653,545	10,280,264
Calvert International Equity Fund, Class I	491,570	9,202,194
Calvert International Opportunities Fund, Class I	738,783	13,682,259
Calvert Mid-Cap Fund, Class I	89,042	3,648,036
		139,640,360

Fixed-Income Mutual Funds - 11.6%
Calvert Management Series:
Calvert Absolute Return Bond Fund, Class I	270,645	4,024,488
Calvert Floating-Rate Advantage Fund, Class R6	326,141	3,248,364
Calvert Social Investment Fund:
Calvert Bond Fund, Class R6	730,757	11,480,185
		18,753,037

Total Mutual Funds (Cost $139,176,543)		158,393,397

U.S. TREASURY OBLIGATIONS - 1.8%	PRINCIPAL AMOUNT($)	VALUE($)
U.S. Treasury Inflation-Protected Bond, 0.50%, 1/15/28 (2)(3)	2,984,240	2,866,327

Total U.S. Treasury Obligations (Cost $2,901,111)		2,866,327

Total Purchased Options (Cost $40,980) - 0.0% (4)		35,805

TOTAL INVESTMENTS (Cost $142,118,634) - 100.0%		161,295,529
Other assets and liabilities, net - (0.0%) (4)		(4,898)
NET ASSETS - 100.0%		161,290,631

www.calvert.com CALVERT ASSET ALLOCATION FUNDS ANNUAL REPORT 17

NOTES TO SCHEDULE OF INVESTMENTS
(1) Affiliated company.
(2) Security (or a portion thereof) has been pledged to cover margin requirements on open futures contracts.
(3) Inflation-linked security whose principal is adjusted for inflation based on changes in the U.S. Consumer Price Index. Interest is calculated based on the inflation-adjusted principal.
(4) Amount is less than 0.05% or (0.05)%, as applicable.

PURCHASED CALL OPTIONS - 0.0% (4)
EXCHANGE-TRADED OPTIONS - 0.0% (4)
DESCRIPTION	NUMBER OF CONTRACTS	NOTIONAL AMOUNT	EXERCISE PRICE	EXPIRATION DATE	VALUE
S&P 500 Index	21	$6,119,358	$3,025	12/31/18	$35,805

FUTURES CONTRACTS	NUMBER OF CONTRACTS	EXPIRATION MONTH/YEAR	NOTIONAL AMOUNT	VALUE/NET UNREALIZED APPRECIATION (DEPRECIATION)
Long:
E-mini S&P 500 Index	11	Dec-18	$1,605,450	$13,280
MSCI Emerging Markets Index	6	Dec-18	314,910	5,670
Total Long				$18,950
Short:
MSCI EMU Index	(65)	Dec-18	($1,482,006)	($20,338)
U.S. Ultra 10-Year Treasury Note	(6)	Dec-18	(756,000)	10,393
U.S. Ultra-Long Treasury Bond	(6)	Dec-18	(925,688)	28,581
Total Short				$18,636

Abbreviations:
EMU:	European Monetary Union

See notes to financial statements.

18 www.calvert.com CALVERT ASSET ALLOCATION FUNDS ANNUAL REPORT

CALVERT CONSERVATIVE ALLOCATION FUND
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2018

ASSETS
Investments in securities of unaffiliated issuers, at value (identified cost $5,786,557)	$5,721,924
Investments in securities of affiliated issuers, at value (identified cost $189,040,797)	197,968,788
Receivable for variation margin on open futures contracts	15,176
Receivable for investments sold	231,288
Receivable for capital shares sold	114,064
Interest receivable	10,433
Dividends receivable - affiliated	86,085
Trustees’ deferred compensation plan	106,667
Other assets	4,143
Total assets	204,258,568

LIABILITIES
Due to custodian	909
Payable for investments purchased	86,328
Payable for capital shares redeemed	195,218
Payable to affiliates:
Distribution and service fees	58,730
Sub-transfer agency fee	4,580
Trustees’ deferred compensation plan	106,667
Other	32,342
Accrued expenses	88,232
Total liabilities	573,006
NET ASSETS	$203,685,562

NET ASSETS CONSIST OF:
Paid-in capital applicable to shares of beneficial interest
(unlimited number of no par value shares authorized)	$192,414,612
Distributable earnings	11,270,950
Total	$203,685,562

NET ASSET VALUE PER SHARE
Class A (based on net assets of $150,237,408 and 8,711,790 shares outstanding)	$17.25
Class C (based on net assets of $33,842,735 and 1,985,432 shares outstanding)	$17.05
Class I (based on net assets of $19,605,419 and 1,136,654 shares outstanding)	$17.25

OFFERING PRICE PER SHARE*
Class A (100/95.25 of net asset value per share)	$18.11
* On sales of $50,000 or more, the offering price of Class A shares is reduced.
See notes to financial statements.

www.calvert.com CALVERT ASSET ALLOCATION FUNDS ANNUAL REPORT 19

CALVERT MODERATE ALLOCATION FUND
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2018

ASSETS
Investments in securities of unaffiliated issuers, at value (identified cost $7,047,118)	$6,966,136
Investments in securities of affiliated issuers, at value (identified cost $271,530,966)	299,417,165
Receivable for variation margin on open futures contracts	26,598
Cash	211
Receivable for capital shares sold	248,710
Interest receivable	13,004
Dividends receivable - affiliated	67,329
Receivable from affiliate	319
Trustees’ deferred compensation plan	151,812
Other assets	5,901
Total assets	306,897,185

LIABILITIES
Payable for investments purchased	93,675
Payable for capital shares redeemed	271,039
Payable to affiliates:
Distribution and service fees	84,996
Sub-transfer agency fee	9,024
Trustees’ deferred compensation plan	151,812
Accrued expenses	115,300
Total liabilities	725,846
NET ASSETS	$306,171,339

NET ASSETS CONSIST OF:
Paid-in capital applicable to shares of beneficial interest
(unlimited number of no par value shares authorized)	$271,088,693
Distributable earnings	35,082,646
Total	$306,171,339

NET ASSET VALUE PER SHARE
Class A (based on net assets of $231,146,138 and 11,689,061 shares outstanding)	$19.77
Class C (based on net assets of $45,879,983 and 2,434,720 shares outstanding)	$18.84
Class I (based on net assets of $29,145,218 and 1,473,010 shares outstanding)	$19.79

OFFERING PRICE PER SHARE*
Class A (100/95.25 of net asset value per share)	$20.76
* On sales of $50,000 or more, the offering price of Class A shares is reduced.
See notes to financial statements.

20 www.calvert.com CALVERT ASSET ALLOCATION FUNDS ANNUAL REPORT

CALVERT AGGRESSIVE ALLOCATION FUND
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2018

ASSETS
Investments in securities of unaffiliated issuers, at value (identified cost $2,942,091)	$2,902,132
Investments in securities of affiliated issuers, at value (identified cost $139,176,543)	158,393,397
Receivable for variation margin on open futures contracts	18,617
Cash	36
Receivable for capital shares sold	155,395
Interest receivable	3,163
Dividends receivable - affiliated	11,045
Trustees’ deferred compensation plan	80,029
Other assets	3,088
Total assets	161,566,902

LIABILITIES
Payable for investments purchased	10,819
Payable for capital shares redeemed	38,000
Payable to affiliates:
Distribution and service fees	42,465
Sub-transfer agency fee	7,760
Trustees’ deferred compensation plan	80,029
Other	11,266
Accrued expenses	85,932
Total liabilities	276,271
NET ASSETS	$161,290,631

NET ASSETS CONSIST OF:
Paid-in capital applicable to shares of beneficial interest
(unlimited number of no par value shares authorized)	$137,415,048
Distributable earnings	23,875,583
Total	$161,290,631

NET ASSET VALUE PER SHARE
Class A (based on net assets of $129,981,099 and 6,143,267 shares outstanding)	$21.16
Class C (based on net assets of $19,371,927 and 1,070,404 shares outstanding)	$18.10
Class I (based on net assets of $11,937,605 and 561,614 shares outstanding)	$21.26

OFFERING PRICE PER SHARE*
Class A (100/95.25 of net asset value per share)	$22.22
* On sales of $50,000 or more, the offering price of Class A shares is reduced.
See notes to financial statements.

www.calvert.com CALVERT ASSET ALLOCATION FUNDS ANNUAL REPORT 21

CALVERT ALLOCATION FUNDS
STATEMENTS OF OPERATIONS
YEAR ENDED SEPTEMBER 30, 2018

INVESTMENT INCOME	Conservative Allocation Fund	Moderate Allocation Fund	Aggressive Allocation Fund
Dividend income - unaffiliated issuers	$77,512	$84,820	$31,221
Dividend income - affiliated issuers	4,541,864	5,210,971	2,149,544
Interest income	92,137	111,156	47,568
Securities lending income, net	3,652	3,641	1,335
Total investment income	4,715,165	5,410,588	2,229,668

EXPENSES
Distribution and service fees:
Class A	371,699	556,184	307,379
Class C	340,255	447,341	190,621
Trustees’ fees and expenses	10,204	14,654	7,676
Custodian fees	22,761	22,883	22,689
Transfer agency fees and expenses	196,260	298,309	223,322
Accounting fees	22,115	22,117	22,117
Professional fees	48,446	53,393	44,851
Registration fees	60,107	62,621	58,561
Reports to shareholders	20,213	27,260	21,072
Miscellaneous	5,014	6,887	5,833
Total expenses	1,097,074	1,511,649	904,121
Waiver and/or reimbursement of expenses by affiliate	(14,274)	(14,851)	(142,388)
Reimbursement of expenses-other	(4,143)	(5,901)	(3,088)
Net expenses	1,078,657	1,490,897	758,645
Net investment income	3,636,508	3,919,691	1,471,023

22 www.calvert.com CALVERT ASSET ALLOCATION FUNDS ANNUAL REPORT

CALVERT ALLOCATION FUNDS
STATEMENTS OF OPERATIONS
YEAR ENDED SEPTEMBER 30, 2018 - CONT’D

REALIZED AND UNREALIZED GAIN (LOSS)	Conservative Allocation Fund	Moderate Allocation Fund	Aggressive Allocation Fund
Net realized gain (loss) on:
Investment securities - unaffiliated issuers	124,875	264,488	175,056
Investment securities - affiliated issuers	3,564,056	8,538,554	6,430,158
Futures contracts	(337,597)	57,897	(354,178)
Written options	230,080	339,528	183,893
Capital gains distributions from affiliated issuers	1,795,401	4,169,134	2,819,617
	5,376,815	13,369,601	9,254,546

Net change in unrealized appreciation (depreciation) on:
Investment securities - unaffiliated issuers	(121,464)	(195,785)	(115,187)
Investment securities - affiliated issuers	(1,012,087)	3,770,371	3,514,726
Futures contracts	(232,862)	(182,700)	105,183
Written options	(17,322)	(35,337)	(22,583)
Foreign currency	(49)	(107)	(103)
	(1,383,784)	3,356,442	3,482,036

Net realized and unrealized gain	3,993,031	16,726,043	12,736,582

Net increase in net assets resulting from operations	$7,629,539	$20,645,734	$14,207,605
See notes to financial statements.

www.calvert.com CALVERT ASSET ALLOCATION FUNDS ANNUAL REPORT 23

CALVERT CONSERVATIVE ALLOCATION FUND
STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET ASSETS	Year Ended September 30, 2018	Year Ended September 30, 2017
Operations:
Net investment income	$3,636,508	$2,807,762
Net realized gain	5,376,815	3,221,955
Net change in unrealized appreciation (depreciation)	(1,383,784)	6,758,650
Net increase in net assets resulting from operations	7,629,539	12,788,367

Distributions to shareholders:(1)
Class A shares	(5,934,409)	(3,833,420)
Class C shares	(1,105,663)	(708,562)
Class I shares	(641,915)	(98,537)
Class Y shares	—	(87,174)
Total distributions to shareholders	(7,681,987)	(4,727,693)

Capital share transactions:
Class A shares	11,824,560	1,005,058
Class C shares	191,751	(2,258,930)
Class I shares	16,669,375	1,908,797
Class Y shares (2)	(10,313,306)	9,302,127
Net increase in net assets from capital share transactions	18,372,380	9,957,052

TOTAL INCREASE IN NET ASSETS	18,319,932	18,017,726

NET ASSETS
Beginning of year	185,365,630	167,347,904
End of year	$203,685,562	$185,365,630

(1) For the year ended September 30, 2017, the source of distributions was as follows:
Net investment income - Class A ($2,595,975), Class C ($376,473), Class I ($71,237), and Class Y ($82,688)
Net realized gain - Class A ($1,237,445), Class C ($332,089), Class I ($27,300), and Class Y ($4,486)

(2) Effective December 8, 2017, Class Y shares of the Fund converted to Class I shares at net asset value. Thereafter, Class Y shares were terminated.
See notes to financial statements.

24 www.calvert.com CALVERT ASSET ALLOCATION FUNDS ANNUAL REPORT

CALVERT MODERATE ALLOCATION FUND
STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET ASSETS	Year Ended September 30, 2018	Year Ended September 30, 2017
Operations:
Net investment income	$3,919,691	$3,547,714
Net realized gain	13,369,601	10,495,874
Net change in unrealized appreciation (depreciation)	3,356,442	16,483,112
Net increase in net assets resulting from operations	20,645,734	30,526,700

Distributions to shareholders:(1)
Class A shares	(10,925,948)	(8,472,519)
Class C shares	(1,785,549)	(1,755,590)
Class I shares	(906,196)	(191,489)
Class Y shares	—	(24,116)
Total distributions to shareholders	(13,617,693)	(10,443,714)

Capital share transactions:
Class A shares	12,439,986	(6,697,207)
Class C shares	2,180,614	(3,154,544)
Class I shares	19,636,760	7,345,917
Class Y shares (2)	(3,786,643)	3,047,895
Net increase in net assets from capital share transactions	30,470,717	542,061

TOTAL INCREASE IN NET ASSETS	37,498,758	20,625,047

NET ASSETS
Beginning of year	268,672,581	248,047,534
End of year	$306,171,339	$268,672,581

(1) For the year ended September 30, 2017, the source of distributions was as follows:
Net investment income - Class A ($3,141,842), Class C ($618,696), Class I ($153,565), and Class Y ($10,236)
Net realized gain - Class A ($5,330,677), Class C ($1,136,894), Class I ($37,924), and Class Y ($13,880)

(2) Effective December 8, 2017, Class Y shares of the Fund converted to Class I shares at net asset value. Thereafter, Class Y shares were terminated.
See notes to financial statements.

www.calvert.com CALVERT ASSET ALLOCATION FUNDS ANNUAL REPORT 25

CALVERT AGGRESSIVE ALLOCATION FUND
STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET ASSETS	Year Ended September 30, 2018	Year Ended September 30, 2017
Operations:
Net investment income	$1,471,023	$1,462,360
Net realized gain	9,254,546	7,041,756
Net change in unrealized appreciation (depreciation)	3,482,036	12,043,267
Net increase in net assets resulting from operations	14,207,605	20,547,383

Distributions to shareholders:(1)
Class A shares	(6,331,795)	(5,121,232)
Class C shares	(1,027,180)	(959,075)
Class I shares	(362,126)	(107,065)
Class Y shares	—	(9,265)
Total distributions to shareholders	(7,721,101)	(6,196,637)

Capital share transactions:
Class A shares	7,806,222	863,061
Class C shares	671,240	(1,286,071)
Class I shares	9,877,048	510,957
Class Y shares (2)	(1,230,496)	936,730
Net increase in net assets from capital share transactions	17,124,014	1,024,677

TOTAL INCREASE IN NET ASSETS	23,610,518	15,375,423

NET ASSETS
Beginning of year	137,680,113	122,304,690
End of year	$161,290,631	137,680,113(3)

(1) For the year ended September 30, 2017, the source of distributions was as follows:
Net investment income - Class A ($1,378,048), Class C ($237,027), Class I ($49,157), and Class Y ($3,184)
Net realized gain - Class A ($3,743,184), Class C ($722,048), Class I ($57,908), and Class Y ($6,081)

(2) Effective December 8, 2017, Class Y shares of the Fund converted to Class I shares at net asset value. Thereafter, Class Y shares were terminated.
(3) Includes accumulated distributions in excess of net investment income of ($199,027) at September 30, 2017. The requirement to disclose the corresponding amount as of September 30, 2018 was eliminated.

See notes to financial statements.

26 www.calvert.com CALVERT ASSET ALLOCATION FUNDS ANNUAL REPORT

CALVERT CONSERVATIVE ALLOCATION FUND
FINANCIAL HIGHLIGHTS

	Year Ended September 30,
CLASS A SHARES	2018(1)	2017(1)	2016(1)	2015(1)	2014
Net asset value, beginning	$17.25	$16.48	$16.59	$17.22	$16.88
Income from investment operations:
Net investment income	0.33	0.30	0.31	0.30	0.29
Net realized and unrealized gain	0.36	0.96	0.55	0.05	0.83
Total from investment operations	0.69	1.26	0.86	0.35	1.12
Distributions from:
Net investment income	(0.42)	(0.33)	(0.30)	(0.29)	(0.29)
Net realized gain	(0.27)	(0.16)	(0.67)	(0.69)	(0.49)
Total distributions	(0.69)	(0.49)	(0.97)	(0.98)	(0.78)
Total increase (decrease) in net asset value	—	0.77	(0.11)	(0.63)	0.34
Net asset value, ending	$17.25	$17.25	$16.48	$16.59	$17.22
Total return (2)	4.08%	7.84%	5.42%	2.01%	6.78%
Ratios to average net assets: (3)
Total expenses(4)	0.44%	0.51%	0.67%	0.69%	0.68%
Net expenses(4)	0.44%	0.44%	0.44%	0.44%	0.44%
Net investment income	1.93%	1.77%	1.90%	1.76%	1.71%
Portfolio turnover	94%	46%	61%	8%	17%
Net assets, ending (in thousands)	$150,237	$138,512	$131,576	$112,881	$92,150

(1) Net investment income per share was computed using average shares outstanding.
(2) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(3) Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(4) Amounts do not include the expenses of the Underlying Funds and/or unaffiliated funds.
See notes to financial statements.

www.calvert.com CALVERT ASSET ALLOCATION FUNDS ANNUAL REPORT 27

CALVERT CONSERVATIVE ALLOCATION FUND
FINANCIAL HIGHLIGHTS

	Year Ended September 30,
CLASS C SHARES	2018(1)	2017(1)	2016(1)	2015(1)	2014
Net asset value, beginning	$17.06	$16.28	$16.40	$17.06	$16.74
Income from investment operations:
Net investment income	0.20	0.17	0.17	0.13	0.13
Net realized and unrealized gain	0.36	0.96	0.55	0.06	0.81
Total from investment operations	0.56	1.13	0.72	0.19	0.94
Distributions from:
Net investment income	(0.30)	(0.19)	(0.17)	(0.16)	(0.13)
Net realized gain	(0.27)	(0.16)	(0.67)	(0.69)	(0.49)
Total distributions	(0.57)	(0.35)	(0.84)	(0.85)	(0.62)
Total increase (decrease) in net asset value	(0.01)	0.78	(0.12)	(0.66)	0.32
Net asset value, ending	$17.05	$17.06	$16.28	$16.40	$17.06
Total return (2)	3.30%	7.04%	4.57%	1.03%	5.71%
Ratios to average net assets: (3)
Total expenses(4)	1.19%	1.30%	1.46%	1.44%	1.40%
Net expenses(4)	1.19%	1.19%	1.27%	1.44%	1.40%
Net investment income	1.17%	1.03%	1.07%	0.76%	0.73%
Portfolio turnover	94%	46%	61%	8%	17%
Net assets, ending (in thousands)	$33,843	$33,661	$34,334	$29,932	$25,263

(1) Net investment income per share was computed using average shares outstanding.
(2) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(3) Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(4) Amounts do not include the expenses of the Underlying Funds and/or unaffiliated funds.
See notes to financial statements.

28 www.calvert.com CALVERT ASSET ALLOCATION FUNDS ANNUAL REPORT

CALVERT CONSERVATIVE ALLOCATION FUND
FINANCIAL HIGHLIGHTS

	Year Ended September 30,		Period Ended September 30,
CLASS I SHARES	2018	2017	2016(1)
Net asset value, beginning	$17.23	$16.48	$16.07
Income from investment operations:
Net investment income (2)	0.41	0.40	0.11
Net realized and unrealized gain	0.34	0.91	0.43
Total from investment operations	0.75	1.31	0.54
Distributions from:
Net investment income	(0.46)	(0.40)	(0.13)
Net realized gain	(0.27)	(0.16)	—
Total distributions	(0.73)	(0.56)	(0.13)
Total increase in net asset value	0.02	0.75	0.41
Net asset value, ending	$17.25	$17.23	$16.48
Total return (3)	4.40%	8.22%	3.40%	(4)
Ratios to average net assets: (5)
Total expenses(6)	0.19%	1.43%	0.97%	(7)
Net expenses(6)	0.09%	0.09%	0.09%	(7)
Net investment income	2.36%	2.37%	1.93%	(7)
Portfolio turnover	94%	46%	61%	(8)
Net assets, ending (in thousands)	$19,605	$3,052	$1,034

(1) From May 20, 2016 inception.
(2) Computed using average shares outstanding.
(3) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(4) Not annualized.
(5) Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(6) Amounts do not include the expenses of the Underlying Funds and/or unaffiliated funds.
(7) Annualized.
(8) For the year ended September 30, 2016.
See notes to financial statements.

www.calvert.com CALVERT ASSET ALLOCATION FUNDS ANNUAL REPORT 29

CALVERT MODERATE ALLOCATION FUND
FINANCIAL HIGHLIGHTS

	Year Ended September 30,
CLASS A SHARES	2018(1)	2017(1)	2016(1)	2015(1)	2014
Net asset value, beginning	$19.32	$17.86	$18.84	$19.80	$19.04
Income from investment operations:
Net investment income	0.29	0.28	0.25	0.23	0.20
Net realized and unrealized gain (loss)	1.15	1.93	1.00	(0.04)	1.34
Total from investment operations	1.44	2.21	1.25	0.19	1.54
Distributions from:
Net investment income	(0.47)	(0.28)	(0.24)	(0.21)	(0.19)
Net realized gain	(0.52)	(0.47)	(1.99)	(0.94)	(0.59)
Total distributions	(0.99)	(0.75)	(2.23)	(1.15)	(0.78)
Total increase (decrease) in net asset value	0.45	1.46	(0.98)	(0.96)	0.76
Net asset value, ending	$19.77	$19.32	$17.86	$18.84	$19.80
Total return (2)	7.62%	12.86%	7.16%	0.86%	8.27%
Ratios to average net assets: (3)
Total expenses(4)	0.43%	0.50%	0.73%	0.67%	0.64%
Net expenses(4)	0.43%	0.44%	0.56%	0.67%	0.64%
Net investment income	1.47%	1.52%	1.43%	1.14%	1.01%
Portfolio turnover	73%	45%	61%	8%	10%
Net assets, ending (in thousands)	$231,146	$213,343	$203,907	$189,372	$172,244

(1) Net investment income per share was computed using average shares outstanding.
(2) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(3) Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(4) Amounts do not include the expenses of the Underlying Funds and/or unaffiliated funds.
See notes to financial statements.

30 www.calvert.com CALVERT ASSET ALLOCATION FUNDS ANNUAL REPORT

CALVERT MODERATE ALLOCATION FUND
FINANCIAL HIGHLIGHTS

	Year Ended September 30,
CLASS C SHARES	2018(1)	2017(1)	2016(1)	2015(1)	2014
Net asset value, beginning	$18.37	$17.11	$18.16	$19.19	$18.55
Income from investment operations:
Net investment income	0.13	0.14	0.11	0.07	0.09
Net realized and unrealized gain (loss)	1.10	1.84	0.97	(0.02)	1.26
Total from investment operations	1.23	1.98	1.08	0.05	1.35
Distributions from:
Net investment income	(0.24)	(0.25)	(0.14)	(0.14)	(0.12)
Net realized gain	(0.52)	(0.47)	(1.99)	(0.94)	(0.59)
Total distributions	(0.76)	(0.72)	(2.13)	(1.08)	(0.71)
Total increase (decrease) in net asset value	0.47	1.26	(1.05)	(1.03)	0.64
Net asset value, ending	$18.84	$18.37	$17.11	$18.16	$19.19
Total return (2)	6.83%	12.02%	6.37%	0.09%	7.44%
Ratios to average net assets: (3)
Total expenses(4)	1.18%	1.29%	1.51%	1.42%	1.38%
Net expenses(4)	1.18%	1.19%	1.32%	1.42%	1.38%
Net investment income	0.72%	0.77%	0.68%	0.37%	0.28%
Portfolio turnover	73%	45%	61%	8%	10%
Net assets, ending (in thousands)	$45,880	$42,529	$42,695	$40,560	$37,326

(1) Net investment income per share was computed using average shares outstanding.
(2) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(3) Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(4) Amounts do not include the expenses of the Underlying Funds and/or unaffiliated funds.
See notes to financial statements.

www.calvert.com CALVERT ASSET ALLOCATION FUNDS ANNUAL REPORT 31

CALVERT MODERATE ALLOCATION FUND
FINANCIAL HIGHLIGHTS

	Year Ended September 30,		Period Ended September 30,
CLASS I SHARES	2018	2017	2016(1)
Net asset value, beginning	$19.36	$17.85	$17.10
Income from investment operations:
Net investment income (2)	0.33	0.26	0.07
Net realized and unrealized gain	1.19	2.02	0.76
Total from investment operations	1.52	2.28	0.83
Distributions from:
Net investment income	(0.57)	(0.30)	(0.08)
Net realized gain	(0.52)	(0.47)	—
Total distributions	(1.09)	(0.77)	(0.08)
Total increase in net asset value	0.43	1.51	0.75
Net asset value, ending	$19.79	$19.36	$17.85
Total return (3)	8.04%	13.26%	4.86%	(4)
Ratios to average net assets: (5)
Total expenses(6)	0.17%	0.55%	0.54%	(7)
Net expenses(6)	0.09%	0.09%	0.09%	(7)
Net investment income	1.70%	1.43%	1.06%	(7)
Portfolio turnover	73%	45%	61%	(8)
Net assets, ending (in thousands)	$29,145	$9,124	$1,049

(1) From May 20, 2016 inception.
(2) Computed using average shares outstanding.
(3) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(4) Not annualized.
(5) Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(6) Amounts do not include the expenses of the Underlying Funds and/or unaffiliated funds.
(7) Annualized.
(8) For the year ended September 30, 2016.
See notes to financial statements.

32 www.calvert.com CALVERT ASSET ALLOCATION FUNDS ANNUAL REPORT

CALVERT AGGRESSIVE ALLOCATION FUND
FINANCIAL HIGHLIGHTS

	Year Ended September 30,
CLASS A SHARES	2018	2017	2016	2015	2014
Net asset value, beginning	$20.27	$18.12	$19.32	$20.68	$19.38
Income from investment operations:
Net investment income (1)	0.22	0.23	0.19	0.21	0.18
Net realized and unrealized gain (loss)	1.79	2.82	1.25	(0.08)	1.70
Total from investment operations	2.01	3.05	1.44	0.13	1.88
Distributions from:
Net investment income	(0.44)	(0.23)	(0.15)	(0.21)	(0.18)
Net realized gain	(0.68)	(0.67)	(2.49)	(1.28)	(0.40)
Total distributions	(1.12)	(0.90)	(2.64)	(1.49)	(0.58)
Total increase (decrease) in net asset value	0.89	2.15	(1.20)	(1.36)	1.30
Net asset value, ending	$21.16	$20.27	$18.12	$19.32	$20.68
Total return (2)	10.19%	17.59%	8.03%	0.41%	9.85%
Ratios to average net assets: (3)
Total expenses(4)	0.52%	0.60%	0.78%	0.77%	0.76%
Net expenses(4)	0.43%	0.43%	0.43%	0.43%	0.43%
Net investment income	1.07%	1.24%	1.10%	1.04%	0.88%
Portfolio turnover	64%	55%	62%	10%	15%
Net assets, ending (in thousands)	$129,981	$116,680	$103,539	$93,928	$83,009

(1) Computed using average shares outstanding.
(2) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(3) Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(4) Amounts do not include the expenses of the Underlying Funds and/or unaffiliated funds.
See notes to financial statements.

www.calvert.com CALVERT ASSET ALLOCATION FUNDS ANNUAL REPORT 33

CALVERT AGGRESSIVE ALLOCATION FUND
FINANCIAL HIGHLIGHTS

	Year Ended September 30,
CLASS C SHARES	2018	2017	2016	2015	2014
Net asset value, beginning	$17.50	$15.85	$17.21	$18.71	$17.71
Income from investment operations:
Net investment income (loss) (1)	0.06	0.08	0.03	(0.01)	(0.06)
Net realized and unrealized gain (loss)	1.53	2.45	1.10	(0.07)	1.58
Total from investment operations	1.59	2.53	1.13	(0.08)	1.52
Distributions from:
Net investment income	(0.31)	(0.21)	—	(0.14)	(0.12)
Net realized gain	(0.68)	(0.67)	(2.49)	(1.28)	(0.40)
Total distributions	(0.99)	(0.88)	(2.49)	(1.42)	(0.52)
Total increase (decrease) in net asset value	0.60	1.65	(1.36)	(1.50)	1.00
Net asset value, ending	$18.10	$17.50	$15.85	$17.21	$18.71
Total return (2)	9.39%	16.72%	7.06%	(0.72%)	8.66%
Ratios to average net assets: (3)
Total expenses(4)	1.27%	1.42%	1.60%	1.55%	1.53%
Net expenses(4)	1.18%	1.18%	1.31%	1.55%	1.53%
Net investment income (loss)	0.33%	0.52%	0.20%	(0.05%)	(0.30%)
Portfolio turnover	64%	55%	62%	10%	15%
Net assets, ending (in thousands)	$19,372	$18,045	$17,578	$16,400	$14,557

(1) Computed using average shares outstanding.
(2) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(3) Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(4) Amounts do not include the expenses of the Underlying Funds and/or unaffiliated funds.
See notes to financial statements.

34 www.calvert.com CALVERT ASSET ALLOCATION FUNDS ANNUAL REPORT

CALVERT AGGRESSIVE ALLOCATION FUND
FINANCIAL HIGHLIGHTS

	Year Ended September 30,		Period Ended September 30,
CLASS I SHARES	2018	2017	2016(1)
Net asset value, beginning	$20.35	$18.14	$17.17
Income from investment operations:
Net investment income (2)	0.25	0.36	0.01
Net realized and unrealized gain	1.84	2.77	0.96
Total from investment operations	2.09	3.13	0.97
Distributions from:
Net investment income	(0.50)	(0.25)	—
Net realized gain	(0.68)	(0.67)	—
Total distributions	(1.18)	(0.92)	—
Total increase in net asset value	0.91	2.21	0.97
Net asset value, ending	$21.26	$20.35	$18.14
Total return (3)	10.57%	18.02%	5.65%	(4)
Ratios to average net assets: (5)
Total expenses(6)	0.26%	1.76%	0.57%	(7)
Net expenses(6)	0.08%	0.08%	0.08%	(7)
Net investment income	1.20%	1.91%	0.19%	(7)
Portfolio turnover	64%	55%	62%	(8)
Net assets, ending (in thousands)	$11,938	$1,790	$1,056

(1) From May 20, 2016 inception.
(2) Computed using average shares outstanding.
(3) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(4) Not annualized.
(5) Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(6) Amounts do not include the expenses of the Underlying Funds and/or unaffiliated funds.
(7) Annualized.
(8) For the year ended September 30, 2016.
See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS
NOTE 1 — SIGNIFICANT ACCOUNTING POLICIES
Calvert Conservative Allocation Fund (Conservative), Calvert Moderate Allocation Fund (Moderate) and Calvert Aggressive Allocation Fund (Aggressive), (each a Fund and collectively, the Funds) are diversified series of Calvert Social Investment Fund (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The investment objective of Conservative is to seek current income and capital appreciation, consistent with the preservation of capital. The investment objective of Moderate is to seek long-term capital appreciation and growth of income, with current income a secondary objective. The investment objective of Aggressive is to seek long-term capital appreciation. The Funds invest primarily in a combination of other Calvert equity and fixed-income funds (the Underlying Funds).
Each Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. A contingent deferred sales charge of 0.80% may apply to certain redemptions of Class A shares for accounts for which no sales charge was paid, if redeemed within one year of purchase. Class C shares are sold without a front-end sales charge, and with certain exceptions, are charged a contingent deferred sales charge of 1% on shares redeemed within one year of purchase. Class C shares are only available for purchase through a financial intermediary. Class I shares are sold at net asset value, are not subject to a sales charge and are sold only to certain eligible investors. Each Fund previously offered Class Y shares. At the close of business on December 8, 2017, Class Y shares were converted to Class I shares. Each class represents a pro rata interest in each Fund, but votes separately on class-specific matters and is subject to different expenses.
Each Fund applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946). Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.
A. Investment Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Funds use independent pricing services approved by the Board of Trustees (the Board) to value their investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.
U.S. generally accepted accounting principles (U.S. GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Valuation techniques used to value each Fund’s investments by major category are as follows:
Debt Securities. Debt securities are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. Accordingly, debt securities are generally categorized as Level 2 in the hierarchy. Short-term debt securities of sufficient credit quality purchased with remaining maturities of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.
Other Securities. Investments in the Underlying Funds are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy. Valuation methodologies and polices of the Underlying Funds are included in their financial statements, which are available upon request.
Derivatives. Futures contracts are valued at unrealized appreciation (depreciation) based on the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 or Level 2 in the hierarchy. U.S. exchange-traded options are valued at the mean between the bid and asked prices at valuation time as reported by the Options Price Reporting Authority and are categorized as Level 1 in the hierarchy.

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Fair Valuation. If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Funds’ adviser, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by or at the direction of the Board in a manner that fairly reflects the security’s value, or the amount that the Funds might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material.
The following tables summarize the market value of each of the Funds’ holdings as of September 30, 2018, based on the inputs used to value them:
CONSERVATIVE

Assets	Level 1	Level 2	Level 3	Total
Mutual Funds	$197,968,788	$—	$—	$197,968,788
U.S. Treasury Obligations	—	5,698,054	—	5,698,054
Purchased Options	23,870	—	—	23,870
Total Investments	$197,992,658	$5,698,054	$—	$203,690,712
Futures Contracts(1)	$21,595	$—	$—	$21,595
Total	$198,014,253	$5,698,054	$—	$203,712,307
Liabilities
Futures Contracts(1)	$(356,403)	$(13,459)	$—	$(369,862)

(1) The value listed reflects unrealized appreciation (depreciation) as shown in the Schedule of Investments.
MODERATE

Assets	Level 1	Level 2	Level 3	Total
Mutual Funds	$299,417,165	$—	$—	$299,417,165
U.S. Treasury Obligations	—	6,914,986	—	6,914,986
Purchased Options	51,150	—	—	51,150
Total Investments	$299,468,315	$6,914,986	$—	$306,383,301
Futures Contracts(1)	$39,100	$—	$—	$39,100
Total	$299,507,415	$6,914,986	$—	$306,422,401
Liabilities
Futures Contracts(1)	$(239,704)	$(28,782)	$—	$(268,486)

(1) The value listed reflects unrealized appreciation (depreciation) as shown in the Schedule of Investments.

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AGGRESSIVE

Assets	Level 1	Level 2	Level 3	Total
Mutual Funds	$158,393,397	$—	$—	$158,393,397
U.S. Treasury Obligations	—	2,866,327	—	2,866,327
Purchased Options	35,805	—	—	35,805
Total Investments	$158,429,202	$2,866,327	$—	$161,295,529
Futures Contracts(1)	$57,924	$—	$—	$57,924
Total	$158,487,126	$2,866,327	$—	$161,353,453
Liabilities
Futures Contracts(1)	$—	$(20,338)	$—	$(20,338)

(1) The value listed reflects unrealized appreciation (depreciation) as shown in the Schedule of Investments.
B. Investment Transactions and Income: Investment transactions for financial statement purposes are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Distributions received that represent a return of capital are recorded as a reduction of cost of investments. Distributions received that represent a capital gain are recorded as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Inflation adjustments to the principal amount of inflation-adjusted bonds and notes are reflected as interest income. Deflation adjustments to the principal amount of an inflation-adjusted bond or note are reflected as reductions to interest income to the extent of interest income previously recorded on such bond or note. Expenses included in the accompanying financial statements reflect the expenses of each Fund and do not include any expenses associated with the Underlying Funds.
C. Share Class Accounting: Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based upon the relative net assets of each class to the total net assets of each Fund. Expenses arising in connection with a specific class are charged directly to that class.
D. Foreign Currency Transactions: The Funds’ accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income, and expenses are translated at the prevailing rate of exchange on the date of the event. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
E. Futures Contracts: The Funds may enter into futures contracts to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Funds. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Funds’ ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts’ terms. Futures contracts are designed by boards of trade, which are designated “contracts markets” by the Commodities Futures Trading Commission. Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange, and the boards of trade, through their clearing corporations, guarantee the futures contracts against default. As a result, there is minimal counterparty credit risk to the Funds.
F. Options Contracts: Upon the purchase of a call or put option, the premium paid by the Funds is included in the Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Funds’ policies on investment valuations discussed above. Premiums paid for purchasing options that expire are treated as realized losses. Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss. As purchasers of an index option, the Funds have the right to receive a cash payment equal to any depreciation in the value of the index below the exercise price of the option (in the case of a put) or equal to any appreciation in the value of the index over the exercise price of the option (in the case of a call) as of the valuation date of the option. The risk

38 www.calvert.com CALVERT ASSET ALLOCATION FUNDS ANNUAL REPORT associated with purchasing options is limited to the premium originally paid. Purchased options traded over-the-counter involve risk that the issuer or counterparty will fail to perform its contractual obligations.
Upon the writing of a call or a put option, the premium received by the Funds is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written, in accordance with the Funds’ policies on investment valuations discussed above. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. When an index option is exercised, each Fund is required to deliver an amount of cash determined by the excess of the exercise price of the option over the value of the index (in the case of a put) or the excess of the value of the index over the exercise price of the option (in the case of a call) at contract termination. The Funds, as writers of an option, may have no control over whether the underlying instrument may be sold (call) or purchased (put) and, as a result, bear the market risk of an unfavorable change in the price of the instrument underlying the written option. The Funds may also bear the risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.
G. Distributions to Shareholders: Distributions to shareholders are recorded by the Funds on ex-dividend date. Dividends from net investment income are declared and paid quarterly for Conservative and Moderate and annually for Aggressive. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP; accordingly, periodic reclassifications are made within the Funds’ capital accounts to reflect income and gains available for distribution under income tax regulations.
H. Estimates: The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
I. Indemnifications: Under the Trust’s organizational document, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Funds. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and provides that upon request, the Trust shall assume the defense on behalf of any Fund shareholders or former shareholders. Additionally, in the normal course of business, each Fund enters into agreements with service providers that may contain indemnification clauses. Each Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against each Fund that have not yet occurred.
J. Federal Income Taxes: No provision for federal income or excise tax is required since each Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.
Management has analyzed the Funds’ tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Funds’ financial statements. Each Fund’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
NOTE 2 — RELATED PARTY TRANSACTIONS
Calvert Research and Management (CRM), a subsidiary of Eaton Vance Management (EVM), provides investment advisory services to the Funds. The Funds do not pay advisory fees to CRM for performing investment advisory services. CRM, however, receives advisory fees for managing the Underlying Funds.
CRM has agreed to reimburse the Funds’ operating expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding expenses such as brokerage commissions, acquired fund fees and expenses, interest expense, taxes or litigation expenses) for Conservative, Moderate and Aggressive exceed 0.44%, 0.44% and 0.43%, respectively, for Class A shares; 1.19%, 1.19% and 1.18%, respectively, for Class C shares; 0.09%, 0.09% and 0.08%, respectively, for Class I shares and prior to the close of business on December 8, 2017, 0.19%, 0.19% and 0.18%, respectively, for Class Y shares of such class’ average daily net assets. The expense reimbursement agreements with CRM may be changed or terminated after January 31, 2019. For the year ended September 30, 2018, CRM waived or reimbursed expenses of $14,274, $14,851 and $142,388 of Conservative, Moderate and Aggressive, respectively. CRM serves as the administrator of the Funds, but receives no compensation.
The Funds have in effect distribution plans for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, each Fund pays Eaton Vance Distributors, Inc. (EVD), an affiliate of CRM and the Funds’ principal underwriter, a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A for

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distribution services and facilities provided to the Funds by EVD, as well as for personal services and/or the maintenance of shareholder accounts. The Funds also have in effect distribution plans for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, each Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Funds. In addition, pursuant to the Class C Plan, each Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. Distribution and service fees for Conservative, Moderate and Aggressive paid or accrued for the year ended September 30, 2018 amounted to $371,699, $556,184 and $307,379, respectively, for Class A shares and $340,255, $447,341 and $190,621, respectively, for Class C shares.
The Funds were informed that EVD received $47,627, $96,741 and $68,018 for Conservative, Moderate and Aggressive, respectively, as their portion of the sales charge on sales of Class A shares for the year ended September 30, 2018. The Funds were also informed that EVD received $1,479, $10,769 and $4,920 for Conservative, Moderate and Aggressive, respectively, of contingent deferred sales charges paid by each Fund’s shareholders for the same period.
EVM provides sub-transfer agency and related services to the Funds pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended September 30, 2018, sub-transfer agency fees and expenses incurred to EVM amounted to $23,762, $46,934 and $39,721 for Conservative, Moderate and Aggressive, respectively, and are included in transfer agency fees and expenses on the Statements of Operations.
Each Trustee of the Funds who is not an employee of CRM or its affiliates receives a fee of $3,000 for each Board meeting attended in person and $2,000 for each Board meeting attended by phone plus an annual fee of $52,000, and $1,500 for each Committee meeting attended in person and $1,000 for each Committee meeting attended by phone plus an annual Committee fee of $2,500. The Board chair receives an additional $10,000 annual retainer and Committee chairs receive an additional $6,000 annual retainer. Eligible Trustees may participate in a Deferred Compensation Plan (the Plan). Amounts deferred under the Plan are treated as though equal dollar amounts had been invested in shares of the Funds or other Calvert funds selected by the Trustees. The Funds purchase shares of the funds selected equal to the dollar amounts deferred under the Plan, resulting in an asset equal to the deferred compensation liability. Obligations of the Plan are paid solely from the Funds’ assets. Trustees’ fees are allocated to each of the Calvert funds served. Salaries and fees of officers and Trustees of the Funds who are employees of CRM or its affiliates are paid by CRM. In addition, an advisory council was established to aid the Board and CRM in advancing the cause of responsible investing through original scholarship and thought leadership. The advisory council consists of CRM’s Chief Executive Officer and four additional members. Each member (other than CRM’s Chief Executive Officer) receives annual compensation of $75,000, which is being reimbursed by Calvert Investment Management, Inc. (CIM), the Calvert funds’ former investment adviser and Ameritas Holding Company, CIM’s parent company, through the end of 2019. For the year ended September 30, 2018, each Fund’s allocated portion of such expense and reimbursement was $4,143, $5,901 and $3,088 for Conservative, Moderate and Aggressive, respectively, which are included in miscellaneous expense and reimbursement of expenses-other, respectively, on the Statements of Operations.
NOTE 3 — INVESTMENT ACTIVITY
During the year ended September 30, 2018, the cost of purchases and proceeds from sales of investments, other than short-term securities, were as follows:

	CONSERVATIVE	MODERATE	AGGRESSIVE
Purchases
U.S. Government and Agency Securities	$5,680,223	$6,893,076	$2,859,006
Non-U.S. Government and Agency Securities	196,609,613	227,996,280	107,143,755
Total Purchases	$201,989,836	$234,889,356	$110,002,761
Sales
Non-U.S. Government and Agency Securities	$186,477,126	$209,284,287	$96,296,560

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NOTE 4 — DISTRIBUTIONS TO SHAREHOLDERS AND INCOME TAX INFORMATION
The tax character of distributions declared for the years ended September 30, 2018 and September 30, 2017 was as follows:

Year Ended September 30, 2018
	CONSERVATIVE	MODERATE	AGGRESSIVE
Distributions declared from:
Ordinary income	$4,953,252	$6,357,229	$3,000,347
Long-term capital gains	2,728,735	7,260,464	4,720,754

Year Ended September 30, 2017
	CONSERVATIVE	MODERATE	AGGRESSIVE
Distributions declared from:
Ordinary income	$3,126,373	$3,924,339	$1,767,434
Long-term capital gains	1,601,320	6,519,375	4,429,203
During the year ended September 30, 2018, the following amounts were reclassified due to the Funds’ use of equalization accounting. Tax equalization accounting allows a Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains.

	CONSERVATIVE	MODERATE	AGGRESSIVE
Change in:
Paid-in capital	$312,826	$537,266	$281,536
Distributable earnings	$(312,826)	$(537,266)	$(281,536)
These reclassifications had no effect on the net assets or net asset value per share of the Funds.
As of September 30, 2018, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

	CONSERVATIVE	MODERATE	AGGRESSIVE
Undistributed ordinary income	$509,443	$960,475	$703,411
Undistributed long-term capital gains	$3,333,935	$8,667,134	$5,203,101
Net unrealized appreciation	$7,427,572	$25,455,037	$17,969,071
The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, of the Funds at September 30, 2018, as determined on a federal income tax basis, were as follows:

	CONSERVATIVE	MODERATE	AGGRESSIVE
Aggregate cost	$196,239,220	$280,877,007	$143,290,552
Gross unrealized appreciation	$9,702,947	$26,870,726	$18,096,728
Gross unrealized depreciation	(2,275,325)	(1,415,582)	(127,556)
Net unrealized appreciation (depreciation)	$7,427,622	$25,455,144	$17,969,172
NOTE 5 — FINANCIAL INSTRUMENTS
A summary of futures contracts and options contracts outstanding at September 30, 2018 is included in each Fund’s Schedule of Investments. During the year ended September 30, 2018, the Funds used futures contracts as a substitute for direct investment in particular asset classes to facilitate rebalancing and implement tactical asset allocation decisions.
During the year ended September 30, 2018, the Funds used purchased and written options contracts to make tactical asset allocations (including to gain or limit exposure to certain asset classes and/or sectors).

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At September 30, 2018, the fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure was as follows:

CONSERVATIVE

Risk	Derivative	Statement of Assets and Liabilities Caption	Assets		Liabilities
Equity price	Futures contracts	Distributable earnings	$21,595	*	($13,459)	*
Equity price	Purchased options	Investments in securities of unaffiliated issuers, at value	23,870		—
Interest rate	Futures contracts	Distributable earnings	—		(356,403)	*
Total			$45,465		($369,862)

* Only the current day’s variation margin is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin on open futures contracts, as applicable.

MODERATE

Risk	Derivative	Statement of Assets and Liabilities Caption	Assets		Liabilities
Equity price	Futures contracts	Distributable earnings	$33,367	*	($28,782)	*
Equity price	Purchased options	Investments in securities of unaffiliated issuers, at value	51,150		—
Interest rate	Futures contracts	Distributable earnings	5,733	*	(239,704)	*
Total			$90,250		($268,486)

* Only the current day’s variation margin is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin on open futures contracts, as applicable.

AGGRESSIVE

Risk	Derivative	Statement of Assets and Liabilities Caption	Assets		Liabilities
Equity price	Futures contracts	Distributable earnings	$18,950	*	($20,338)	*
Equity price	Purchased options	Investments in securities of unaffiliated issuers, at value	35,805		—
Interest rate	Futures contracts	Distributable earnings	38,974	*	—
Total			$93,729		($20,338)

* Only the current day’s variation margin is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin on open futures contracts, as applicable.

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The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statements of Operations by risk exposure for the year ended September 30, 2018 was as follows:

CONSERVATIVE
Statement of Operations Caption	Foreign Exchange	Equity price	Interest rate
Net realized gain (loss) on:
Investment securities – unaffiliated issuers	$—	$299,896	($23,008)
Futures contracts	(4,507)	(78,138)	(254,952)
Written options	—	230,080	—
Total	($4,507)	$451,838	($277,960)

Net change in unrealized appreciation (depreciation) on:
Investment securities – unaffiliated issuers	$—	($60,281)	$—
Futures contracts	—	58,289	(291,151)
Written options	—	(17,322)	—
Total	$—	($19,314)	($291,151)

MODERATE
Statement of Operations Caption	Foreign Exchange	Equity price	Interest rate
Net realized gain (loss) on:
Investment securities – unaffiliated issuers	$—	$468,723	($32,868)
Futures contracts	(4,723)	(284,728)	347,348
Written options	—	339,528	—
Total	($4,723)	$523,523	$314,480

Net change in unrealized appreciation (depreciation) on:
Investment securities – unaffiliated issuers	$—	($122,195)	$—
Futures contracts	—	59,770	(242,470)
Written options	—	(35,337)	—
Total	$—	($97,762)	($242,470)

AGGRESSIVE
Statement of Operations Caption	Foreign Exchange	Equity price	Interest rate
Net realized gain (loss) on:
Investment securities – unaffiliated issuers	$—	$258,841	($17,530)
Futures contracts	(7,839)	(422,808)	76,469
Written options	—	183,893	—
Total	($7,839)	$19,926	$58,939

Net change in unrealized appreciation (depreciation) on:
Investment securities - unaffiliated issuers	$—	($80,403)	$—
Futures contracts	—	66,209	38,974
Written options	—	(22,583)	—
Total	$—	($36,777)	$38,974

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The average notional cost of futures contracts and the average number of purchased and written options contracts outstanding during the year ended September 30, 2018 were approximately as follows:

	CONSERVATIVE	MODERATE	AGGRESSIVE
Futures contracts – long	$20,847,000	$14,008,000	$2,849,000
Futures contracts – short	$4,989,000	$13,904,000	$2,973,000
Purchased options	44	65	35
Written options	(22)	(36)	(21)
NOTE 6 — OVERDRAFT ADVANCES
Pursuant to the custodian agreement, State Street Bank and Trust Company (SSB) may, in its discretion, advance funds to the Funds to make properly authorized payments. When such payments result in an overdraft, each Fund is obligated to repay SSB at the current rate of interest charged by SSB for secured loans (currently, the Federal Funds rate plus 2%). This obligation is payable on demand to SSB. SSB has a lien on each Fund’s assets to the extent of any overdraft. At September 30, 2018, Conservative had a payment due to SSB pursuant to the foregoing arrangement of $909. Based on the short-term nature of these payments and the variable interest rate, the carrying value of the overdraft advances approximated its fair value at September 30, 2018. If measured at fair value, overdraft advances would have been considered as Level 2 in the fair value hierarchy (see Note 1A) at September 30, 2018. The Funds’ average overdraft advances during the year ended September 30, 2018 were not significant.
NOTE 7 — SECURITIES LENDING
To generate additional income, the Funds may lend their securities pursuant to a securities lending agency agreement with SSB, the securities lending agent. Security loans are subject to termination by the Funds at any time and, therefore, are not considered illiquid investments. The Funds require that the loan be continuously collateralized by either cash or securities as collateral equal at all times to at least 102% of the market value of the domestic securities loaned and 105% of the market value of the international securities loaned (if applicable). The market value of securities loaned is determined daily and any additional required collateral is delivered to the respective Fund on the next business day. Cash collateral is generally invested in a money market fund registered under the 1940 Act that is managed by an affiliate of SSB. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Funds. Income earned on the investment of collateral, net of broker rebates and other expenses incurred by the securities lending agent, is split between the respective Fund and the securities lending agent on the basis of agreed upon contractual terms. Non-cash collateral, if any, is held by the lending agent on behalf of the respective Fund and cannot be sold or re-pledged by the respective Fund; accordingly, such collateral is not reflected in each of the Statement of Assets and Liabilities.
The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights to the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The securities lending agent shall indemnify the Funds in the case of default of any securities borrower. The Funds did not have any securities on loan at September 30, 2018.
NOTE 8 — LINE OF CREDIT
The Funds participate with other funds managed by CRM in a $62.5 million committed ($25 million committed and $25 million uncommitted prior to August 7, 2018) unsecured line of credit agreement with SSB, which is in effect through August 6, 2019. Borrowings may be made for temporary or emergency purposes only. Borrowings bear interest at the higher of the One-Month London Interbank Offered Rate (LIBOR) in effect that day or the overnight Federal Funds Rate, plus 1.00% (1.25% prior to August 7, 2018) per annum. A commitment fee of 0.20% (0.25% prior to August 7, 2018) per annum is incurred on the unused portion of the committed facility. An administrative fee of $37,500 was incurred in connection with the renewal of the facility in August 2018. These fees are allocated to all participating funds. Because the line of credit is not available exclusively to the Funds, a Fund may be unable to borrow some or all of its requested amounts at any particular time. The Funds had no borrowings pursuant to this line of credit during the year ended September 30, 2018.
NOTE 9 — AFFILIATED COMPANIES
An affiliated company is a company in which a fund has a direct or indirect ownership of, control of, or voting power of 5 percent or more of the outstanding voting shares, or a company that is under common ownership or control with a fund. At September 30, 2018, the value of each Fund’s investment in affiliated companies was $197,968,788, $299,417,165 and $158,393,397 for Conservative, Moderate and Aggressive, respectively, which represents 97.2%, 97.8% and 98.2% of net assets for Conservative,

44 www.calvert.com CALVERT ASSET ALLOCATION FUNDS ANNUAL REPORT

Moderate and Aggressive, respectively. Transactions in affiliated companies by the Funds for the year ended September 30, 2018 were as follows:
CONSERVATIVE

Name of Calvert Fund	Shares, beginning of period	Gross Additions	Gross Reductions	Shares, end of period	Value, end of period	Dividend Income	Net Realized Gain (Loss)	Capital Gains Distributions Received	Change in Unrealized Appreciation (Depreciation)
Absolute Return Bond Fund, Class I	1,580,293	188,852	—	1,769,145	$26,307,191	$773,363	$—	$202,937	($496,530)
Bond Fund, Class I	4,425,319	163,270	(4,588,589)	—	—	114,571	916,129	—	(739,800)
Bond Fund, Class R6	—	4,730,591	(16,238)	4,714,353	74,062,493	1,761,625	(6,983)	—	(2,106,821)
Emerging Markets Equity Fund, Class I	281,216	166,530	(62,785)	384,961	6,055,431	10,528	255,798	—	(431,613)
Floating-Rate Advantage Fund, Class R6	—	2,852,143	(97,678)	2,754,465	27,434,474	1,025,217	(7,049)	—	(104,085)
International Equity Fund, Class I	309,405	885	(310,290)	—	—	16,573	655,889	—	(579,220)
International Opportunities Fund, Class I	310,482	31,644	(17,354)	324,772	6,014,777	102,843	42,064	302,993	5,515
International Responsible Index Fund, Class I	242,560	145,482	(4,282)	383,760	9,006,844	117,763	15,619	—	2,190
Long-Term Income Fund, Class I	321,477	9	(321,483)	3	45	160	270,667	—	(264,517)
Mid-Cap Fund, Class I	48,815	6,556	(2,324)	53,047	2,173,350	7,399	(4,627)	158,494	131,582
Small-Cap Fund, Class I	70,175	48,196	(10,279)	108,092	3,105,469	5,386	32,797	237,529	143,300
Ultra-Short Duration Income Fund, Class I	1,357,595	760,399	(2,117,994)	—	—	6,906	29,240	—	(9,836)
Ultra-Short Duration Income Fund, Class R6	—	2,830,809	(2,548,840)	281,969	2,816,869	86,596	(1,363,389)	1,258	1,346,531
US Large-Cap Core Responsible Index Fund, Class I	687,671	4,253	(691,924)	—	—	—	2,223,027	—	(1,875,925)
US Large-Cap Core Responsible Index Fund, Class R6	—	678,965	(61,522)	617,443	15,608,955	208,001	80,220	146,344	1,734,153
US Large-Cap Growth Responsible Index Fund, Class I	344,496	14,119	(42,766)	315,849	9,481,800	76,079	239,455	115,386	1,646,904
US Large-Cap Value Responsible Index Fund, Class I	474,198	73,296	(52,222)	495,272	11,757,764	189,589	163,956	557,802	169,238
US Mid-Cap Core Responsible Index Fund, Class I	135,676	27,736	(12,471)	150,941	4,143,326	39,265	21,243	72,658	416,847
TOTALS					$197,968,788	$4,541,864	$3,564,056	$1,795,401	($1,012,087)

www.calvert.com CALVERT ASSET ALLOCATION FUNDS ANNUAL REPORT 45

MODERATE

Name of Calvert Fund	Shares, beginning of period	Gross Additions	Gross Reductions	Shares, end of period	Value, end of period	Dividend Income	Net Realized Gain (Loss)	Capital Gains Distributions Received	Change in Unrealized Appreciation (Depreciation)
Absolute Return Bond Fund, Class I	2,008,287	350,793	—	2,359,080	$35,079,521	$976,227	$—	$252,057	($621,983)
Bond Fund, Class I	2,934,178	4,093	(2,938,271)	—	—	65,864	601,805	—	(495,329)
Bond Fund, Class R6	—	2,885,743	—	2,885,743	45,335,019	1,022,171	—	—	(1,213,460)
Emerging Markets Equity Fund, Class I	565,098	480,613	(89,282)	956,429	15,044,626	22,174	418,028	—	(1,029,055)
Floating-Rate Advantage Fund, Class R6	—	2,292,033	(137,699)	2,154,334	21,457,165	789,963	(9,800)	—	(75,653)
International Equity Fund, Class I	1,185,299	23,405	(967,364)	241,340	4,517,892	162,810	1,696,115	—	(1,310,581)
International Opportunities Fund, Class I	892,071	163,521	(35,839)	1,019,753	18,885,834	289,321	168,614	852,381	(4,052)
International Responsible Index Fund, Class I	580,769	507,730	(23,391)	1,065,108	24,998,096	293,947	88,742	—	(19,909)
Mid-Cap Fund, Class I	105,191	10,711	(5,009)	110,893	4,543,306	15,582	(3,797)	333,795	281,196
Small-Cap Fund, Class I	151,220	150,306	(15,569)	285,957	8,215,557	11,319	51,732	499,255	500,955
Ultra-Short Duration Income Fund, Class I	1,438,790	413,099	(1,851,889)	—	—	13,362	28,159	—	(5,277)
Ultra-Short Duration Income Fund, Class R6	—	4,218,618	(3,578,109)	640,509	6,398,689	150,499	(1,816,294)	2,215	1,790,516
US Large-Cap Core Responsible Index Fund, Class I	2,037,548	—	(2,037,548)	—	—	—	6,666,432	—	(5,574,618)
US Large-Cap Core Responsible Index Fund, Class R6	—	2,171,115	(82,826)	2,088,289	52,791,952	681,533	123,855	479,511	5,839,975
US Large-Cap Growth Responsible Index Fund, Class I	769,928	16,285	(67,110)	719,103	21,587,458	166,175	381,262	252,032	3,830,239
US Large-Cap Value Responsible Index Fund, Class I	1,125,626	99,934	(25,437)	1,200,123	28,490,912	439,761	118,535	1,293,854	639,899
US Mid-Cap Core Responsible Index Fund, Class I	388,681	66,972	(15,903)	439,750	12,071,138	110,263	25,166	204,034	1,237,508
TOTALS					$299,417,165	$5,210,971	$8,538,554	$4,169,134	$3,770,371

46 www.calvert.com CALVERT ASSET ALLOCATION FUNDS ANNUAL REPORT

AGGRESSIVE

Name of Calvert Fund	Shares, beginning of period	Gross Additions	Gross Reductions	Shares, end of period	Value, end of period	Dividend Income	Net Realized Gain (Loss)	Capital Gains Distributions Received	Change in Unrealized Appreciation (Depreciation)
Absolute Return Bond Fund, Class I	267,360	97,465	(94,180)	270,645	$4,024,488	$104,593	$35,538	$22,590	($90,884)
Bond Fund, Class I	814,675	148,460	(963,135)	—	—	17,833	61,387	—	(29,249)
Bond Fund, Class R6	—	1,983,537	(1,252,780)	730,757	11,480,185	292,194	(286,844)	—	(42,450)
Emerging Markets Equity Fund, Class I	536,025	243,875	(126,355)	653,545	10,280,264	19,091	545,027	—	(870,757)
Floating-Rate Advantage Fund, Class R6	—	421,265	(95,124)	326,141	3,248,364	141,452	(6,687)	—	(11,795)
International Equity Fund, Class I	926,169	45,785	(480,384)	491,570	9,202,194	174,200	536,210	—	(196,883)
International Opportunities Fund, Class I	644,874	102,546	(8,637)	738,783	13,682,259	210,536	41,930	620,268	57,859
International Responsible Index Fund, Class I	340,817	266,116	(10,587)	596,346	13,996,237	166,085	40,520	—	(22,160)
Mid-Cap Fund, Class I	107,365	7,412	(25,735)	89,042	3,648,036	12,106	37,915	259,321	201,399
Small-Cap Fund, Class I	154,350	98,696	(71,389)	181,657	5,218,999	8,703	221,509	383,836	115,978
US Large-Cap Core Responsible Index Fund, Class I	1,496,712	78,342	(1,575,054)	—	—	—	4,786,513	—	(3,967,688)
US Large-Cap Core Responsible Index Fund, Class R6	—	1,739,064	(122,133)	1,616,931	40,876,015	533,105	111,516	375,081	4,514,813
US Large-Cap Growth Responsible Index Fund, Class I	505,201	21,583	(36,849)	489,935	14,707,836	110,366	244,298	167,388	2,625,378
US Large-Cap Value Responsible Index Fund, Class I	755,929	95,827	(12,318)	839,438	19,928,259	298,885	57,403	879,374	476,030
US Mid-Cap Core Responsible Index Fund, Class I	156,311	141,279	(2,499)	295,091	8,100,261	60,395	3,923	111,759	755,135
TOTALS					$158,393,397	$2,149,544	$6,430,158	$2,819,617	$3,514,726

www.calvert.com CALVERT ASSET ALLOCATION FUNDS ANNUAL REPORT 47

NOTE — CAPITAL SHARES
Transactions in capital shares for the years ended September 30, 2018 and September 30, 2017 were as follows:

CONSERVATIVE	Year Ended September 30, 2018		Year Ended September 30, 2017
	Shares	Amount	Shares	Amount
Class A
Shares sold	2,180,976	$37,596,738	1,981,979	$33,126,700
Reinvestment of distributions	327,801	5,609,954	217,729	3,582,313
Shares redeemed	(1,827,394)	(31,382,132)	(2,151,958)	(35,703,955)
Net increase	681,383	$11,824,560	47,750	$1,005,058

Class C
Shares sold	318,703	$5,409,924	350,847	$5,765,745
Reinvestment of distributions	59,877	1,013,444	38,422	622,901
Shares redeemed	(366,667)	(6,231,617)	(524,534)	(8,647,576)
Net increase (decrease)	11,913	$191,751	(135,265)	($2,258,930)

Class I
Shares sold	773,598	$13,281,667	266,172	$4,450,178
Reinvestment of distributions	36,804	629,265	5,997	98,536
Shares redeemed	(414,494)	(7,122,753)	(157,825)	(2,639,917)
Conversion from Class Y	563,657	9,881,196	—	—
Net increase	959,565	$16,669,375	114,344	$1,908,797

Class Y (1)
Shares sold	58,801	$1,022,522	655,287	$10,843,456
Reinvestment of distributions	—	—	5,143	87,174
Shares redeemed	(83,453)	(1,454,632)	(96,466)	(1,628,503)
Conversion to Class I	(563,812)	(9,881,196)	—	—
Net increase (decrease)	(588,464)	($10,313,306)	563,964	$9,302,127

(1) Effective December 8, 2017, Class Y shares of the Fund converted to Class I shares at net asset value. Thereafter, Class Y shares were terminated.

48 www.calvert.com CALVERT ASSET ALLOCATION FUNDS ANNUAL REPORT

MODERATE	Year Ended September 30, 2018		Year Ended September 30, 2017
	Shares	Amount	Shares	Amount
Class A
Shares sold	1,972,821	$38,427,168	1,871,825	$34,184,103
Reinvestment of distributions	548,409	10,512,164	457,461	8,062,036
Shares redeemed	(1,876,516)	(36,499,346)	(2,701,121)	(48,943,346)
Net increase (decrease)	644,714	$12,439,986	(371,835)	($6,697,207)

Class C
Shares sold	516,056	$9,558,830	404,329	$7,013,541
Reinvestment of distributions	92,257	1,686,140	93,798	1,580,839
Shares redeemed	(488,781)	(9,064,356)	(677,620)	(11,748,924)
Net increase (decrease)	119,532	$2,180,614	(179,493)	($3,154,544)

Class I
Shares sold	963,236	$18,817,191	543,251	$9,745,165
Reinvestment of distributions	45,170	866,944	10,962	191,489
Shares redeemed	(224,960)	(4,394,879)	(141,632)	(2,590,737)
Conversion from Class Y	218,239	4,347,504	—	—
Net increase	1,001,685	$19,636,760	412,581	$7,345,917

Class Y (1)
Shares sold	31,981	$630,011	208,511	$3,800,298
Reinvestment of distributions	—	—	1,370	24,116
Shares redeemed	(3,557)	(69,150)	(42,090)	(776,519)
Conversion to Class I	(218,464)	(4,347,504)	—	—
Net increase (decrease)	(190,040)	($3,786,643)	167,791	$3,047,895

(1) Effective December 8, 2017, Class Y shares of the Fund converted to Class I shares at net asset value. Thereafter, Class Y shares were terminated.

www.calvert.com CALVERT ASSET ALLOCATION FUNDS ANNUAL REPORT 49

AGGRESSIVE	Year Ended September 30, 2018		Year Ended September 30, 2017
	Shares	Amount	Shares	Amount
Class A
Shares sold	1,019,658	$20,984,060	902,755	$17,031,178
Reinvestment of distributions	300,628	6,057,659	275,795	4,947,011
Shares redeemed	(933,779)	(19,235,497)	(1,135,909)	(21,115,128)
Net increase	386,507	$7,806,222	42,641	$863,061

Class C
Shares sold	198,663	$3,510,706	122,130	$1,983,708
Reinvestment of distributions	57,534	997,061	58,413	911,004
Shares redeemed	(216,983)	(3,836,527)	(258,351)	(4,180,783)
Net increase (decrease)	39,214	$671,240	(77,808)	($1,286,071)

Class I
Shares sold	443,339	$9,214,545	116,645	$2,120,665
Reinvestment of distributions	17,836	360,106	5,981	107,065
Shares redeemed	(88,806)	(1,836,574)	(92,904)	(1,716,773)
Conversion from Class Y	101,282	2,138,971	—	—
Net increase	473,651	$9,877,048	29,722	$510,957

Class Y (1)
Shares sold	47,128	$973,817	68,147	$1,275,567
Reinvestment of distributions	—	—	471	8,458
Shares redeemed	(3,134)	(65,342)	(18,526)	(347,295)
Conversion to Class I	(101,313)	(2,138,971)	—	—
Net increase (decrease)	(57,319)	($1,230,496)	50,092	$936,730

(1) Effective December 8, 2017, Class Y shares of the Fund converted to Class I shares at net asset value. Thereafter, Class Y shares were terminated.

50 www.calvert.com CALVERT ASSET ALLOCATION FUNDS ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Shareholders and Board of Trustees
Calvert Social Investment Fund:
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of Calvert Conservative Allocation Fund, Calvert Moderate Allocation Fund and Calvert Aggressive Allocation Fund (collectively, the Funds), each a series of Calvert Social Investment Fund, including the schedules of investments, as of September 30, 2018, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of September 30, 2018, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of September 30, 2018, by correspondence with custodians, brokers and transfer agents. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more of the Calvert Funds since 2002.
Philadelphia, Pennsylvania
November 21, 2018

www.calvert.com CALVERT ASSET ALLOCATION FUNDS ANNUAL REPORT 51

FEDERAL TAX INFORMATION
The Form 1099-DIV you receive in February 2019 will show the tax status of all distributions paid to your account in calendar year 2018. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Funds. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals, the dividends received deduction for corporations and capital gains dividends.
Qualified Dividend Income. For the fiscal year ended September 30, 2018, the Funds designate the following amounts, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%:

Conservative Allocation Fund	$1,192,966
Moderate Allocation Fund	$3,272,146
Aggressive Allocation Fund	$2,180,765
Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of each Fund’s dividend distribution that qualifies under tax law. For each Fund’s fiscal 2018 ordinary income dividends, the following qualifies for the corporate dividends received deduction:

Conservative Allocation Fund	17.16%
Moderate Allocation Fund	34.17%
Aggressive Allocation Fund	50.20%
Capital Gains Dividends. The Funds hereby designate as a capital gain dividend with respect to the taxable year ended September 30, 2018, the following amounts or, if subsequently determined to be different, the net capital gain of such year:

Conservative Allocation Fund	$3,948,422
Moderate Allocation Fund	$9,486,235
Aggressive Allocation Fund	$5,901,230

52 www.calvert.com CALVERT ASSET ALLOCATION FUNDS ANNUAL REPORT (Unaudited)

MANAGEMENT AND ORGANIZATION
Fund Management. The Trustees of Calvert Social Investment Fund (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “Independent Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer, with the exception of Ms. Gemma and Mr. Kirchner, is 1825 Connecticut Avenue NW, Suite 400, Washington, DC 20009. As used below, “CRM” refers to Calvert Research and Management. Each Trustee oversees 39 funds in the Calvert fund complex. Each officer serves as an officer of certain other Calvert funds.

Name and Year of Birth	Position with Trust	Position Start Date	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience

Interested Trustee
John H. Streur(1) 1960	Trustee & President	2015
President and Chief Executive Officer of Calvert Research and Management (since December 31, 2016). President and Chief Executive Officer of Calvert Investments, Inc. (January 2015 - December 2016); Chief Executive Officer of Calvert Investment Distributors, Inc. (August 2015 - December 2016); Chief Compliance Officer of Calvert Investment Management, Inc. (August 2015 - April 2016); President and Director, Portfolio 21 Investments, Inc. (through October 2014); President, Chief Executive Officer and Director, Managers Investment Group LLC (through January 2012); President and Director, The Managers Funds and Managers AMG Funds (through January 2012).
Directorships in the Last Five Years. Portfolio 21 Investments, Inc. (asset management) (through October 2014); Managers Investment Group LLC (asset management) (through January 2012); The Managers Funds (asset management) (through January 2012); Managers AMG Funds (asset management) (through January 2012); Calvert Impact Capital, Inc.

Independent Trustees
Richard L. Baird, Jr 1948	Trustee	1982
Former President and CEO of Adagio Health Inc. (retired in 2014) in Pittsburgh, PA, a non-profit corporation which provides family planning services, nutrition, maternal/child health care, and various health screening services and community preventive health programs.
Directorships in the Last Five Years. None.

Alice Gresham Bullock 1950	Chair & Trustee	2016
Professor at Howard University School of Law (retired June 2016). She is former Dean of Howard University School of Law (1996-2002) and Deputy Director of the Association of American Law Schools (1992-1994).
Directorships in the Last Five Years. None.

Cari M. Dominguez 1949	Trustee	2016
Former Chair of the U.S. Equal Employment Opportunity Commission.
Directorships in the Last Five Years. Manpower, Inc. (employment agency); Triple S Management Corporation (managed care); National Association of Corporate Directors.

John G. Guffey, Jr. 1948	Trustee	1982	President of Aurora Press Inc., a privately held publisher of trade paperbacks (since January 1997). Directorships in the Last Five Years. Calvert Impact Capital, Inc.; Calvert Ventures, LLC.

www.calvert.com CALVERT ASSET ALLOCATION FUNDS ANNUAL REPORT (Unaudited) 53

Name and Year of Birth	Position with Trust	Position Start Date	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience

Miles D. Harper, III 1962	Trustee	2005
Partner, Carr Riggs & Ingram (public accounting firm) since October 2014. Partner, Gainer Donnelly & Desroches (public accounting firm) (now Carr Riggs & Ingram), November 1999 - September 2014).
Directorships in the Last Five Years. Bridgeway Funds (10) (asset management).

Joy V. Jones 1950	Trustee	1990	Attorney. Directorships in the Last Five Years. Conduit Street Restaurants SUD 2 Limited; Palm Management Restaurant Corporation.
Anthony A. Williams 1951	Trustee	2016
CEO and Executive Director of the Federal City Council (July 2012 to present); Senior Adviser and Independent Consultant for McKenna Long & Aldridge LLP (September 2011 to present); Executive Director of Global Government Practice at the Corporate Executive Board (January 2010 to January 2012).
Directorships in the Last Five Years. Freddie Mac; Evoq Properties/ Meruelo Maddux Properties, Inc. (real estate management); Weston Solutions, Inc. (environmental services); Bipartisan Policy Center’s Debt Reduction Task Force; Chesapeake Bay Foundation; Catholic University of America; Urban Institute (research organization).

Principal Officers who are not Trustees
Name and Year of Birth	Position with Trust	Position Start Date	Principal Occupation During Past Five Years

Hope L. Brown 1973	Chief Compliance Officer	2014
Chief Compliance Officer of 39 registered investment companies advised by CRM (since 2014). Vice President and Chief Compliance Officer, Wilmington Funds (2012-2014). Vice President and Senior Compliance Officer, Wilmington Trust Investment Advisors, Inc. (2010-2012).

Maureen A. Gemma(2) 1960	Secretary, Vice President and Chief Legal Officer	2016
Vice President of CRM and officer of 39 registered investment companies advised by CRM (since 2016). Also Vice President of Eaton Vance Management (“EVM”) and certain of its affiliates and officer of 174 registered investment companies advised or administered by EVM.

James F. Kirchner(2) 1967	Treasurer	2016
Vice President of CRM and officer of 39 registered investment companies advised by CRM (since 2016). Also Vice President of EVM and certain of its affiliates and officer of 174 registered investment companies advised or administered by EVM.

(1)	Mr. Streur is an interested person of the Funds because of his positions with each Fund’s Adviser and certain affiliates.

(2)	The business address for Ms. Gemma and Mr. Kirchner is Two International Place, Boston, MA 02110.
The SAI for the Funds includes additional information about the Trustees and officers of the Funds and can be obtained without charge on Calvert’s website at www.calvert.com or by calling 1-800-368-2745.

54 www.calvert.com CALVERT ASSET ALLOCATION FUNDS ANNUAL REPORT (Unaudited)

IMPORTANT NOTICES
Privacy. The Calvert Funds and Calvert Research and Management are committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•
Only such information received from you, through application forms or otherwise, and information about your Calvert fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•
None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Calvert Research and Management may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•
The Funds reserve the right to change this Privacy Policy at any time upon proper notification to you. Customers may want to review the Funds’ Privacy Policy periodically for changes by accessing the link on our homepage: www.calvert.com.

Our pledge of privacy applies to the following entities: the Calvert Family of Funds, Calvert Research and Management and their affiliated service providers, Eaton Vance Management and Eaton Vance Distributors, Inc. In addition, our Privacy Policy applies only to those Calvert customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Calvert’s Privacy Policy, please call 1-800-368-2745.
Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Calvert funds, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Calvert funds, or your financial advisor, otherwise. If you would prefer that your Calvert fund documents not be householded, please contact Calvert funds at 1-800-368-2745, or contact your financial advisor. Your instructions that householding not apply to delivery of your Calvert fund documents will typically be effective within 30 days of receipt by Calvert funds or your financial advisor. Separate statements will be generated for each separate account and will be householded as described above.
Portfolio Holdings. Each Calvert fund will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Calvert funds’ website at www.calvert.com, by calling Calvert funds at 1-800-368-2745 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).
Proxy Voting. The Proxy Voting Guidelines that each Calvert fund uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Calvert funds at 1-800-368-2745, by visiting the Calvert funds’ website at www.calvert.com or visiting the SEC’s website at www.sec.gov. Information regarding how a Calvert fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling Calvert funds, by visiting the Calvert funds’ website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.

www.calvert.com CALVERT ASSET ALLOCATION FUNDS ANNUAL REPORT (Unaudited) 55

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CALVERT ASSET ALLOCATION FUNDS
Investment Adviser and Administrator Calvert Research and Management 1825 Connecticut Avenue NW, Suite 400 Washington, DC 20009	Transfer Agent DST Asset Manager Solutions, Inc. 2000 Crown Colony Drive Quincy, MA 02169
Principal Underwriter* Eaton Vance Distributors, Inc. Two International Place Boston, MA 02110 (617) 482-8260	Independent Registered Public Accounting Firm KPMG LLP 1601 Market Street Philadelphia, PA 19103-2499
Custodian State Street Bank and Trust Company State Street Financial Center, One Lincoln Street Boston, MA 02111	Fund Offices 1825 Connecticut Avenue NW, Suite 400 Washington, DC 20009

* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.
Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call the Calvert funds at 800-368-2745.
Printed on recycled paper.

24205 9.30.18

Item 2. Code of Ethics

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-368-2745. The registrant has amended the code of ethics as described in Form N-CSR during the period covered by this report to make immaterial changes. The registrant has not granted any waiver, including an implicit waiver, from a provision of the code of ethics as described in Form N-CSR during the period covered by this report.

Item 3. Audit Committee Financial Expert

The registrant's Board of Trustees has determined that Miles D. Harper III, an “independent” Trustee serving on the registrant’s audit committee, is an “audit committee financial expert,” as defined in Item 3 of Form N-CSR. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services

(a) –(d)

The following table presents the aggregate fees billed to the registrant for the registrant’s fiscal years ended September 30, 2017 and September 30, 2018 by KPMG for professional services rendered for the audit of the registrant’s annual financial statements and fees billed for other services rendered by KPMG during such periods.

Fiscal Years Ended	9/30/17	%*	9/30/18	%*

Audit Fees	$192,290	4.7%	$190,478	4.3%

Audit-Related Fees	$0	0%	$0	0%

Tax Fees(1)	$34,200	0%	$35,850	0%

All Other Fees	$0	0%	$0	0%

Total	$226,490	4.0%	$226,328	3.6%
*Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimis waiver of committee’s requirement to pre-approve).

(1)
Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.

(e) The Audit Committee is required to pre-approve all audit and non-audit services provided to the registrant by the auditors, and to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant. In determining whether to pre-approve non-audit services, the Audit Committee considers whether the services are consistent with maintaining the independence of the auditors. The Committee may delegate its authority to pre-approve certain matters to one or more of its members. In this regard, the Committee has delegated authority jointly to the Audit Committee Chair together with another Committee member with respect to non-audit services not exceeding $25,000 in each instance. In addition, the Committee has pre-approved the retention of the auditors to provide tax-related services related to the tax treatment and tax accounting of newly acquired securities, upon request by the investment adviser in each instance.

(f) Not applicable.

(g) Aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant:

Fiscal Year ended 9/30/17		Fiscal Year ended 9/30/18
$	%*	$	%*

$79,200	0%	$35,850	0%

*Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimis waiver of committee’s requirement to pre-approve)

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

No material changes.

Item 11. Controls and Procedures

(a)    The registrant’s principal executive and principal financial officers have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 Act, as amended (the “1940 Act”) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (“Exchange Act”), as of a date within 90 days of the filing date of this report.

(b)    There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits

(a)(1)        Registrant’s Code of Ethics – Not applicable (please see Item 2).
(a)(2)(i)    Treasurer’s Section 302 certification.
(a)(2)(ii)    President’s Section 302 certification.
(b)        Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CALVERT SOCIAL INVESTMENT FUND

By:    /s/ John H. Streur
John H. Streur
President

Date:    November 26, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:    /s/ James F. Kirchner
James F. Kirchner
Treasurer

Date:    November 26, 2018

By:    /s/ John H. Streur
John H. Streur
President

Date:    November 26, 2018